sec

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

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MarketAxess Holdings Inc.

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Marketaxess 20 years 2020 proxy statement and notice of annual meeting of stockholders

MarketAxess Holdings Inc.

55 Hudson Yards, 15th Floor

New York, New York 10001

April 29, 2020

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

You are invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc. (the “Company”) scheduled for Wednesday, June 10, 2020 at 10:00 a.m., Eastern Daylight Time. The Annual Meeting will be a virtual meeting of stockholders.  You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/MKTX2020. The Company’s Board of Directors and management look forward to your participation.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On April 29, 2020, we expect to mail to our stockholders a Notice containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 and vote online. The Notice contains instructions on how you can receive a paper copy of the Proxy Statement, proxy card and Annual Report if you only received a Notice by mail.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, your shares should be represented and voted. After reading the enclosed Proxy Statement, please cast your vote via the Internet or telephone or complete, sign, date and return the proxy card in the pre-addressed envelope that we have included for your convenience. If you hold your shares in a stock brokerage account, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote via the Internet or by telephone.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Richard M. McVey
Chairman and Chief Executive Officer

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
Attend the Annual Meeting at: www.virtualshareholdermeeting.com/MKTX2020

Your vote is very important, regardless of the number of shares you own. Please read the attached proxy statement carefully and complete and submit your proxy card via the internet or sign and date your paper proxy card as promptly as possible and return it in the enclosed envelope. Alternatively, you may be able to submit your proxy by touch-tone phone as indicated on the proxy card.

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc., a Delaware corporation (the “Company”), will be held via live webcast on Wednesday, June 10, 2020, at 10:00 a.m., Eastern Daylight Time. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MKTX2020. You must have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.

At the Annual Meeting we will:

1.  vote to elect the 12 nominees named in the attached Proxy Statement as members of the Company’s Board of Directors for terms expiring at the 2021 Annual Meeting of Stockholders;

2.  vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

3.  hold an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement;

4.  vote to approve the adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan;

5.  transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

BY INTERNET Visit 24/7 www.proxyvote.com

BY PHONE Call 1-800-690-6903 in the U.S. or Canada to vote your shares

BY MAIL Cast your ballot, sign your proxy card and return

PARTICIPATE IN THE ANNUAL MEETING Vote during the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2020

These items are more fully described in the Company’s Proxy Statement accompanying this Notice.

The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on April 13, 2020. You have the right to receive this Notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on April 13, 2020. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) vote via the Internet or call the toll-free number as indicated on the proxy card; (2) sign and return a paper proxy card; or (3) vote during the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2020.

By Order of the Board of Directors,

Scott Pintoff
General Counsel and Corporate Secretary

New York, New York

April 29, 2019

PROXY SUMMARY

This summary contains highlights about MarketAxess Holdings Inc. (“MarketAxess”, the “Company”, “we” or “our”) and the upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  This summary does not contain all of the information you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting.

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card are first being mailed to stockholders on or about April 29, 2020. Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from any postponement or adjournment of the June 10, 2020 meeting.

Annual Meeting Information

Date and Time:	Wednesday, June 10, 2020, at 10:00 a.m., Eastern Daylight Time
Virtual Meeting:	www.virtualshareholdermeeting.com/MKTX2020
Record Date:	Monday, April 13, 2020

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders and other participants at the Annual Meeting, the Annual Meeting will be held in virtual format only.

Voting Items

The following table summarizes the items that we ask our stockholders to vote on at the Annual Meeting, along with the voting recommendations of our Board of Directors (the “Board” or “Board of Directors”).

Item	Board Recommendation	Required Approval	Page Reference
1. Election of Directors	FOR	Majority of votes cast for each nominee	2
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020	FOR	Majority of shares present and entitled to vote	22
3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement	FOR	Majority of shares present and entitled to vote	83
4. Approval of the adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan	FOR	Majority of shares present and entitled to vote	86

How to Vote

Your vote is important.  Stockholders of record as of the Record Date are entitled to vote through one of the following options:

By Mail:	Cast your ballot, sign your proxy card and return.
Via the Internet:

To vote before the meeting, visit www.proxyvote.com.

To vote at the meeting, visit www.virtualshareholdermeeting.com/MKTX2020. You will need the control number printed on your notice, proxy card or voting instruction form.

By Telephone:	Call the phone number located on your proxy card.

2020 Proxy Statement	1

PROPOSAL 1 — ELECTION OF DIRECTORS

PROPOSAL 1 — ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of directors. Our Board currently consists of 12 directors, 10 of whom are not our employees. Each of the nominees for director was elected by the Company’s stockholders on June 5, 2019, except for Richard L. Prager and Justin G. Gmelich, who were appointed to the Board as of July 16, 2019 and October 15, 2019, respectively. The directors are nominated for a term that begins at the Annual Meeting and ends at the 2021 Annual Meeting of Stockholders. Each director will hold office until such director’s successor has been elected and qualified, or until such director’s earlier resignation, retirement or removal.  The Board will continue to evaluate its composition as part of its focus on self-assessment and board refreshment.

Your vote

If you sign the enclosed proxy card and return it to the Company, your proxy will be voted FOR all directors, for terms expiring at the 2021 Annual Meeting of Stockholders, unless you specifically indicate on the proxy card that you are casting a vote against one or more of the nominees or abstaining from such vote.

A majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required for the election of each director. Abstentions and broker non-votes will have no effect on the outcome of the vote.

P	BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the election of each of the following nominees:

	• Richard M. McVey • Nancy Altobello • Steven L. Begleiter • Stephen P. Casper • Jane Chwick • Christopher R. Concannon	• William F. Cruger • Justin G. Gmelich • Richard G. Ketchum • Emily H. Portney • Richard L. Prager • John Steinhardt

Each of these nominees is currently serving as a director on our Board, and each nominee has agreed to continue to serve on the Board if he or she is elected at the Annual Meeting. If any nominee is unable (or for good cause declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute designated by the current Board, or else the size of the Board will be reduced accordingly. Biographical information about each of the nominees is included below under Director information.

Qualifications for director nominees

Our Board has adopted minimum qualifications for our directors:

•	substantial experience working as an executive officer for, or serving on the board of, a public company;
•	significant accomplishment in another field of endeavor related to the strategic running of our business; or
•	an ability to make a meaningful contribution to the oversight and governance of a company having a scope and size similar to our Company.

A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors must demonstrate strong leadership skills and should possess a

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PROPOSAL 1 — ELECTION OF DIRECTORS

basic understanding of financial matters; have an ability to review and understand the Company’s financial and other reports; and be able to discuss such matters intelligently and effectively. He or she also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of the stockholders of the Company. The key experience, qualifications and skills each of our directors brings to the Board that are important in light of our business are included in their individual biographies below.

Summary of Director Qualifications

The Company’s directors are selected on the basis of specific criteria set forth in our Corporate Governance Guidelines.  All of our directors possess financial industry experience and a history of strategic leadership.  In addition to those qualifications, listed below are the skills and experience that we consider important for our director nominees.  More detailed information is provided in each director nominee’s biography.

	Corporate Governance	Fixed Income/ Electronic Trading	Regulatory	Technology/ Cybersecurity	Mergers and Acquisitions	Audit	Risk Management	Other Public Company Board Experience	Talent Management
Richard M. McVey	●	●	●	●	●		●		●
Nancy Altobello	●		●		●	●	●	●	●
Steven L. Begleiter	●				●	●	●	●	●
Stephen P. Casper	●	●	●		●	●	●		●
Jane Chwick	●	●		●			●	●	●
Christopher R. Concannon	●	●	●	●	●		●	●
William F. Cruger	●	●			●	●	●	●
Justin G. Gmelich		●	●			●	●		●
Richard G. Ketchum	●	●	●				●	●
Emily H. Portney	●				●	●	●	●	●
Richard L. Prager	●	●		●	●		●		●
John Steinhardt		●	●	●	●		●		●

Director diversity

GENDER	TENURE	AGE

2020 Proxy Statement	3

PROPOSAL 1 — ELECTION OF DIRECTORS

Director Information

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons named below to serve as directors of the Company for a term beginning at the Annual Meeting and ending at the 2021 Annual Meeting of Stockholders.

Richard M. McVey
Age: 60 Director since: April 2000 Chairman of the Board of Directors Board Committees: • None
Qualifications and Career Highlights:

Richard M. McVey has been our Chief Executive Officer and Chairman of our Board of Directors since our inception. As an employee of J.P. Morgan & Co., one of our founding broker-dealers, Mr. McVey was instrumental in the founding of MarketAxess in April 2000. Prior to founding MarketAxess, Mr. McVey was Managing Director and Head of North America Fixed-Income Sales at J.P. Morgan, where he managed the institutional distribution of fixed-income securities to investors. Mr. McVey led MarketAxess through the Company’s IPO in 2004, and since that time, MarketAxess has been one of the fastest growing financial technology companies in the U.S. public markets, with industry leading total stockholder returns.  Mr. McVey was named the Ernst & Young National Entrepreneur of the Year for financial services in 2012, and he has been named to the Institutional Investor Tech 40 list 15 times. Mr. McVey is a member of the U.S. Securities and Exchange Commission’s (“SEC”) Fixed Income Market Structure Advisory Committee, for which he chairs the Technology and Electronic Trading Sub-Committee. Mr. McVey serves on the Board of Directors of Miami (Ohio) University Foundation, as well as the Board of Trustees of Colby College. He previously served on the board of directors of Blue Mountain Credit Alternatives L.P., an asset management fund focused on the credit markets and equity derivatives markets. Mr. McVey received a B.A. in finance from Miami (Ohio) University and an M.B.A. from Indiana University.

Mr. McVey’s role as one of our founders and his service as our Chief Executive Officer for over 20 years give him deep knowledge and understanding of all aspects of the business and operations of MarketAxess. Mr. McVey’s extensive experience in the financial services industry, including significant leadership roles at J.P. Morgan, has provided the Company with comprehensive knowledge of the financial markets that we serve and the institutions and dealers that are our clients.

Nancy Altobello
Age: 62 Director since: April 2019 Board Committees: • Audit (Chair) • Compensation
Qualifications and Career Highlights:

Nancy Altobello was most recently Global Vice Chair, Talent of Ernst & Young (“EY”), a professional services firm, where she was responsible for EY’s talent and people strategy worldwide from July 2014 until her retirement in June 2018. Previously, Ms. Altobello held a number of senior positions at EY, including Americas Vice Chair, Talent from 2008 to 2014, Managing Partner, Northeast Region Audit and Advisory Practices from 2003 to 2008 and Managing Partner, North American Audit Practice from 1999 to 2003. Throughout this time, Ms. Altobello also served as an audit partner for a number of leading global organizations.  She currently serves as a board member of MTS Systems Corporation and a trustee of the Fidelity Charitable board of trustees. Ms. Altobello received a B.S. in accounting from Fairfield University.

Ms. Altobello was selected to serve on the Board due to her financial, audit and Sarbanes Oxley compliance expertise, her knowledge of talent and people strategy, and her global business experience.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Steven L. Begleiter
Age: 58 Director since: April 2012 Board Committees: • Compensation (Chair) • Investment
Qualifications and Career Highlights:

Steven L. Begleiter has been employed with Flexpoint Ford, LLC, a private equity group focused on investments in financial services and healthcare, since October 2008, where he currently serves as Managing Director. Prior to joining Flexpoint Ford, Mr. Begleiter spent 24 years at Bear Stearns & Co., serving first as an investment banker in the Financial Institutions Group and then as Senior Managing Director and member of its Management and Compensation Committee from 2002 to September 2008. Mr. Begleiter also served as head of Bear Stearns’ Corporate Strategy Group. Mr. Begleiter currently serves on the board of directors of WisdomTree Investments, Inc., Great Ajax Corp. and on the board of directors of certain portfolio companies of Flexpoint Ford, LLC. Mr. Begleiter received a B.A. with Honors in economics from Haverford College.

Mr. Begleiter brings many years of leadership experience in the financial services and private equity industries to the Board. Mr. Begleiter also has extensive industry knowledge and expertise relating to mergers and acquisitions and capital formation.

Stephen P. Casper
Age: 70 Director since: April 2004 Lead Independent Director Board Committees: • Nominating and Governance
Qualifications and Career Highlights:

Stephen P. Casper is retired. Most recently, Mr. Casper was the President of TRG Management L.P., the investment manager of the TRG Global Opportunity Master Fund, Ltd., from April 2010 to August 2012. From September 2008 to April 2010, Mr. Casper was a partner of Vastardis Capital Services, which provides fund administration and securities processing outsourcing services to hedge funds, funds of funds and private equity funds and their investment management sponsors. Prior to this, Mr. Casper was Chairman and Chief Executive Officer of Charter Atlantic Corporation, the holding company of Fischer Francis Trees & Watts, Inc. (“FFTW”), a specialist manager of U.S., global and international fixed-income portfolios for institutional clients, and Malbec Partners, a manager of single-strategy hedge funds. From April 2004 to January 2008, Mr. Casper was the President and CEO of FFTW. Mr. Casper joined FFTW as Chief Financial Officer in 1990 and was appointed Chief Operating Officer in May 2001. From 1984 until 1990, Mr. Casper was Treasurer of the Rockefeller Family Office. Mr. Casper has been a member of the Board of Directors of multiple fixed income hedge funds managed by KLS Diversified Asset Management since July 2012. Mr. Casper is Vice-Chairman of the Board of Directors of GMO LLC, a global investment management firm providing clients with asset management solutions and services, since May 2014 and a member of the Investment Committee of the Brooklyn Museum. Mr. Casper is a Certified Public Accountant and received a B.B.A. in accounting from Baruch College, from which he graduated magna cum laude, Beta Gamma Sigma, and an M.S. in finance and accounting from The Wharton School at the University of Pennsylvania.

Mr. Casper’s experience in the fixed-income markets and financial services industry and his experience in financial reporting and accounting roles bring extensive public accounting, financial reporting, risk management and leadership skills to the Board.

2020 Proxy Statement	5

PROPOSAL 1 — ELECTION OF DIRECTORS

Jane Chwick
Age: 57 Director since: October 2013 Board Committees: • Nominating and Governance • Risk (Chair)
Qualifications and Career Highlights:

Jane Chwick was most recently the Co-Founder and Co-CEO of Trewtec, Inc., a technology advisory firm designed to help board members and CEOs evaluate the technology function in their companies, from September 2014 until the firm ceased operations in August 2017. Prior to this role, she was a Partner and Co-Chief Operating Officer of the Technology Division of Goldman Sachs Group, Inc. where she was responsible for financial and business planning, technical strategy and ongoing management of an 8,000-person organization until her retirement in April 2013. During her 30-year career at Goldman Sachs, Ms. Chwick held a number of senior positions, including Global Head of Technology of the Securities Division and Global Head of Derivatives Technology.  Ms. Chwick served on many governance committees at Goldman Sachs, including the firm’s Finance Committee, the firm-wide New Activity Committee and the Technology Risk Committee, and served as co-chair of the Technology Division Operating Committee. During her tenure, she drove the design, build and integration of technology across all of Goldman Sachs’ derivatives businesses, including fixed income, commodities, currencies and equities. Ms. Chwick is a member of the Board of Directors of Voya Financial, Inc., People’s United Financial, Inc., Essent Group and Thoughtworks, and also serves on the Executive Board of Trustees of the Queens College Foundation. Ms. Chwick received a B.A. in mathematics from Queens College and an M.B.A. from St. John’s University with a concentration in MIS and quantitative analysis.

Ms. Chwick’s extensive technology leadership experience gained in a global financial services firm, combined with her depth of market knowledge and industry insight, bring valuable skills and strategic perspective to the Board.

Christopher R. Concannon
Age: 52 Director since: January 2019 Board Committees: • None
Qualifications and Career Highlights:

Christopher R. Concannon has been our President and Chief Operating Officer since January 2019. Mr. Concannon previously served as President and Chief Operating Officer of Cboe Global Markets, Inc., one of the world’s largest exchange holding companies, a position he was appointed to upon Cboe’s acquisition of Bats Global Markets, Inc. in 2017.  At Cboe, he was responsible for the company’s transaction businesses, including global derivatives, U.S. and European equities, and global foreign exchange – as well as overseeing Cboe’s technology, operations, risk, and marketing divisions.  Until Bats’ acquisition by Cboe, Mr. Concannon served as President of Bats from December 2014, director from February 2015, and Chief Executive Officer from March 2015. Mr. Concannon has more than 20 years of experience as an executive at Nasdaq, Virtu Financial, Instinet and as an attorney at Morgan Lewis and Bockius and the Securities and Exchange Commission.  Mr. Concannon has received a B.A. from Catholic University, an M.B.A. from St. John’s University, and a J.D. from Catholic University’s Columbus School of Law.

Mr. Concannon brings to the Board extensive experience leading companies in the global exchange industry.  Mr. Concannon also has deep and critical knowledge regarding automated trading, the delivery of innovative technology solutions, market structure and clearing operations.

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PROPOSAL 1 — ELECTION OF DIRECTORS

William F. Cruger
Age: 61 Director since: November 2013 Board Committees: • Audit • Investment • Nominating and Governance (Chair)
Qualifications and Career Highlights:

William F. Cruger was most recently Vice Chairman of Investment Banking at JPMorgan Chase & Co. where he was responsible for key client relationships on a global basis until his retirement in August 2013. Previously, Mr. Cruger held a number of senior positions at J.P. Morgan, including Managing Director in the Financial Institutions group from 1996 to 2011. During this time, he oversaw the rationalization of the firm’s private equity investments in trading platforms and related ventures at LabMorgan from 2000 to 2001. Prior to this, Mr. Cruger ran the firm’s investment banking practices in Japan from 1991 to 1996, Latin America from 1989 to 1991 and Emerging Asia from 1984 to 1988. He currently serves as a board member of People’s United Financial, Inc. and Virtu Financial, Inc., and has previously served on the boards of Archipelago, Credittrade and Capital IQ. Mr. Cruger received a B.A. from Clark University and an M.B.A. from Columbia University.

Mr. Cruger’s diverse experience in investment banking at a global financial services firm, his extensive knowledge of financial institutions and financial markets, his leadership roles as a director of other financial services firms, and his international business experience bring critical skills and strategic insight to the Board.

Justin G. Gmelich
Age: 51 Director since: October 2019 Board Committees: • Audit
Qualifications and Career Highlights:

Justin G. Gmelich has been a Partner and Global Head of Markets with King Street Capital Management, a global investment management company, since January, 2020, where he is also a member of the Investment Committee.  Prior to this, Mr. Gmelich was the Global Chief Operating Officer for Fixed Income, Commodities, and Currencies (“FICC”) at Goldman Sachs from November 2017 to March 2019.  Before being named COO of FICC, Mr. Gmelich was Global Head of Credit and Mortgage Trading at Goldman Sachs since March 2012.  Additionally, while at Goldman Sachs, he was a member of the Firm’s Management Committee, Firmwide Risk Committee, Securities Division Executive Committee, Securities Division Volcker Committee and the Global Recruiting Council. Earlier in his career, Mr. Gmelich was a vice president at Salomon Brothers from 1996 to 1998 and worked as an associate trader at Chase from 1995 to 1996. Mr. Gmelich serves as a trustee for Villanova University, where he chairs the Investment Committee, and serves on the boards of Teddy’s Fund and Trinity Hall. Mr. Gmelich received a B.S. in Finance from Villanova University, an M.S. in Accounting/Taxation from the University of Southern California and an M.B.A. in Finance from Columbia University.

Mr. Gmelich brings to the Board a deep knowledge of fixed income market structure and valuable experience in electronic trading.  Mr. Gmelich also provides key insight into the perspectives of our dealer customer base.

2020 Proxy Statement	7

PROPOSAL 1 — ELECTION OF DIRECTORS

Richard G. Ketchum
Age: 69 Director since: April 2017 Board Committees: • Risk
Qualifications and Career Highlights:

Richard G. Ketchum is retired.  Mr. Ketchum was Chief Executive Officer of the Financial Industry Regulatory Authority, Inc. (“FINRA”) from March 2009 to July 2016 and served as Chairman of FINRA’s Board of Governors from March 2009 to August 2016.  Prior to joining FINRA, Mr. Ketchum held a range of senior regulatory positions in the financial industry over twenty years, including as Chief Executive Officer of NYSE Regulation, Inc., President of the NASDAQ OMX Group Inc., a predecessor of Nasdaq, Inc., President and Chief Operating Officer of the National Association of Securities Dealers Inc., a predecessor of FINRA, and Director of the Division of Market Regulation at the SEC.  Mr. Ketchum was also the General Counsel of the Corporate and Investment Bank of Citigroup Inc.  Mr. Ketchum currently serves as Non-Executive Chairman of the board of directors of Och-Ziff Capital Management. He is also on the board of directors of GSS, a subsidiary of BNY Mellon.  Mr. Ketchum received a B.A. from Tufts University and a J.D. from New York University School of Law.

Mr. Ketchum brings to the Board substantial regulatory experience in the securities industry and deep knowledge of the legal and compliance issues facing companies in the financial services industry.

Emily H. Portney
Age: 48 Director since: October 2017 Board Committees: • Audit • Risk
Qualifications and Career Highlights:

Emily H Portney has been Head of Asset Servicing, Americas for BNY Mellon since October 2018. Prior to this role, Ms. Portney was Chief Financial Officer of Barclays International from September 2016 to September 2018. From April 2016 to August 2016, she served as North America Chief Financial Officer for Visa, Inc. Prior to that, from June 1993 to January 2016, Ms. Portney worked at JPMorgan Chase & Co., serving in various senior roles including Global Head of Clearing, Collateral Management, and Execution; Chief Financial Officer of Equities and Prime Services; and Chief Operating Officer of Futures and Options. Ms. Portney currently serves on the board of directors of The Depository Trust & Clearing Corporation (DTCC).  Ms. Portney received a B.A. from Duke University and an M.B.A. from Columbia University.

Ms. Portney brings leadership experience from a number of financial institutions. Ms. Portney also has in-depth experience relating to clearing operations and strategies and the requirements of operating a firm in a highly regulated industry.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Richard L. Prager
Age: 60 Director since: July 2019 Board Committees: • Compensation • Risk
Qualifications and Career Highlights:

Richard L. Prager has been a Senior Advisor at Tresata, a data analytics firm, since July 2019. From May 2016 to July 2019, Mr. Prager was a Senior Managing Director of BlackRock and served on the firm’s Global Executive Committee. In that role, he led the firm’s global trading, cash management and securities lending teams and played a leadership role in managing BlackRock’s global investment platform for both active portfolios and the iShares ETF business.  Mr. Prager joined BlackRock in 2008 during the financial crisis as a Managing Director in their Financial Market Advisory business where BlackRock assisted the U.S. Government and many financial firms navigating the crisis. After BlackRock acquired BGI in 2009, Mr. Prager moved internally to the investment platform where he initially headed fixed income trading and soon thereafter, oversaw all asset class trading. In 2012 he assumed responsibility of the firm’s cash management and securities lending businesses in addition to global trading.  Before joining BlackRock in 2008, Mr. Prager worked in various senior roles for Bank of America from 2000 to 2008 including Global Head of Rates, Currencies and Commodities.  He has also held senior roles at GenRe from 1999 to 2000, ING from 1993 to 1999 and Westpac from 1984 to 1993. Mr. Prager received a B.S. from Duke University.

Mr. Prager possesses valuable expertise in the financial markets, and has been an industry leader in the areas of electronic trading and trading technology.  Mr. Prager also brings significant experience in the areas of global asset management, risk management and settlements.

John Steinhardt
Age: 66 Director since: April 2000 Board Committees: • Compensation • Investment (Chair)
Qualifications and Career Highlights:

John Steinhardt is a founder, and has been a Managing Partner, Co-Chief Executive Officer and Co-Chief Investment Officer, of KLS Diversified Asset Management since July 2007. From July 2006 until July 2007, Mr. Steinhardt managed a private investment portfolio. Mr. Steinhardt was the founder, Chief Executive Officer and Chief Investment Officer of Spectrum Investment Group from January 2005 to July 2006. Until October 2004, Mr. Steinhardt was Head of North American Credit Markets for JPMorgan Chase & Co. and a member of the Management Committee of the Investment Banking Division of JPMorgan Chase & Co. Prior to the merger of J.P. Morgan & Co. and the Chase Manhattan Bank, Mr. Steinhardt was the Head of U.S. Securities at Chase Securities Inc. and a member of the Management Committee from 1996 to 2000. He currently serves on the board of directors of the 92nd Street Y and the board of trustees of the Central Park Conservancy. Mr. Steinhardt received a B.S. in economics from St. Lawrence University and an M.B.A. from Columbia University.

Mr. Steinhardt brings substantial leadership experience at a number of financial institutions and extensive experience in the financial markets that we serve. Mr. Steinhardt also has a deep knowledge and understanding of the requirements of operating in a highly regulated industry.

2020 Proxy Statement	9

CORPORATE GOVERNANCE AND BOARD MATTERS

CORPORATE GOVERNANCE AND BOARD MATTERS

Director independence and tenure

The Board of Directors has determined that each of our current directors, other than Messrs. McVey, our Chief Executive Officer, and Concannon, our President and Chief Operating Officer, currently meet the independence requirements contained in the NASDAQ listing standards and applicable securities rules and regulations. None of these non-employee directors has a relationship with the Company or its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

We do not have director age or term limits, as we believe our efforts to regularly refresh the Board with new directors, as well as natural turnover, has achieved the appropriate balance between maintaining longer-term directors with deep institutional knowledge and new directors who bring new perspectives and diversity to our Board. Our Board reviews director tenure in connection with its director independence determinations. We plan to continue to refresh our Board of Directors to ensure that it is composed of high functioning, qualified and diverse members.

How nominees to our Board are selected

Candidates for election to our Board of Directors are nominated by our Nominating and Corporate Governance Committee and ratified by our full Board of Directors for election by the stockholders. The Nominating and Corporate Governance Committee operates under a charter, which is available on our corporate website at www.marketaxess.com.

The Nominating and Corporate Governance Committee will give due consideration to candidates recommended by stockholders. Stockholders may recommend candidates for the Nominating and Corporate Governance Committee’s consideration by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described below under Communicating with our Board members. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above under Qualifications for director nominees. However, just because a recommended individual meets the minimum qualification standards does not imply that the Nominating and Corporate Governance Committee will necessarily nominate the person so recommended by a stockholder. The Nominating and Corporate Governance Committee may also engage outside search firms to assist in identifying or evaluating potential nominees.

Board diversity policy

The Company recognizes and embraces the benefits of having a diverse Board to enhance the quality of its performance. The Company’s Board Diversity Statement cites diversity at the Board level as an essential element in the attainment of its strategic objectives and in achieving sustainable and balanced development. In designing the Board’s composition, diversity is considered from a number of aspects, including but not limited to gender, age, race, ethnicity, nationality, cultural and educational background, professional experience, skills, knowledge and length of service. In any formal search for Board candidates, the Nominating and Corporate Governance Committee includes, and requests that any search firm that it engages include, qualified candidates with a diversity of race/ethnicity and gender in the initial pool from which the Committee selects director candidates.   The ultimate decision on all Board nominations is based on merit and contribution that the selected candidates will bring to the Board, having due regard for the benefits of diversity.

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Board leadership structure

Our Chief Executive Officer (“CEO”) also serves as the Chairman of the Board (the “Chairman”), and we have a Lead Independent Director who is responsible, among other things, for consulting with the Chairman regarding the agenda and meeting schedules for each Board meeting, coordinating the activities of the non-employee directors, including presiding over the executive sessions of non-employee directors, and serving as a liaison between the Chairman and the non-employee directors. We believe that this structure is appropriate for the Company because it allows one person to speak for and lead the Company and the Board, while also providing for effective oversight by an independent Board through a Lead Independent Director. Our CEO, as the individual with primary responsibility for managing the Company’s strategic direction and day-to-day operations, is in the best position to provide Board leadership that is aligned with our stockholders’ interests, as well as the Company’s needs. Our overall corporate governance policies and practices, combined with the strength of our independent directors, minimize any potential conflicts that may result from combining the roles of CEO and Chairman.

Mr. Casper has been appointed by our independent directors to serve as our Lead Independent Director.  Our Corporate Governance Guidelines provide that the Chairman of the Nominating and Corporate Governance Committee shall act as the Lead Independent Director, unless otherwise determined by a majority vote of the independent directors of the Board.

The Board has established other structural safeguards that serve to preserve the Board’s independent oversight of management. The Board is comprised almost entirely of independent directors who are highly qualified and experienced, and who exercise a strong, independent oversight function. The Board’s Audit Committee, Compensation Committee, Investment Committee, Nominating and Corporate Governance Committee, and Risk Committee are comprised entirely of, and are chaired by, independent directors. Independent oversight of our CEO’s performance is provided through a number of Board and committee processes and procedures, including regular executive sessions of non-employee directors and annual evaluations of our CEO’s performance against pre-determined goals. The Board believes that these safeguards preserve the Board’s independent oversight of management and provide a balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Board committees

Audit Committee

The Audit Committee of the Board of Directors oversees the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. The Audit Committee is also responsible for preparing the audit committee report required to be included in this proxy statement, and the Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Company’s outside auditor. The Audit Committee currently consists of Ms. Altobello (Chair), Mr. Cruger, Mr. Gmelich and Ms. Portney.

The Board of Directors has determined that each member of the Audit Committee is an independent director in accordance with NASDAQ listing standards. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by NASDAQ rules. In addition, the Board has determined that each member of the Audit Committee satisfies the NASDAQ rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that each member

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of the Audit Committee is an “audit committee financial expert” as defined by the SEC.  For information regarding the experience and qualifications of our Audit Committee members, see the information in this Proxy Statement under the section heading Proposal 1 — Election of Directors — Director information.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for reviewing and approving, and, as applicable, recommending to the full Board for approval, the compensation of the CEO and all other officers of the Company, as well as the compensation philosophy, strategy, program design and administrative practices. The compensation programs to be reviewed and approved by the Compensation Committee consist of all forms of compensation, including salaries, cash incentives, stock options and other stock-based awards and benefits. The Compensation Committee is also responsible for oversight of the Company’s talent management processes, including succession planning for key roles, reviewing the Company’s diversity and inclusion programs, and reviewing the Company’s corporate culture and learning and development programs.  The Compensation Committee currently consists of Mr. Begleiter (Chair), Ms. Altobello, Mr. Prager and Mr. Steinhardt. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” in accordance with NASDAQ listing standards and a “non-employee director” under the applicable SEC rules and regulations. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or individuals as it deems appropriate.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors identifies individuals qualified to become Board members and recommends for selection by the Board the director nominees to stand for election at each annual meeting of the Company’s stockholders. In connection therewith, the Nominating and Corporate Governance Committee reviews certain policies regarding the nomination of directors and recommends any changes in such policies to the Board for its approval; identifies individuals qualified to become directors; evaluates and recommends for the Board’s selection nominees to fill positions on the Board; and recommends changes in the Company’s corporate governance policies, including the Corporate Governance Guidelines, to the Board for its approval. The Nominating and Corporate Governance Committee also oversees the annual review of the performance of the Board of Directors, each director and each committee. The Nominating and Corporate Governance Committee currently consists of Mr. Cruger (Chair), Mr. Casper and Ms. Chwick. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with NASDAQ listing standards.

Risk Committee

The Risk Committee assists the Board with its oversight of the Company’s risk management activities, with particular responsibility for overseeing designated areas of risk that are not the primary responsibility of another committee of the Board or retained for the Board’s direct oversight. Items delegated to the Risk Committee by the Board include technology and cyber-security risk, credit risk and regulatory risk. The Risk Committee currently consists of Ms. Chwick (Chair), Mr. Ketchum, Ms. Portney and Mr. Prager.

Investment Committee

The Investment Committee assists the Board in monitoring whether the Company has adopted and adheres to a rational and prudent investment and capital management policy; whether management’s investment and capital management actions are consistent with attainment of the Company’s investment policy, financial objectives and business goals; the Company’s compliance with legal and regulatory requirements pertaining to investment and capital management; the competence, performance and compensation of the Company’s external money managers; and such other matters as the Board or Investment Committee deems appropriate. The Investment Committee currently consists of Messrs. Steinhardt (Chair), Begleiter and Cruger.

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Meetings and attendance

The following table sets forth chairs and membership structure of the Board and each standing Board committee as of April 29, 2020, and the number of Board and Board committee meetings held during 2019.

BOARD STRUCTURE AND MEETINGS Chair: McVey Lead Independent Director: Casper Members: 12 Meetings: 7

Audit Chair: Altobello Members: 4 Meetings(1): 5	Compensation Chair: Begleiter Members: 4 Meetings: 7	Nominating/Governance Chair: Cruger Members: 3 Meetings: 6	Risk Chair: Chwick Members: 4 Meetings(1): 4	Investment Chair: Steinhardt Members: 3 Meetings: 1

(1)	In addition, the Audit and Risk Committees held one joint meeting in 2019.

The non-management directors met in executive session without management directors or employees at each of the meetings of the Board during 2019. We expect each director to attend each meeting of the full Board and of the committees on which he or she serves and to attend the annual meeting of stockholders. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served, and nine of ten directors attended our 2019 annual meeting of stockholders (not counting Messrs. Gmelich and Prager, who were not directors at the time of our 2019 annual meeting).

Board involvement in risk oversight

The Company’s management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company’s risk exposures on a day-to-day basis. The Board’s responsibility is to monitor the Company’s risk management processes by informing itself of the Company’s material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board is not responsible, however, for defining or managing the Company’s various risks.

The Board of Directors monitors management’s responsibility for risk oversight through regular reports from management to the Risk and Audit Committees and the full Board. Furthermore, the Risk and Audit Committees report on the matters discussed at the committee level to the full Board. The Risk and Audit Committees and the full Board focus on the material risks facing the Company, including strategic, operational, market, technology and cyber-security, credit, liquidity, legal and regulatory risks, to assess whether management has reasonable controls in place to address these risks. In addition, the Compensation Committee is charged with reviewing and discussing with management whether the Company’s compensation arrangements are consistent with effective controls and sound risk management. Risk management is a factor that the Board and the Nominating and Corporate Governance Committee consider when determining who to nominate for election as a director of the Company and which directors serve on the Risk and Audit Committees. In addition, the Nominating and Corporate Governance Committee is charged with overseeing risk related to the Company’s environmental, social and governance strategy and initiatives. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

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CORPORATE GOVERNANCE AND BOARD MATTERS

The Company’s Global Management Team assists management’s efforts to assess and manage risk. The Global Management Team is chaired by the CEO and is comprised of the Company’s senior managers with global oversight. The Global Management Team assesses the Company’s business strategies and plans and ensures that appropriate policies and procedures are in place for identifying, evaluating, monitoring, managing and measuring significant risks. The Chief Risk Officer regularly prepares updates and reports for the Global Management Team, Risk Committee, Audit Committee and the Board of Directors.

We have assembled a cross-functional team, which includes several of our executive officers, for continuously monitoring the impact of the COVID-19 outbreak on our employee base and business operations. The Board is overseeing this risk management initiative, working closely with management during these events to maintain information flow and timely review of issues arising from the pandemic.

Board evaluations, succession planning and talent management

Each year, the members of the Board of Directors conduct a confidential written assessment of their performance that is reviewed and summarized by the Company’s independent compensation consultant. Each director also conducts a confidential oral assessment of the Board’s performance with our lead independent director. As part of the evaluation process, the Board reviews its overall composition, including director tenure, board leadership structure, diversity and individual skill sets, to ensure it serves the best interests of stockholders and positions the Company for future success. Each Board committee also conducts an annual written self-assessment of its performance during the prior year.  The results of the assessments are then summarized and communicated back to the appropriate committee chairpersons and our lead independent director. After the evaluations, the Board and management work to improve upon any issues or focus points disclosed during the evaluation process. As part of the evaluation process, each committee reviews its charter annually.

The Board is committed to positioning MarketAxess for further growth through ongoing talent management, succession planning and the deepening of our leadership bench.  Management facilitates a formal talent management and leadership development review on an annual basis for the Board.   The review is focused on both immediate short-term succession plans for all executives in the event of an unforeseen situation, as well as longer-term, strategic succession planning.  A critical element of the review is an evaluation of the Company’s formal leadership development and talent acquisition initiatives in order to ensure that our leadership team has the skills, capabilities and experience to effectively lead our existing, and future, global business.  The review also focuses on the retention of key managers.  The annual talent management and leadership development review is supplemented by an additional year-end review by the Board of the individual performance and year-end compensation proposals for the executive management team and other key staff.

The Board values diversity among the management team and strives to increase the diversity of the executive management team, as well as the management teams reporting to them.  The Board considers formal and informal initiatives to promote diversity as part of their annual talent management review.  In addition, in any external searches for CEO candidates in which the Company considers candidates that are not employees of the Company, the Company will request that any search firm that it engages include qualified candidates with a diversity of race/ethnicity and gender in the initial pool from which the Company selects such CEO candidates.

The Board has formal exposure to the executive team at Board meetings, as well as at Board committee meetings and other discussions.  There are other opportunities for more informal interaction with employees across the organization throughout the year through various events and collaborative experiences.

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Code of Conduct, Code of Ethics and other governance documents

The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the CEO and Senior Financial Officers, which includes Mr. DeLise, our Chief Financial Officer. Both the Code of Conduct and the Code of Ethics for the CEO and Senior Financial Officers can be accessed in the Investor Relations — Corporate Governance section of our website at www.marketaxess.com.  We intend to satisfy any disclosure obligations regarding waivers of or amendments to our Code of Conduct and Code of Ethics for the CEO and Senior Financial Officers by posting such information on our website at www.marketaxess.com.

You may also obtain a copy of these documents without charge by writing to MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001, Attention: Investor Relations.

Copies of the charters of our Board’s Audit Committee, Compensation Committee, Investment Committee, Risk Committee and Nominating and Corporate Governance Committee, as well as a copy of the Company’s Corporate Governance Guidelines, can be accessed in the Investor Relations — Corporate Governance section of our website.

Communicating with our Board members

Although our Board of Directors has not adopted a formal process for stockholder communications with the Board, we make every effort to ensure that the views of stockholders are heard by the Board or by individual directors, as applicable, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the MarketAxess Holdings Inc. Board of Directors, c/o General Counsel, 55 Hudson Yards, 15th Floor, New York, New York 10001. The General Counsel will review the correspondence and forward it to our CEO and Chairman of the Board and the Lead Independent Director, or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

In addition, any person, whether or not an employee, who has a concern regarding the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at our corporate headquarters address, which is 55 Hudson Yards, 15th Floor, New York, New York 10001, or electronically, at our corporate website, www.marketaxess.com under the heading Investor Relations — Corporate Governance, by clicking the Confidential Ethics Web Form link.

Director compensation

Our Compensation Committee has retained the services of Grahall LLC (“Grahall”) as its independent compensation consultant for purposes of advising on non-employee director compensation. Grahall reports directly to the Compensation Committee and conducts an annual review of director compensation levels and a bi-annual review of director pay structure and practices, and in each event, shares the results of those reviews with the Compensation Committee. The Compensation Committee then submits any proposed changes in pay level or program structure of our non-employee director compensation to the full Board for its consideration, and if appropriate, approval.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Grahall reviews and recommends compensation structure and adjustments based on the board compensation of the following:

•	Proxy peer group (see Compensation Discussion and Analysis – How We Determine Pay Levels – Peer Group);
•	ISS peer group (updated by ISS annually); and
•	Industry data sources, including the National Association of Corporate Directors.

All directors, other than Mr. McVey and Mr. Concannon, are regarded as non-employee directors. Mr. McVey and Mr. Concannon receive no additional compensation for service as a director.

In 2019, we made the following changes to our Director compensation program as recommended by Grahall:

•	The Board member cash retainer was increased from $80,000 to $85,000 per year;
•	The Lead Independent Director’s retainer was increased from $40,000 to $45,000;
•	The Nominating and Corporate Governance Committee Chair’s retainer was increased from $12,000 to $15,000; and
•	The Nominating and Corporate Governance Committee members’ retainer was increased from $5,000 to $7,500.

These changes were effective July 1, 2019.  They were made to better align Directors’ compensation with the above-referenced market data provided by Grahall.   The director pay recommendations resulted in pay levels just below the 50th percentile of board compensation for our proxy and ISS peers.

A summary of the structure of our Director pay program that is in effect as of July 2019 is as follows:

Director Compensation Pay Structure - Effective July 2019
	Cash Board Retainer ($)	Cash Chair Retainer ($)	Cash Committee Retainer ($)	Restricted Stock ($)
Annual Retainer – All	85,000	—	—	115,000
Audit Committee	—	25,000	12,500	—
Compensation Committee	—	20,000	7,500	—
Governance / Nominating Committee	—	15,000	7,500	—
Investment Committee	—	10,000	2,500	—
Risk Committee	—	20,000	7,500	—
Lead Independent Director (1)	—	20,000	—	25,000

(1)	The Lead Independent Director can elect to receive his retainer in cash or in a combination of cash and equity.

In July 2019, we granted 324 shares of restricted stock to each non-employee director. The shares are scheduled to vest over the duration of the non-employee directors’ service year: one-half of the award vested on November 30, 2019 and the balance is scheduled to vest on May 31, 2020. The number of shares of restricted stock granted was determined on the grant date by dividing the equity grant value of $115,000 by $354.53, the average of the closing price of our Common Stock for the ten trading days up to and including the grant date. We expect to continue to compensate our non-employee directors with a combination of cash and equity awards. All equity awards to non-employee directors are made under the Company’s 2012 Incentive Plan and we anticipate that awards will be made under the MarketAxess Holdings Inc. 2020 Equity Incentive Plan going forward if the

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plan is approved by our stockholders at the Annual Meeting. See Proposal 4 – Approval of the Adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan.

Below is a summary of the amount and form of actual compensation received by each non-employee director in 2019:

Director Compensation for Fiscal 2019
Name	Fees Earned or Paid in Cash (1)	Stock Awards ($)(2)(5)	All Other Compensation ($)(3)	Total($)
Stephen P. Casper, Lead Independent Director	123,750	127,699	699	252,148
Nancy Altobello	73,472	123,666	188	197,326
Steven L. Begleiter	91,431	108,880	596	200,907
Jane Chwick	108,750	108,880	596	218,226
William F. Cruger	109,931	108,880	596	219,407
David G. Gomach (4)	45,208	—	431	45,639
Justin Gmelich	20,706	72,659	—	93,365
Carlos M. Hernandez (4)	35,521	—	2,000	37,521
Richard Ketchum	90,000	108,880	596	199,476
Emily Portney	97,153	108,880	596	206,629
Richard Prager	45,969	96,782	147	142,898
John Steinhardt	112,500	108,880	596	221,976
James J. Sullivan (4)	38,750	—	431	39,181

(1)

The amounts represent Board, Committee, Committee Chair and Lead Independent Director retainers. In 2019, the Lead Independent Director elected to receive $25,000 of his retainer in cash and $20,000 in restricted stock.

(2)

The amounts represent the aggregate grant date fair value of stock awards granted by the Company in 2019, computed in accordance with FASB ASC Topic 718.  For further information on how we account for stock-based compensation, see Note 10 to the consolidated financial statement included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.  Mr. Casper received additional shares for his role as Lead Independent Director.  Ms. Altobello and Messrs. Gmelich and Prager received a prorated amount of shares (368, 208, and 288, respectively) based on their length of service in 2019.   Messrs. Gomach, Hernandez, and Sullivan did not stand for reelection in 2019 and therefore did not receive a new equity award.

(3)	Represents accrued dividends on restricted stock.
(4)	Messrs. Gomach, Hernandez and Sullivan did not stand for re-election at the 2019 annual meeting.
(5)

The table below sets forth information regarding the aggregate number of stock awards outstanding at the end of fiscal year 2019 for each non-employee director, including unvested stock awards granted in fiscal year 2019 and, in relation to Messrs. Begleiter and Cruger and Ms. Chwick, RSUs for which the director previously elected to defer receipt. There are no stock option awards granted in fiscal year 2019 that were outstanding at fiscal year end.

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Equity Awards Outstanding
Aggregate Number of Stock Awards Outstanding at Fiscal Year End (#)
Stephen P. Casper, Lead Independent Director	380
Nancy Altobello	368
Steven L. Begleiter	842
Jane Chwick	1,296
William F. Cruger	1,296
Justin Gmelich	208
Richard Ketchum	324
Emily Portney	324
Richard Prager	288
John Steinhardt	324

Share Ownership & Holding Guidelines

To keep the interests of non-employee directors and stockholders aligned, the Board of Directors has adopted stock ownership guidelines for our non-employee directors.  Non-employee directors are required to hold not less than the number of shares of Common Stock equal in value to four times the annual base cash retainer payable to a director, or $340,000.  As of April 2020, the holding requirement was equal to 998shares, calculated using a price of $340.67 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ended on March 31, 2020.  The holding requirement must be achieved within five years after the director has become a Board member and maintained throughout the non-employee director’s service with the Company. All shares of Common Stock beneficially owned by the director, including shares purchased and held personally, vested and unvested restricted shares, vested and unvested restricted stock units, settled performance shares, and shares deferred under a non-qualified deferred compensation arrangement, count toward the minimum ownership requirement. Vested and unvested stock options and unearned performance shares are excluded.

In addition to the ownership guidelines, all non-employee directors must hold all shares granted for service for a minimum of five years from the date of grant, and must hold no less than 50% of the total number of shares granted for service until they retire from the Board. Directors are also required, for a period of six months following his or her departure from the Board, to comply with the Company’s Insider Trading Policy that, among other things, prohibits trading in the Company’s securities during specified blackout periods.

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All of our non-employee directors have either achieved the designated level of ownership or are in the five-year period following their appointment or election to the Board during which they are expected to achieve compliance:

Directors' Stock Ownership
Multiple of Cash Retainer
Name	Appointed	Requirement	Current Holdings
Stephen P. Casper, Lead Independent Director	April 2004	4x	140x
Nancy Altobello	April 2019	4x	1x
Steven L. Begleiter	April 2012	4x	35x
Jane Chwick	October 2013	4x	23x
William F. Cruger	November 2013	4x	23x
Justin G. Gmelich	October 2019	4x	1x
Richard Ketchum	April 2017	4x	6x
Emily Portney	October 2017	4x	5x
Richard Prager	July 2019	4x	5x
John Steinhardt	April 2000	4x	88x

Our equity plan provides for the accrual of dividends (or dividend equivalents) on unvested shares.   However, dividends are not paid and are subject to forfeiture until all restrictions on the shares have lapsed.

We do not provide any retirement benefits or other perquisites to our non-employee directors.

Certain Relationships and Related Party Transactions

Review and approval of related party transactions

Our related parties include our directors, director nominees, executive officers, holders of more than five percent of the outstanding shares of our Common Stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are or will be participants to determine whether such related persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related party are disclosed in this Proxy Statement. In addition, the Audit Committee reviews and, if appropriate, approves and ratifies any related party transaction that is required to be disclosed.

Though not considered related party transactions that are required to be disclosed under SEC rules, each of the 5% stockholders that are listed under Security Ownership of Certain Beneficial Owners and Management or their affiliated entities is a party to a user agreement or dealer agreement that governs their access to, and activity on, our electronic trading platforms. These agreements were each entered into in the ordinary course of business and, subject to our usual trade terms, provide for the fees and expenses to be paid by such entities for the use of the platform.

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CORPORATE SOCIAL RESPONSIBILITY

CORPORATE SOCIAL RESPONSIBILITY

MarketAxess is committed to integrating sustainability into our everyday actions to help create long-term value for our stockholders and the communities in which we operate. We aim to operate the company responsibly while managing risks and using our resources wisely.  The Company’s environmental, social and governance strategy and initiatives are overseen by the Board’s Nominating and Corporate Governance Committee.  We have also established a Corporate Social Responsibility Committee (the “CSR Committee”) comprised of members of senior management.  As further described in the Company’s 2019 Sustainability Report, MarketAxess demonstrated its CSR commitment in 2019 by practicing sustainability, advocating volunteerism and philanthropy and actively partnering with our employees, clients and partners on environmental, social and governance initiatives.  Our 2019 Sustainability Report, the Company’s first, can be found on our website at www.marketaxess.com/about-us/sustainability.

We believe that our growing role in making the global credit markets work better for society and the economy brings with it the obligation to be a responsible corporate citizen. MarketAxess’ vision of corporate citizenship has four pillars:

•

An enduring commitment to high standards of governance. We believe the true character of a company is demonstrated through the integrity and sense of fairness it brings to the management of its business every day. In making business decisions, we strive to take into account the interests of all our stakeholders—clients, employees, investors and business partners.

•

Helping communities become more resilient. We believe our responsibilities extend beyond our business to the world’s communities. We focus on supporting projects that promote access to economic opportunity, education and housing. Encouraging our volunteer activities for everyone at MarketAxess, as well as offering financial support to select non-profit organizations, are important parts of our community engagement.

•

Prioritizing a strong, diverse workforce. Our people are our backbone. We are committed to making substantial progress in how we recognize and value the experiences that make each of us unique, from our recruitment processes to each employee’s daily work. MarketAxess recognizes that we can always do more to make our company a rewarding place to work for all.

•

Adopting sound sustainability practices across our business operations. Climate change and safeguarding the environment are critical issues for every business. As a global electronic trading network, our environmental impact is primarily in our facilities and energy usage. That’s why we’re taking a disciplined look at our operations’ impact on energy consumption and conservation, water use, GHG emissions, and waste, including minimizing plastic and facilitating recycling.

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How MarketAxess Defines Sustainability

We define sustainability as a business’ commitment to advancing economic prosperity while improving the world in which we operate. Our commitment to sustainability and corporate responsibility is in line with our goal of applying our ingenuity, innovative technology and electronic network to make global credit markets work better for the people who depend on them. In pursuing this commitment, we embrace our responsibility as a corporate citizen to ensure that our global activities positively impact our communities and our environment.

Trading for Trees

Green Bonds are fixed income instruments designed to fund projects that have positive environmental and/or climate benefits.  MarketAxess recorded a 119% increase in Green Bond trading in 2019 as its clients’ sustainable fixed-income strategies continue to grow. The 2019 total equals a 15% share of trading in these issues, ranking MarketAxess as the largest Green Bond marketplace. To support clients’ sustainable investing strategies, MarketAxess is partnering with the charitable organization One Tree Planted on a trading incentive program. Through the “Trading for Trees” program, 5 trees will be planted for every $1 million of Green Bond trades executed on the MarketAxess platform. Based on historical trading activity, MarketAxess expects the Trading for Trees program to be able to plant over 100,000 trees in 2020.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020 and to audit the Company’s internal control over financial reporting as of December 31, 2020, and the Board is asking stockholders to ratify that selection. PwC has audited our consolidated financial statements each year since our formation in 2000. The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms and the Audit Committee currently believes that the continued retention of PwC is in the best interests of the Company and our stockholders. Although current law, rules and regulations, as well as the charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC, but may ultimately determine to retain PwC as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

In 2011, the Company, in the ordinary course of its business, entered into a bulk data agreement with PwC for the purpose of supporting valuation conclusions reached by PwC in the normal course of PwC’s audit and other work for its clients. Pursuant to the agreement, the Company provides bond pricing data to PwC on terms consistent with the terms of similar data sales agreements entered into by the Company. During 2019, PwC signed an amendment to the data agreement which expanded the number of PwC entities that are entitled to the bond pricing data.  Accordingly, the aggregate annual revenue to the Company from the data agreement increased from $235,000 to $295,000. On an annual basis, the Audit Committee evaluates the effect of such agreement on the independence of PwC and has concurred with the opinion of the Company’s management and PwC that the arrangement constitutes an “arm’s-length” transaction that would not affect PwC’s independence.

Representatives of PwC will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Your vote

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” ratification of PwC as the company’s independent registered public accounting firm for the year ending December 31, 2020.

22	2020 Proxy Statement

Audit and other fees

The aggregate fees billed by our independent registered public accounting firm for professional services rendered in connection with the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the years ended December 31, 2019 and 2018 and the audit of our broker-dealer subsidiaries’ annual financial statements, as well as fees paid to PwC for tax compliance and planning, if any, and other services, are set forth below.

Except as set forth in the following sentence, the Audit Committee, or a designated member thereof, pre-approves 100% of all audit, audit-related, tax and other services rendered by PwC to the Company or its subsidiaries. The Audit Committee has authorized the CEO and the Chief Financial Officer to purchase permitted non-audit services rendered by PwC to the Company or its subsidiaries up to, and including, a limit of $10,000 per service and an annual aggregate limit of $20,000 for all such services.

Immediately following the completion of each fiscal year, the Company’s independent registered public accounting firm submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm), as soon as possible, the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Immediately following the completion of each fiscal year, the independent registered public accounting firm also submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm), a formal written statement of the fees billed by the independent registered public accounting firm to the Company in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service.

Set forth below is information regarding fees paid by the Company to PwC during the fiscal years ended December 31, 2019 and 2018.

Fee Category	2019	2018
Audit Fees(1)	$2,261,404	$1,712,650
All Other Fees(2)	4,838	5,197
Total	$2,266,242	$1,717,847

(1)

The aggregate fees incurred include amounts for the audit of the Company’s consolidated financial statements (including fees for the audit of our internal controls over financial reporting) and the audit of our broker-dealer subsidiaries’ annual financial statements.

(2)	Other Fees are comprised of annual subscription fees for accounting related research and service fees related to XBRL conversion services.

2020 Proxy Statement	23

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee currently consists of Ms. Altobello (Chair), Mr. Cruger, Mr. Gmelich and Ms. Portney. Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of NASDAQ and the applicable rules and regulations of the SEC.

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between the Company and its officers, directors and affiliates, and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors.

During fiscal year 2019, the Audit Committee met five times. The Company’s senior financial management and independent registered public accounting firm were in attendance at such meetings. Following each quarterly meeting during 2019, the Audit Committee conducted a private session with the independent registered public accounting firm, without the presence of management. The Audit Committee also had one joint meeting with the Risk Committee during 2019.

The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent registered public accounting firm to review or audit, as applicable, such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

We have reviewed and discussed with senior management the Company’s audited financial statements for the year ended December 31, 2019 which are included in the Company’s 2019 Annual Report on Form 10-K. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

In discharging our oversight responsibility as to the audit process, we have discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

We have received the written disclosures and the letter from PwC concerning their communications with us concerning independence, as required by applicable requirements of the PCAOB, and we have discussed with PwC their independence.

Based upon the foregoing review and discussions with our independent registered public accounting firm and senior management of the Company, we have recommended to our Board that the financial statements prepared by the Company’s management and audited by its independent registered public accounting firm be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Submitted by the Audit Committee of the
Board of Directors:

Nancy Altobello — Chair
William F. Cruger
Justin G. Gmelich
Emily H. Portney

24	2020 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 13, 2020 by (i) each person or group of persons known by us to beneficially own more than five percent of our Common Stock, (ii) each of our named executive officers, (iii) each of our directors and nominees for director and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of April 13, 2020 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended, and includes voting and investment power with respect to shares. The percentage of beneficial ownership is based on 37,504,756 shares of Common Stock outstanding at the close of business on April 13, 2020. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001.

	Number of Shares Beneficially Owned	Percentage of Stock Owned
5% Stockholders
The Vanguard Group (1)	3,992,666	10.65%
BlackRock, Inc. (2)	3,273,146	8.73%
Baillie Gifford & Co (3)	3,021,606	8.06%
Named Executive Officers and Directors
Richard M. McVey (4)	846,384	2.24%
Nancy Altobello (5)	368	*
Steven Begleiter (6)	8,135	*
Stephen P. Casper (7)	56,375	*
Jane Chwick (8)	4,667	*
Christopher Concannon (9)	23,001	*
William F. Cruger (10)	4,654	*
Justin Gmelich (11)	208	*
Richard G. Ketchum (12)	1,522	*
Emily H. Portney (13)	1,259	*
Richard Prager (14)	1,288	*
John Steinhardt (15)	22,036	*
Antonio L. DeLise (16)	22,597	*
Kevin McPherson (17)	85,344	*
Scott Pintoff (18)	4,817	*
Christophe Roupie (19)	12,834	*
Nicholas Themelis (20)	48,791	*
All Executive Officers and Directors as a Group (17 persons) (21)	1,144,280	—

*	Less than 1%.
(1)

Information regarding the number of shares beneficially owned by The Vanguard Group was obtained from a Schedule 13G filed by The Vanguard Group with the SEC on February 12, 2020. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

2020 Proxy Statement	25

(2)

Information regarding the number of shares beneficially owned by BlackRock, Inc. was obtained from a Schedule 13G filed by BlackRock, Inc. with the SEC on February 5, 2020. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)

Information regarding the number of shares beneficially owned by Baillie Gifford & Co was obtained from a Schedule 13G filed by Baillie Gifford & Co with the SEC on February 14, 2020. The principal business address of Baillie Gifford & Co is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN. Scotland, UK.

(4)

Consists of (i) 585,134 shares of Common Stock owned individually; (ii) 2,000 shares of Common Stock owned by immediate family members; (iii) 52,477 shares of unvested restricted stock; and (iv) 206,773 shares of Common Stock issuable pursuant to stock options granted to Mr. McVey that are or become exercisable within 60 days. Does not include (i) 163,159 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days or (ii) 8,902 restricted stock units that are unvested; (iii) 304,431 deferred restricted stock units or (iv) 4,647 performance shares.

(5)	Consists of (i) 184 shares of Common Stock owned individually; and (ii) 184 shares of unvested restricted stock.
(6)	Consists of (i) 7,973 shares of Common Stock owned individually; and (ii) 162 shares of unvested restricted stock. Does not include 518 deferred restricted stock units.
(7)

Consists of (i) 13,377 shares of Common Stock owned individually; (ii) 42,808 shares held indirectly in a trust for which Mr. Casper’s spouse is the trustee; and (iii) 190 shares of unvested restricted stock.

(8)	Consists of (i) 4,505 shares of Common Stock owned individually; and (ii) 162 shares of unvested restricted stock. Does not include 972 deferred restricted stock units.
(9)

Consists of (i) 1,056 shares of Common Stock owned individually; and (ii) 21,945 shares of unvested restricted stock. Does not include (i) 76,868 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days, (ii) 23,095 restricted stock units that are unvested and (iii) 3,031 performance shares.

(10)	Consists of (i) 4,492 shares of Common Stock owned individually; and (ii) 162 shares of unvested restricted stock. Does not include 972 deferred restricted stock units.
(11)	Consists of 208 shares of unvested restricted stock.
(12)	Consists of (i) 1,360 shares of Common Stock owned individually; and (ii) 162 shares of unvested restricted stock.
(13)	Consists of (i) 1,097 shares of Common Stock owned individually; and (ii) 162 shares of unvested restricted stock.
(14)	Consists of (i) 144 shares of Common Stock owned individually; (ii) 1,000 shares beneficially owned by Mr. Prager by trust; and (iii) 144 shares of unvested restricted stock.
(15)	Consists of (i) 21,874 shares of Common Stock owned individually; and (ii) 162 shares of unvested restricted stock.
(16)

Consists of (i) 6,972 shares of Common Stock; (ii) 4,744 shares of unvested restricted stock; and (iii) 10,881 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include (i) 8,060 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 4,548 restricted stock units that are unvested; (iii) 20,083 deferred restricted stock units or (iv) 741 performance shares.

(17)

Consists of (i) 67,230 shares of Common Stock; and (ii) 6,920 shares of unvested restricted stock. Does not include (i) 11,194 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 4,742 restricted stock units that are unvested or (iii) 808 performance shares.

(18)	Consists of (i) 3,968 shares of Common Stock; and (ii) 849 shares of unvested restricted stock. Does not include (i) 3,522 restricted stock units that are unvested or (ii) 606 performance shares.
(19)	Consists of (i) 3,727 shares of Common Stock; and (ii) 9,107 shares of unvested restricted stock. Does not include 651 performance shares.
(20)

Consists of (i) 24,081 shares of Common Stock owned in joint tenancy with his spouse; (ii) 7,448 shares of unvested restricted stock; and (iii) 17,262 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include (i) 13,433 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 6,663 restricted stock units that are unvested or (iii) 943 performance shares.

26	2020 Proxy Statement

EXECUTIVE OFFICERS

Set forth below is information concerning our executive officers as of April 13, 2020.

Name	Age	Position
Richard M. McVey	60	Chief Executive Officer and Chairman of the Board of Directors
Christopher R. Concannon	52	President and Chief Operating Officer
Antonio L. DeLise	58	Chief Financial Officer
Kevin McPherson	49	Global Head of Sales
Scott Pintoff	49	General Counsel and Corporate Secretary
Christophe Roupie	54	Head of Europe and Asia
Nicholas Themelis	56	Chief Information Officer

Richard M. McVey has been Chief Executive Officer and Chairman of our Board of Directors since our inception. See Proposal 1 — Election of Directors — Director information for a discussion of Mr. McVey’s business experience.

Christopher R. Concannon has been President and Chief Operating Officer, and a member of the Board of Directors, since January 2019. See Proposal 1 — Election of Directors — Director information for a discussion of Mr. Concannon’s business experience.

Antonio L. DeLise has been Chief Financial Officer since March 2010. From July 2006 until March 2010, Mr. DeLise was the Company’s Head of Finance and Accounting, where he was responsible for financial regulatory compliance and oversight of all controllership and accounting functions. Prior to joining us, Mr. DeLise was Chief Financial Officer of PubliCard, Inc., a designer of smart card solutions for educational and corporate sites, from April 1995 to July 2006. Mr. DeLise also served as Chief Executive Officer of PubliCard from August 2002 to July 2006, President of PubliCard from February 2002 to July 2006, and a director of PubliCard from July 2001 to July 2006. Prior to PubliCard, Mr. DeLise was employed as a senior manager with the firm of Arthur Andersen LLP from July 1983 through March 1995. Mr. DeLise received a B.S. in accounting from Fairfield University, from which he graduated magna cum laude.

Kevin McPherson has been Global Head of Sales since June 2014.  From January 2008 to June 2014, Mr. McPherson was the Company’s U.S. Sales Manager.  From March 1999 to December 2007, Mr. McPherson was a Sales Representative for the Company, running the Company’s West Coast sales and distribution effort.  From June 1996 to March 1999, Mr. McPherson worked within the Emerging Markets Fixed Income Group of Scudder Stevens & Clark, where he traded emerging market fixed income securities and supported portfolio administration.  Mr. McPherson began his career at State Street Bank & Trust, where he worked from June 1994 to June 1996 as an accountant and auditor for fixed income and equities portfolios.  Mr. McPherson received a B.A. in business administration from the University of Maine.

Scott Pintoff has been General Counsel and Corporate Secretary since February 2014.  Prior to joining us, Mr. Pintoff was General Counsel and Corporate Secretary at GFI Group, a position he held since 2003.  At GFI, Mr. Pintoff was responsible for all legal, regulatory and compliance matters, including their IPO, all major acquisitions and implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC (the “Dodd-Frank Act”). Mr. Pintoff joined GFI Group in 2000 as Associate General Counsel. Prior to GFI, Mr. Pintoff was at Dewey Ballantine LLP from 1996 to 2000 within the mergers and acquisitions group. Mr. Pintoff received a B.A. (Honors) from Wesleyan University and a J.D from the New York University School of Law.

2020 Proxy Statement	27

EXECUTIVE OFFICERS

Christophe Roupie has been Head of Europe and Asia since March 2017.  Prior to joining us, from October 2015 until October 2016, Mr. Roupie was the CEO of HiRock AG, a family office in Switzerland.  From May 2005 to October 2015, Mr. Roupie was Global Head of Trading and Securities Financing at AXA Investment Managers. While at AXA Investment Managers, he managed trading teams in Paris, London, Hong Kong and Greenwich, Connecticut across equities, fixed income, FX, derivatives, repo and stock lending.  Prior to this, Mr. Roupie was the Global Head of Fixed Income Trading at IXIS AM (now Natixis Asset Management) from October 2000 to March 2005.

Nicholas Themelis has been Chief Information Officer since March 2005. From June 2004 through February 2005, Mr. Themelis was the Company’s Head of Technology and Product Delivery. From March 2004 to June 2004, Mr. Themelis was the Company’s Head of Product Delivery. Prior to joining us, Mr. Themelis was a Principal at Promontory Group, an investment and advisory firm focused on the financial services sector, from November 2003 to March 2004. From March 2001 to August 2003, Mr. Themelis was a Managing Director, Chief Information Officer for North America and Global Head of Fixed-Income Technology at Barclays Capital. From March 2000 to March 2001, Mr. Themelis was the Chief Technology Officer and a member of the board of directors of AuthentiDate Holdings Corp., a start-up focused on developing leading-edge content and encryption technology. Prior to his tenure at AuthentiDate, Mr. Themelis spent nine years with Lehman Brothers, ultimately as Senior Vice President and Global Head of the E-Commerce Technology Group.

28	2020 Proxy Statement

A LETTER FROM OUR COMPENSATION COMMITTEE

Dear Fellow Stockholders,

As members of MarketAxess’ Compensation Committee, we endeavor to create an executive compensation program that is performance-based, directly correlated with business and financial results, and designed to attract, reward and retain high caliber executives. We recognize that the results of our 2019 say-on-pay vote were a signal that some of you wanted us to take a new approach to certain aspects of our executive compensation program. We were determined to understand your perspectives and committed to making constructive changes in response to your feedback.

We gathered your views during an outreach effort that included our lead independent director and members of management. This effort involved offering to hold meetings with stockholders representing over 64% of the Company’s outstanding common stock. We had robust discussions in which we listened to your views and shared our perspectives. We also heard your support for many of our current pay practices, and we therefore targeted changes to the program that would be meaningful to you.

Based on those discussions, we brought a fresh eye to the compensation program and are implementing a number of changes.  For example, in 2020, we will:

•	Further emphasize pay-for-performance by directly linking 50% of each named executive officers’ annual target cash incentive award to the Company’s Adjusted Operating Income (as defined below) goal;
•	Require that 50% of the annual equity award to named executive officers be performance based;
•	Use a three-year measurement period for annual equity award performance share awards instead of the one-year period we have used in the past;
•	Annual equity award performance share awards will be based on different operational metrics than annual cash incentives; and
•

Refrain from granting special equity awards to executives other than in connection with a new hiring or retention effort.  Grants of any special awards will be based on metrics other than stock price.  As with our current practice, a portion of any special multi-year award will be attributed to, and reduce, the executive’s compensation in future years.

We believe these changes, which are further described on pages 31-32 of this proxy statement, are consistent with your input and our strategic goals.   While your views were not uniformly aligned, many of them followed common themes that were consistent with our corporate strategy and our desire to further ensure alignment of our executives’ interests with those of our stockholders. We worked hard to implement changes that we believe are in the best interests of our stockholders as a group and allow us to motivate our executive team to meet their performance goals without taking undue risk. We believe MarketAxess’ outreach effort was productive and we intend to continue this dialogue every year.

The Board also approved a number of changes to the composition, leadership and remit of our Committee since last year’s proxy statement, and the Committee updated its charter. As part of this refreshment, Richard Prager and Nancy Altobello joined the Committee and, effective as of January 2020, Steve Begleiter assumed the role of Committee Chair.  The Board also tasked the Committee with oversight of the Company’s talent management process and management succession planning, which is reflected in the Committee’s updated charter.

Our Committee is and will remain committed to the ongoing evaluation and improvement of our executive compensation program. We look forward to continuing the dialogue and encourage you to reach out with any questions or concerns related to our program before making your voting decision. Thank you for your investment in MarketAxess.

Submitted by the Compensation Committee of the Board of Directors:

Steven L. Begleiter – Chair

Nancy Altobello

Richard L. Prager

John Steinhardt

2020 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program and provides an overview of the Company’s pay for performance methodology and compensation decisions for our CEO, CFO and our three other mostly highly compensated executive officers (collectively, our Named Executive Officers (“NEOs”)).  For fiscal year 2019, our NEOs and their respective titles were as follows:

Name	Title
Richard M. McVey	Chairman of the Board, Chief Executive Officer (“CEO”)
Christopher R. Concannon	President and Chief Operating Officer (“President”)
Antonio L. DeLise	Chief Financial Officer (“CFO”)
Kevin McPherson	Global Head of Sales (“Head of Sales”)
Nicholas Themelis	Chief Information Officer (“CIO”)

Please note that the decisions and resulting payments described in this CD&A were made in the normal course in early 2020, prior to the full extent of the COVID-19 outbreak becoming known. The Compensation Committee will consider the business and financial impact of the COVID-19 outbreak on the Company, our stockholders and our employees in evaluating 2020 performance in early 2021.

Addressing the 2019 Say-on-Pay Vote

Say-on-Pay Support

Our annual say-on-pay vote (“Say-on-Pay”) is one of our opportunities to receive feedback from stockholders regarding our executive compensation program. We were disappointed in the results of Say-on-Pay at our 2019 Annual Meeting of Stockholders (the “2019 Meeting”).  At the 2019 Meeting, approximately 73% of the votes cast approved the Say-on-Pay proposal, which was a significant decline from the previous five annual meetings.

Following the 2019 Meeting, we therefore actively reached out to our stockholders to better understand concerns regarding our executive compensation program. Our Compensation Committee considered this feedback, as well as the vote result from the 2019 Meeting, in determining how we could improve our executive compensation program while retaining the key elements of the program that have been highly successful for both our executives and our stockholders for many years.

30	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2019 Stockholder Engagement and Changes for 2020

Since the 2019 Meeting, we reached out to stockholders who collectively represented over 64% of our outstanding common stock. We were able to meet with seven stockholders holding more than 29% percent of our outstanding common stock.  The others either indicated that a meeting would not be necessary, or they did not respond. Our lead independent director participated in all but one of the stockholder meetings we conducted following the 2019 Meeting. While we specifically requested feedback regarding our executive compensation program, most of the meetings also covered a variety of corporate social responsibility matters. Stockholder feedback was relayed directly to the Board of Directors.

During our meetings with stockholders, we heard strong support for the performance of the Company, our CEO and senior management team, appreciation of our outreach efforts, and acknowledgement of the historical alignment of pay-for-performance.  Stockholders also generally reacted positively to our recent refreshment of the Board and new corporate social responsibility initiatives.

Most of the stockholders with whom we spoke indicated that they did not believe it was necessary to make wholesale changes to our compensation program, but all had suggestions as to how we could better align our compensation programs with standard market practices and stockholder expectations. Below we summarize what we heard, and how we responded to those concerns.

What We Heard	How We Responded
Special Equity Awards
Special stock awards should not be a regular component of an executive’s compensation and those granted should be based on operational metrics as opposed to stock price hurdles.

Special awards will be used for exceptional purposes only, such as for new hires or the retention of key executives.  When granted, we will use meaningful metrics other than stock price to ensure alignment of the executive’s interests with those of our stockholders.  With the exception of some new hire awards, we will continue to attribute a portion of any special awards to the executive’s compensation over the term of the award, thereby reducing the amount paid to the recipient on a dollar-for-dollar basis over the three to five-year period following the award.  An award with this attribution is referred to as a multi-year award in this CD&A.

Annual Cash Incentive Awards
Performance metrics for annual cash incentives are not sufficiently tied to operational goals.	Beginning with performance year 2020, we are further emphasizing pay-for-performance by directly linking 50% of each NEO’s target cash incentive to the Company’s Adjusted Operating Income goal.

2020 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

Disclosure of Individual Performance Goals
More transparency is needed as to how individual incentive compensation decisions are determined.

Effective with the 2020 performance year, we will directly tie 50% of each NEO’s target annual cash incentive award to the executive’s delivery against individual goals and key strategic initiatives for the Company. We will provide relevant disclosure in next year’s proxy statement.

Annual Equity Awards
At least 50% of a NEO’s annual equity award should be delivered in the form of performance shares

50% of the NEOs’ awards that were granted in 2020 in relation to the executive’s 2019 performance were granted as performance shares and future awards will continue to be granted with at least 50% performance shares.

Long-term incentives should be based on different operational metrics than annual incentives.

Annual equity performance share awards for NEOs granted in 2020 are, and going forward will be, based on a combination of operating margin and market share metrics, rather than predominantly relying on Adjusted Operating Income (which is the metric we are using for 2020 annual cash incentives).

Long-term incentives should be based on metrics that measure performance over periods of more than one year.	We discontinued the use of the one-year performance measure for annual equity performance share awards and replaced it with a three-year measure beginning with the performance shares awarded in 2020.

Actions in 2019

We took the following actions and implemented the following changes in performance year 2019:

•

Annual Cash Incentive Pool Accrual – In 2019, we increased the percentage of our annual Adjusted Operating Income allocated to the pool for the annual cash incentive awards payable to our employees, including our NEOs.  This modification aligned our NEOs' compensation with our 2019 financial plan, which included continued investment to support the Company’s growth and new initiatives.  We defined Adjusted Operating Income as GAAP pre-tax operating income before payment of cash incentive compensation. The Company generated $287.5 million of Adjusted Operating Income in 2019, which was above our 2019 internal target Adjusted Operating Income goal of $269.6 million.  Accordingly, the accruals under our cash incentive plan were higher than budgeted (see Annual Cash Incentive Awards below).

•

Annual Equity Award Performance Share Metrics – The Performance Share Adjusted Operating Income target for our 2019 annual equity award performance shares was adjusted to align with our 2019 financial plan.  We defined Performance Share Adjusted Operating Income as GAAP pre-tax operating income before performance share expense. The Company exceeded its Performance Share Adjusted Operating Income target range; and, accordingly, the performance shares settled at 138.12% of the targeted award amounts (see Long-Term Incentives – Annual and Special Equity-based Awards below).

32	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

•

CEO Pay Mix – With the CEO’s support, the Compensation Committee substituted our CEO’s annual cash incentive opportunity for 2019 with a commensurately larger equity award.  This decision was made to allow for additional funding of cash bonus payments for employees across the organization.

•	Committee Refreshment – As part of the Board’s effort to refresh the Compensation Committee, Mr. Prager was appointed to the Compensation Committee in July 2019.

Program Design Changes and Other Actions in 2020

We implemented the following changes for performance year 2020:

•

Annual Cash Incentive Pool Accrual – For 2020, we decreased the percentage of annual Adjusted Operating Income allocated to the pool for the Company’s annual cash incentive awards.  Despite the decrease in the allocation rate percentage, the target payout for 2020 is higher than in previous years (due to the expected increase in Adjusted Operating Income).  This will provide for our expected growth in global staff (see Annual Cash Incentive Awards below).

•

NEO’s Annual Cash Incentive Compensation Program – Beginning with performance year 2020, 50% of the NEO’s targeted annual cash incentive will be tied to the Company’s Adjusted Operating Income performance for the fiscal year and 50% will be tied to the executive’s delivery against individual goals and key strategic initiatives for the Company (see Changes to the Employee Cash Incentive Plan – 2020).

•

Annual Equity Award Performance Share Metrics – The performance shares granted in January 2020, representing 50% of our NEOs’ annual equity award in relation to 2019 performance, were awarded with a three-year performance period based on a combination of operating margin and market share metrics.  The performance targets for 2020 were aligned with our new 2020 financial plan.  Performance targets for years two and three will be based off of previous years’ actual results (see 2020 Annual Equity Awards for 2019 Performance below).

•

Annual Equity Award Performance Share Vesting – The performance shares granted in January 2020 will cliff-vest on the third anniversary of the grant based on the performance levels achieved over the three year period.

•

New Compensation Consultant–For fiscal year 2020, the Compensation Committee retained FW Cook as its independent compensation consultant to assess the Company’s executive compensation programs and help the Compensation Committee determine appropriate, competitive compensation for its executive officers.

•

Continued Committee Refreshment – In January 2020, the Chair of the Compensation Committee was rotated to Mr. Begleiter, and Ms. Altobello joined the Compensation Committee.  In addition, the Compensation Committee updated its charter.

Business and Financial Performance

MarketAxess 2019 Performance

Performance year 2019 marked our 11th consecutive year of record financials.  We delivered record revenue and earnings in 2019 despite a market environment that is not normally favorable for our business.  The 2019 results reflect strength in all four of our core credit products, with record volume and revenue in U.S. high-grade, U.S. high-yield, emerging market corporate and sovereign bonds, and European credit. Our results also reflect the investments we have made in new and enhanced technology and our global staff.  We continued to invest in new platform functionalities such as Live Markets, portfolio trading and auto-execution.  We also supplemented our senior management team with several senior hires, including our President and Chief Operating Officer, Chief Risk Officer and Chief Technology Officer.  We completed the acquisition of LiquidityEdge, which provided us with an entry into rates and will support the future expansion of the Company’s hedging capabilities for its clients.

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COMPENSATION DISCUSSION AND ANALYSIS

Our performance in key metrics include:

Revenue:  This was our 11th consecutive year of record revenue with our core four products producing record revenues.  Total revenues exceeded $511 million, up 17% from 2018.   Commission revenues were almost $464 million, up 19% from 2018.

Volume Growth:  We delivered credit trading volumes of $2.1 trillion, up 25% from 2018.  This included record volumes in all four of our core products.  We delivered record estimated U.S. high-grade and U.S. high-yield market share of 19% and 10.4%, respectively.  We have 1,721 active global institutional clients, up almost 12% from 2018.  Our 830 active international institutional clients increased almost 12% from 2018, representing almost 30% of our trading volume in 2019.

Earnings Growth:  This was our 11th consecutive year of record operating income.  Operating income of almost $251 million was up 17% from 2018.  Diluted earnings per share of $5.40 was up over 18% as compared to 2018.

Stock Price and Capital Returns:  In addition to a 79% increase in stock price, we increased our annual dividend from $1.68 to $2.04 per share, or 21%, and returned over $93 million of capital to stockholders through our stock buyback and dividend programs.

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COMPENSATION DISCUSSION AND ANALYSIS

Relative Performance

For 2019, we evaluated our year-over-year financial growth as compared to our Peer Group (as defined below under How We Determine Pay Levels – Peer Group).  For the period ending December 31, 2019, our operating income growth outperformed all of our Peer Group.  We ranked third in year-over-year revenue growth and fourth out of 17 in year-over-year EPS growth for the year ending December 31, 2019.  We ranked second out of 17 peers in each of one-, three-, and five-year stock price growth.

Our share price growth as compared to the following indices for the one-, three-, and five-year periods ended December 31, 2019 was as follows:

Share Price Growth
	MKTX	Russell 1000		NASDAQ Comp.		S&P 500
	Stock	Stock		Stock		Stock
	Return	Return	Alpha	Return	Alpha	Return	Alpha
1-year	80.7%	9.0%	71.7%	35.2%	45.5%	31.5%	49.2%
3-year	163.9%	46.0%	117.9%	66.7%	97.3%	53.2%	110.8%
5-year	449.9%	65.0%	384.9%	89.5%	360.4%	73.9%	376.0%
10-year	3058.1%	340.0%	2718.1%	295.4%	2762.7%	256.7%	2801.5%

In 2019, we continued to deliver long-term value for our stockholders as evidenced by ranking 71st in five-year total stockholder return (“TSR”) (approximately 96th percentile) and 22nd in ten-year TSR (approximately 99th  percentile) of all 2,296 U.S. public companies with over $1 billion in market capitalization (as reported by FactSet).

How 2019 Performance Affected Executive Compensation

A significant portion of each NEO’s compensation is dependent on our financial performance. The Company generated $287.5 million of Adjusted Operating Income in 2019, which was above our 2019 internal target Adjusted Operating Income goal of $269.6 million.  Accordingly, the accrual under our cash incentive plan was higher than budgeted, resulting in higher cash incentive compensation for our NEOs.  The Compensation Committee considered the Company’s relative outperformance in determining the size of the equity awards granted in January 2020 for 2019 performance.

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COMPENSATION DISCUSSION AND ANALYSIS

The chart below shows the change in base salary, total cash (which includes base salary and incentive cash) and Total Direct Compensation (“TDC”) (which includes cash payments, annual equity awards made in relation to prior year performance and the annualized value of multi-year equity awards) for each NEO (see Annual Cash Incentive Awards and Total Direct Compensation below).  The figures in the chart below differ from those shown in the Summary Compensation Table in Executive Compensation, as the Summary Compensation Table (“SCT”) reflects the full grant date value of any multi-year performance equity award received by the NEOs in the year actually granted (as required by the SEC).  Additionally, the SCT includes equity awards granted in January 2019 for 2018 performance.

	Base Salary			Total Cash Compensation			Total Direct Compensation
	2019	2018	Change	2019	2018	Change	2019	2018	Change
	($ in thousands)
Richard M. McVey, CEO	$500	$500	0%	$500	$2,390	(79)%	$7,750	$7,100	9%
Christopher R. Concannon, President (1)	500	—	—	2,000	—	—	5,250	—	—
Antonio L. DeLise, CFO	300	300	0%	1,175	1,150	2%	2,085	1,900	10%
Kevin McPherson, Head of Sales	300	300	0%	1,400	1,400	—	2,500	2,250	11%
Nicholas Themelis, CIO	300	300	0%	1,500	1,475	2%	2,800	2,500	12%

(1)	Our President joined the Company in January 2019.

In addition, the Company satisfied the Performance Share Adjusted Operating Income (as defined below under 2019 Performance Share Metrics and Payout) target range for the performance shares that were granted in January 2019.  Accordingly, the performance shares settled at 138.12% of the targeted award amounts (see Long-Term Incentives – Annual and Special Equity-based Awards below).

How We Make Compensation Decisions

Executive Compensation Principles and Strategy

Our executive compensation program is designed to promote the following core principles that are aligned with our Company’s business strategy:

•	Alignment: we align and reward Company and individual performance and decision-making with long-term stockholder value creation;
•	Retention: attract, reward and retain high caliber executives;
•	Motivation: motivate high performance from our NEOs by offering greater incentives for superior performance and reduced awards for underperformance;
•	Prudence: discourage imprudent risk taking by avoiding undue emphasis on any one metric or short-term goals; and
•	Fairness: be transparent and fair to both our NEOs and our stockholders.

We believe these principles have served us well for many years, and we are continuing to refine them in response to input from our stockholders.

Our compensation principles place a majority of our executive officers’ compensation at risk and emphasize incentives tied to individual and Company performance, as well as continued service. As a result, the only fixed compensation paid is base salary, which represents 6% of our CEO’s total compensation and no more than 14%

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COMPENSATION DISCUSSION AND ANALYSIS

of the other NEO’s total compensation.  We also seek to promote long-term commitments from our NEOs because we believe that continuity of the Company’s leadership team benefits both the Company and our stockholders. As such, we utilize long-term (three- to five-year) equity incentives in conjunction with short-term incentives (performance-based annual cash awards). Ultimately, the value realized by our NEOs from our equity incentive awards will depend on our financial performance, changes in our Common Stock price, and satisfaction of an award’s vesting schedule. Taken together, we believe these factors help create a comprehensive scheme that both reinforces our long-term performance-based orientation and is aligned with the interests of our stockholders.

To assess the financial impact of our compensation programs and ensure alignment with the interests of our stockholders, we focus on managing our aggregate compensation and benefits expense expressed as a percentage of our total annual revenues (“C&B Ratio”). We believe that monitoring this measure improves our overall profitability.  The NEOs’ annual incentive payments are a component of aggregate compensation expense; therefore, we may reduce the NEOs’ incentives in order to meet our internal annual C&B ratio target and to ensure alignment with stockholder value creation.  Additionally, the C&B Ratio provides a normalized efficiency measure by which we can compare our compensation structure to those maintained by our peers and other financial and technology industry companies.  Since 2012, our C&B Ratio has been below 30%, which we believe is an appropriate target given our current revenues, employee base and strategic plans.

Best Practices in Compensation Governance

Our pay practices align with our compensation principles and facilitate our implementation of those principles.  They also demonstrate our commitment to sound compensation and governance policies.

Compensation Policies and Practices
	What We Do		What We Avoid
√	Emphasis on performance-based compensation	X	No guaranteed bonuses except for new hires
√	Use of clawbacks	X	No pension / SERP plans
√	Stock ownership guidelines	X	No single-trigger change in control benefits
√	Use of long-term equity awards that align with	X	No §280G excise tax “Gross-Up” Benefits
	stockholder interests	X	No recycling of shares
√	Automatic reduction of severance payments subject	X	No dividends on performance shares until earned
	to §280G excise tax	X	No "repricing" underwater options without
√	Engage with investors		stockholder approval
√	Dividends and dividend equivalents on restricted	X	No hedging or pledging of MarketAxess stock
	stock and RSUs are paid only when the awards vest	X	Limited perquisites and personal benefits
√	Engage independent compensation consultants

Role of the Compensation Committee

Compensation Committee Duties

The Compensation Committee administers the compensation program for our NEOs.  The Compensation Committee reviews all components of remuneration (both cash and equity) and decides which elements of compensation, if any, should be adjusted or paid based on corporate and individual performance results and competitive benchmark data. The Compensation Committee also determines performance award payouts for the prior fiscal year based on actual results against performance goals.

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COMPENSATION DISCUSSION AND ANALYSIS

In performing its duties, the Compensation Committee:

•

annually reviews competitive compensation data, recent compensation trends and any other relevant market data obtained by its compensation consultants and considers the impact on our compensation architecture, policies and strategies;

•	reviews all compensation, including equity holdings (both vested and unvested amounts) earned by each NEO;
•	consults with the compensation consultants and full Board regarding market and performance data when considering decisions concerning the structure and amount of our CEO’s compensation; and
•

considers the recommendations of our CEO relating to the performance of our NEOs (other than himself) and the recommendations of its compensation consultants relating to market data and compensation trends when considering decisions concerning the structure and amount of compensation of our NEOs.

The Compensation Committee’s function is fully described in its charter, which is available on our corporate website at www.marketaxess.com under Investor Relations – Corporate Governance.  In performing its duties, the Compensation Committee receives assistance from management and our independent compensation consultants. The Compensation Committee’s decisions relating to compensation for our NEOs are reviewed by our full Board of Directors.

Tally Sheets

Our Compensation Committee reviews tally sheets prepared by management on an annual basis. The tally sheets set forth all components of our NEO’s compensation, including base salary, annual incentive compensation, equity awards and holdings, as well as applicable Company performance. Our Compensation Committee uses these tally sheets to confirm that it has a full understanding of each NEO’s comprehensive compensation package, and the tally sheets facilitate an analysis of each NEO’s past wealth realization and future equity incentive opportunities. The tally sheets also include a sensitivity analysis of each NEO’s total equity position in the Company, including forfeitable (due to vesting and/or clawback rights) and non-forfeitable equity at different Common Stock prices, in order to assist the Company’s effort to retain and motivate our NEOs.

Compensation Committee Discretion

The Compensation Committee retains the discretion to decrease or eliminate all forms of incentive awards based on its performance assessment, whether individual or Company-based.

Role of Independent Compensation Consultants

Pursuant to its charter, the Compensation Committee may retain and terminate any consultant or other advisor, as well as approve the advisor’s fees and other engagement terms. For fiscal year 2019, the Compensation Committee retained Grahall Partners LLC (“Grahall”) as its independent compensation consultant.  Representatives from Grahall attended Compensation Committee meetings, participated in executive sessions and communicated directly with the Compensation Committee.  During 2019, Grahall provided the following services to the Compensation Committee:

•	Pay Analysis – Reviewed and benchmarked competitive market pay levels and conducted retention analyses with respect to 2019 compensation for our NEOs;
•	Stock Ownership Guidelines – Assisted the Compensation Committee in the oversight of our on-going stock ownership guidelines;
•	Executive Hire – Assisted the CEO and the Compensation Committee in developing the compensation program for the Company’s new President and Chief Operating Officer;
•	Peer Group Construction – Reviewed and recommended changes to the Company’s peer group composition (as discussed below in Peer Group);

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COMPENSATION DISCUSSION AND ANALYSIS

•	Director Compensation – Provided independent consulting services regarding non-executive director compensation; and
•

General Advice/Compliance – Provided other general compensation-related recommendations and performed other services, including providing advice regarding regulatory and advisory compliance issues and the Company’s usage of authorized shares (i.e., “burn rate”), and other governance issues.

In October 2019, the Compensation Committee retained FW Cook (“FW Cook”), a national compensation consulting firm, as its compensation consultant for its executive compensation programs beginning with the 2020 compensation year.  Grahall will continue to advise the Compensation Committee with regard to director compensation and non-executive employee compensation. FW Cook was selected after the Compensation Committee conducted a thorough review of proposals submitted by several nationally recognized compensation consultants. In 2019, FW Cook provided the following services to the Compensation Committee:

•	Program Review – Reviewed the Company’s existing pay practices in light of the results of the 2019 advisory say-on-pay vote;
•	Executive Compensation Design – Provided the Compensation Committee with executive compensation design alternatives after reviewing the feedback received from our stockholders;
•	Peer Group Construction – Reviewed the Company’s peer group and recommended further changes for 2020;
•	General Advice – Attended 2019 year-end Compensation Committee meetings and executive sessions and provided advice to the Compensation Committee and Compensation Committee Chair.

Each compensation consultant reported directly, and were directly accountable, to the Compensation Committee. The Compensation Committee assessed the independence of Grahall and FW Cook pursuant to SEC rules and determined that their work did not raise any conflicts of interest. The Compensation Committee will continue to monitor the independence of its compensation consultants on an annual basis.

Compensation Risk Assessment

The Compensation Committee is responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices.  In 2019, the Company performed a risk assessment of its compensation policies and practices to ascertain any potential material risks that may be created by the programs. Included in its assessment were all major components of the Company’s compensation programs, including: the mix between annual and long-term compensation; short and long-term incentive program design; incentive plan performance criteria and corresponding objectives; the Company’s severance and change-in-control policies; its claw-back policy; and its stock ownership guidelines. The Company’s risk assessment includes the compensation practices for our entire employee base to ensure that our pay practices, compensation programs and business strategies do not motivate imprudent risk taking by any employee.

The Compensation Committee considered these items in determining the appropriate compensation programs for the Company.  The Company utilizes many design features that mitigate the likelihood of encouraging excessive risk-taking behavior. Among these design features are:

•	Significant use of equity compensation with long-term vesting (three to five years);
•	Use of holding periods or cliff vesting for long-term equity awards;
•	Strong compensation recoupment policy;
•	Stock ownership and retention guidelines that meet market standards
•	The Compensation Committee’s ability to exercise downward discretion in determining payouts, including after consideration of regulatory, compliance and legal issues; and
•	Training on our Code of Conduct and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions.

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COMPENSATION DISCUSSION AND ANALYSIS

Based on the foregoing, the Compensation Committee concurred with management that our compensation policies and practices do not encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company. We believe that our compensation programs do not provide incentives that encourage risk-taking beyond the Company’s ability to effectively identify and manage significant risks and is compatible with the internal controls and the risk management practices of the Company.

How We Determine Pay Levels

Peer Group

The Compensation Committee assesses the Company’s financial performance and executive compensation competitiveness against a group of peer companies that it selects based on input from its independent consultant(s).  A key objective of our executive compensation program is to ensure that the total compensation package and structure that we provide to our NEOs is competitive with the companies with whom we compete for executive talent. The 2019 peer group consisted of companies from across our general industry that are similar to the Company in terms of competitive positioning, financial size, operating characteristics, market sector or industry classification. The Company’s independent compensation consultants engage with the Compensation Committee to review the peer group annually and periodically make changes.

In 2019, Grahall completed an annual review of the composition of our peer group. Factors considered in determining the peer group (“Peer Group”) included:

•

financial size – market cap and revenues, generally based on a methodology similar to the method used by Institutional Shareholder Services (“ISS”) of +/- 2.5 times the Company’s most recent annual revenues and +/- 5 times the Company’s most recent market capitalization;

•	whether companies compete with us for clients, executives or other employee talent;
•	market sector, asset class or product offering;
•	peers of peers, as well as peers designated by ISS in its annual review; and
•	reviewing the broader market for additional firms in financial services, IT services and software industries, based on relative revenue, market capitalization and operating income similarity.

Because several of our closest competitors are, or recently have been, private firms with unpublished compensation data, we rely on a broader base of financial services and technology companies to facilitate our review. While public peers may differ from us in terms of size (whether measured by market capitalization or annual revenues) and core business, these companies are the closest matches available to us in terms of a comparable business model. Each provides technology solutions to the financial markets, and some provide electronic trading platforms similar to ours, albeit in other asset classes.

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COMPENSATION DISCUSSION AND ANALYSIS

For the 2019 compensation period, our Peer Group was comprised of the following firms:

2019 Peer Group
US Based Peers	Symbol	Client Base	Products	Revenue ($ in millions)	Operating Income ($ in millions)	Market Cap ($ in millions)(1)
ACI Worldwide	ACIW	Institutional and Retail	Payment Systems	$1,258	$123.8	$2,608
Alliance Bernstein Holding	AB	Institutional and Retail	Various	$3,518	$823.4	$1,666
BGC Partners	BGCP	Institutional	Various	$2,104	$138.1	$820
Black Knight (2)	BKI	Data Processing for Financial Markets	Technology / Info	$1,177	$289.6	$8,713
CBOE Holdings	CBOE	Institutional	Listed Options and Futures	$2,496	$537.2	$9,738
Cohen & Steers	CNS	Institutional	Various	$411	$160.1	$2,026
Envestnet	ENV	Wealth Management/Cloud Data	Technology / Info	$900	$(16.1)	$2,594
Factset	FDS	Institutional	Technology / Info	$1,435	$438.0	$9,696
Fair Isaac (2)	FICO	Application Software for Financial Markets	Technology / Info	$1,160	$253.5	$8,365
GAMCO Investors	GBL	Institutional and Retail	Various	$312	$118.0	$273
Guidewire	GWRE	Institutional (P&C)	Technology / Info	$720	$1.5	$6,265
Hercules Technology Growth Capital	HTGC	Institutional	Capital / Funding	$268	$143.3	$782
Main Street Capital	MAIN	Middle Market, Small Companies	Capital / Funding	$243	$157.4	$1,184
Morningstar	MORN	Institutional and Retail	Technology / Info	$1,179	$189.6	$4,961
MSCI	MSCI	Various, including Institutional	Various	$1,558	$755.7	$23,007
Tradeweb Markets	TW	Institutional and Retail	Various	$776	$189.8	$9,585
Virtu Financial	VIRT	Institutional and Corporate	Various	$1,530	$(116.0)	$4,080
Virtus Investment Partners	VRTS	Institutional and Retail	Various	$563	$124.7	$559
Wisdom Tree Investments	WETF	Institutional & 401(k) Providers	Various	$268	$53.5	$355
MarketAxess Holdings	MKTX	Institutional	Fixed Income	$511	$250.9	$12,665
			MKTX Rank	15 of 20	7 of 20	2 of 20
			Median	$1,160	$157.0	$2,608
			75th Percentile	$1,483	$272.0	$8,539
			MKTX Percentile	25th	65th	95th

(1)	Market Capitalization estimated as reported close of business on April 1, 2020
(2)	BKI and FICO were added to the peer group for use in 2020 (FNGN and OAK were acquired during 2019 and were removed as peers)

Benchmarking – Importance and Process

Once the Peer Group review was completed, Grahall identified a broader group of companies for 2019 compensation benchmarking purposes, which was accomplished by reviewing the following:

•	The group of financial services companies designated as our peer group by ISS for the 2019 compensation period;
•	A broader group of financial services companies within S&P’s Capital Markets, Diversified Financials and Consumer Finance sub-groups; and
•	A broader group of S&P’s technology companies within Software & Services and IT Services.

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COMPENSATION DISCUSSION AND ANALYSIS

Grahall also used leading industry compensation surveys for financial services and financial technology for benchmarking purposes.

The aggregate information developed by Grahall is used to prepare the recommended pay ranges for review and approval by the Compensation Committee.  To minimize the impact of year-to-year data volatility, multiple years of data is used.  In addition, variable annual incentives and equity awards may be averaged and/or annualized as appropriate to better estimate market pay level.

The Company’s performance and C&B Ratio, as well as individual performance and contributions, role, knowledge and expertise, and the level of competition that exists within the market for a given position collectively impact how the NEO is paid vis-à-vis the recommended pay range.

It is important to note that the Company’s upper quartile TSR over multiple years has resulted in our market capitalization being significantly higher than most of the companies in the Peer Group as well as the other comparator sets (e.g., more than three times the Peer Group median per the table above).  From a benchmarking perspective, we note that Peer Group long-term incentive grant levels (and total compensation) will therefore be inherently lower than a performance-adjusted market rate for MarketAxess.  While it would be helpful to introduce more peer companies with a comparable market capitalization, there are a limited number of such companies in our industry.  Therefore, the differences in market capitalization should be kept in mind when selecting peer companies and interpreting the results of the benchmarking.

Individual Performance

The Compensation Committee assesses the individual performance of the Company’s NEOs in connection with the determination of each NEO’s annual cash incentive award, annual equity award and Total Direct Compensation.  In addition to the objectives that are specific to each NEO, we measure the performance of all of our NEOs against the following criteria that we believe are paramount to our success in a highly competitive market:

•

Innovation: we are leading the ‘electronification’ of the corporate bond market, which is resulting in significant market structure changes. This market evolution requires our NEOs to be innovative as they help set the Company’s direction and determine the role it plays in the financial markets;

•

Strategic decision making and execution: we are a relatively flat organization with approximately 535 employees globally; therefore, our NEOs must have the ability to balance strategic decision making with tactical execution, and they must be able to effectively communicate with, and lead, broad teams of employees across all levels of the organization; and

•

Ability to deliver technology-driven market solutions: we are a financial technology company whose NEOs must combine an expertise of the fixed-income securities market with the knowledge and ability to conceptualize, create, implement and deliver technology-driven market solutions.

As described above under Program Design Changes and other Actions in 2020, in 2020, the Company has adopted several changes to the design of the Company’s executive compensation program that introduce objective performance criteria and target payouts tied to corporate results as well as individual contributions.  In 2019, the Compensation Committee followed its past practice of individually assessing the performance of each NEO and making compensation decisions in light of such individual performance, the Company’s outright and relative performance, and market data.  In 2019, the Compensation Committee assessed the performance of our NEOs as follows:

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COMPENSATION DISCUSSION AND ANALYSIS

2019 Performance
NEO		Contributions
Richard M. McVey, CEO	●	Eleventh consecutive year of record revenues, operating income, EPS, and composite market share.
	●	Leading corporate strategy discussions as Chairman of the Board and CEO.
●

Strengthening the leadership team and succession planning, including through the recruitment of Mr. Concannon and expanding the Company's other Talent Management initiatives including leadership development, corporate culture and recruiting.

	●	Continuing track record of execution on key company growth strategies including international expansion, Open Trading, client and geographic expansion, and product market share gains.
	●	Maintaining and growing valuable senior client relationships with fixed income investors, dealers and key stockholders.
	●	In collaboration with the Board Nominating and Governance Committee, successful recruiting of three highly qualified new Non-Employee Directors: Nancy Altobello, Justin Gmelich, and Richard Prager
	●	Industry leadership, including serving as Chair of the Technology and Electronic Trading sub-committee of the SEC's Fixed Income Market Structure Advisory Committee.
Christopher R.	●	Contributed to record revenues, operating income, EPS, and composite market share.
Concannon, President	●

Business expansion, including continued international expansion, the acquisition of LiquidityEdge resulting in asset class diversification, the joint venture with Virtu to promote transparency in the fixed income ETF space, and organic growth initiatives including new protocols and investment in trading automation.

●

Partnering with the CIO and CTO in the transformation of the technology organization to an Agile development structure that will increase the release of new functionality and drive more P&L accountability and discipline across our business groups.

	●	Leading the Company's self-clearing and settlements strategy in response to increased Open Trading volumes.
●

Serving as a clear second in command to the CEO by effectively collaborating with and leading the executive management team, partnering on strategic initiatives with our Non-Employee Directors, and collaborating and building relationships with investor and dealer clients, stockholders and analysts.

Antonio L. DeLise, CFO	●	Providing analysis and decision making support for merger and acquisition opportunities, including the acquisition of LiquidityEdge, long-term financial and strategic planning, pricing, and premises.
	●	Acting as primary liaison with stockholders and analysts, delivering clear and transparent messaging to the investment community and successfully increasing the sell-side coverage universe.
	●	Providing leadership on strengthening the enterprise risk management framework and overall internal control environment.
	●	Collaborating with the Chief Risk Officer to continue to evolve the Company's risk function across the Company’s enterprise, systems, cyber security, market and competitive risks.
Kevin McPherson, Sales	●	Record revenues and composite market share of the 11th consecutive year with record revenues in our four core products: high grade, high yield, emerging markets and Eurobonds.
	●	Transformation of the sales organization resulting in senior level coverage for top clients and stronger and broader sales management from a regional perspective.
	●	Partnering with some of the largest and most important global stakeholders in credit products, resulting in the delivery of value-added systems enhancements and trading protocols to the market.
Nicholas Themelis, CIO	●

Sponsoring the Company's transition to an Agile development process, greater use of cloud computing, increased machine learning and microservices which will all increase the velocity of functionality delivered to our clients and result in more innovative trading solutions.

	●	Delivering a variety of new data products including CP+, which has won three industry awards and is critical for new functionality and initiatives that are being built.
	●	Further strengthening the bench strength within the technology and data leadership teams, including the hire of a Chief Technology Officer.

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COMPENSATION DISCUSSION AND ANALYSIS

Pay for Performance Alignment – CEO’s Realized Compensation

To assess our CEO’s pay-for-performance alignment, we reviewed all compensation realized (“Realized Compensation”) by our CEO relative to our TSR for the three-year period ended December 31, 2018 (the most recent period for which peer compensation data was available at the time of filing this proxy statement) against our 2018 peer group.

Realized Compensation was determined by adding the following elements together:

•	Sum of three years’ base salary;
•	Sum of three years’ actual annual incentive payments;
•	Intrinsic (“in-the-money”) value of stock options awarded during the three-year period (using December 31, 2018 closing price);
•	Value of three years’ restricted stock awards updated for December 31, 2018 closing price;
•

Sum of all settled performance awards, to the extent settled, and granted share amounts, to the extent the performance awards are not settled, made during the three-year period, updated for December 31, 2018 closing price; and

•	Any other payments or form of wealth received by the executive as reported in the compensation table for the applicable three-year period.

We believe the structure of our compensation program, which minimizes fixed costs and emphasizes appropriate performance leverage, has fairly and competitively compensated our NEOs, including our CEO, for our above market performance realized during this time period and has exhibited strong pay for performance alignment. The graph below compares the three-year Realized Compensation and the Company’s TSR against our 2018 peer group on a percentile basis and indicates that the Company’s performance was well-aligned with compensation for the period. Alignment is defined as the Company’s relative pay and relative performance percentiles amongst the peers that were within 25 percentile points of each other.

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COMPENSATION DISCUSSION AND ANALYSIS

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COMPENSATION DISCUSSION AND ANALYSIS

The charts below compare the CEO’s TDC to the Company’s Common Stock price appreciation, the performance of various indices and the Company’s operating income for the five-year period ended December 31, 2019:

CEO Pay vs. Total Stockholder Return	CEO Pay vs. Annual Operating Income

Calendar year 2014 is the baseline year.  The measurement period begins with calendar year 2014.

As illustrated in the above graphs, the CEO’s annual TDC has increased 16% in the aggregate during the five-year period ending December 31, 2019 (representing an approximately 2.95% compound annual growth rate “CAGR”).  During this same period, the Company’s operating income under U.S. generally accepted accounting principles (GAAP) has increased 113% (16.38% CAGR over 5 years) and TSR has increased 434% (39.8% CAGR over 5 years). The 5-year CAGR for the NASDAQ and S&P 500 for this period increased by 13.63% and 9.4%, respectively.  In addition, over $11.48 billion in stockholder value (as measured by increased market capitalization) has been created during the five-year period ended December 31, 2019.

46	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

We believe the CEO’s compensation has consistently reflected our pay for performance philosophy during this period.  However, because the Summary Compensation Table requires multi-year equity awards to be reported in full in the year received, our use of such awards can make an NEO’s compensation appear to be volatile.  The chart below illustrates and contrasts TDC levels for the CEO over the past 5 years as reported in the Summary Compensation Table (pursuant to SEC rules) versus the TDC calculated by the Company as a result of annualizing multi-year equity awards over the term of each award:

CEO Compensation

*	Includes $8 million performance equity grant that is spread over the five performance years from 2015 to 2019 (see Use of Multi-Year Awards below).
**	Includes $11 million performance equity award that is spread over 5 years (2 months for year-end 2018, 10 months for year-end 2023, and full-year for each year-end 2019 - 2022).
***	Annualized Multi-Year Equity Grants spread the grant value of multi-year equity awards over the relevant performance/vesting period.

Elements of Executive Compensation

The compensation structure for our NEOs is comprised of base salaries, annual cash incentive compensation under our 2009 Employee Performance Incentive Plan (the “Employee Cash Incentive Plan”) and various forms of equity which, for 2019, was granted under our 2012 Incentive Plan (as amended from time to time, the “Equity Incentive Plan”).  The combination of these elements enables us to offer a competitive, cost effective compensation program that balances variable, or at-risk, compensation with prudent risk taking and stockholder interests. Equity awards may be granted on an annual basis or as special awards, including multi-year awards, that are attributed over multiple years of compensation.  We believe that equity awards serve as an important part of an NEO’s compensation in that they further ensure alignment of the NEO’s interests with those of our stockholders.

Annual variable cash and equity compensation gives the Compensation Committee the flexibility to tie NEO compensation to individual and corporate performance, which is an important element of our pay philosophy and each NEO’s compensation.

2020 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

NEOs also receive standard employee benefits.

Elements of Pay
Component	Description	Purpose
Base Salary	Fixed pay based on role and responsibilities, experience and expertise, and individual performance	Provides a consistent minimum level of compensation that is paid throughout the year at a cost-effective level for the Company
Annual Cash Bonus	Variable cash payments based on achievement of annual corporate financial goals and individual performance	Rewards short-term performance in a framework that discourages excessive risk taking by limiting maximum award opportunities
Annual Equity Awards	Equity awards that vest over three or more years	Designed to tie compensation to stockholder value creation; rewards attainment of corporate and individual goals
Multi-Year Equity Awards	Performance awards that vest over four or more years, often with back-ended vesting	Serve as retention tools while aligning compensation to long-term stockholder value creation
Other Benefits	Include healthcare, life insurance, disability and retirement savings plans	Provide assistance with healthcare related costs and income protection in the event of disability as well as a base level of replacement pay upon retirement

48	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Pay Mix

We believe that lower base salaries and higher levels of variable performance awards motivate our NEOs, facilitate the achievement of our growth objectives and promote decision-making that is aligned with our stockholders’ interests. A lower base of fixed costs (including base salary) also allows us to better manage expenses, which helps improve profitability. We also believe that the balance among pay components in our compensation program design mitigates against a focus on short-term results and decreases the potential for excessive or inappropriate risk taking (see Compensation Risk Assessment above). An overview of the elements of pay provided to the CEO and, on average, to the other NEOs for fiscal year 2019 is as follows:

Compensation and Benefits Paid in Respect of 2019

McVey, CEO	Average Distribution – All Other NEOs

In 2019, all NEOs received over a third of their annual TDC in equity, which was intended to align each NEO’s interests with the interests of our stockholders. Our CEO received the highest percentage of TDC (93%) in the form of equity compensation.  This high concentration of equity for our CEO in 2019 was due to the substitution of his annual cash incentive opportunity with a larger equity award in order to provide for additional funding of cash bonuses for the general employee base.  Given the CEO’s support for this change in pay mix and his existing level of ownership of the Company’s Common Stock, his other pay components and our strategic initiatives, we believe that the increase in his percentage of TDC in the form of equity was appropriate.

Base Salary

Base salary is the only fixed component of our NEO’s total cash consideration and is intended to provide a minimum consistent level of compensation throughout the year.  We avoid automatic base salary increases and target our NEO’s base salaries below applicable median base pay levels to manage our fixed compensation costs and reinforce our pay-for-performance philosophy.

While most of the NEOs’ base salaries were at or below the 25th percentile of base salaries reported by our Peer Group, we did not adjust base salaries in 2019.  Instead, we provided our NEOs with the opportunity for higher compensation through improved variable and long-term incentive opportunities as described below.  Our CEO’s base salary has remained unchanged since 2011.

As detailed in How 2019 Performance Affected Executive Compensation above, base salaries for all NEOs were unchanged from the prior year.

2020 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

Annual Cash Incentive Awards

A summary of cash incentives paid to our NEOs for 2019 and 2018 and a comparison to our key financial metrics for both years is set forth below:

Cash Incentive Paid Compared to Financial Metrics
	2019	2018	Change
Revenues (in millions)	$511.4	$435.6	17%
Operating Income (in millions)	$250.9	$212.6	18%
Diluted EPS	$5.40	$4.57	18%

(in thousands)
Richard M. McVey, CEO	$—	$1,890	(100)%
Christopher R. Concannon, President	$1,500	$—	—
Antonio L. DeLise, CFO	$875	$850	3%
Kevin McPherson, Head of Sales	$1,100	$1,100	0%
Nicholas Themelis, CIO	$1,200	$1,175	2%

In connection with the commencement of our President’s employment with the Company, and in consideration of his forgoing his year-end 2018 cash compensation that would have been payable to him by his previous employer, we awarded him a special $1.5 million cash incentive for 2019, his first performance year with the Company.

Employee Cash Incentive Plan – 2019

The pool for the Employee Cash Incentive Plan for 2019 was accrued as a percentage of our Adjusted Operating Income. The Company sets an Adjusted Operating Income target each year.  In 2019, our target Adjusted Operating Income was approximately $270 million. At target, the bonus pool accrual would have been $35 million.

As stated above, the Company must have positive Adjusted Operating Income for there to be an accrual for any particular performance year.  For 2019, the accrual rate was 12.98% of Adjusted Operating Income.

Regardless of the accrual rate, the Compensation Committee ultimately has the right to override the formulaic result, thereby changing the actual amount paid.   In past years, the Compensation Committee has only exercised downward discretion.

Due to the Company’s out-performance in 2019, with achievement of $287.5 million of Adjusted Operating Income, the total amount accrued under the Employee Cash Incentive Plan for 2019, based on the accrual rate, would have been over $37 million.  However, based on the Compensation Committee’s review of the Company’s financial performance, market data, staffing levels and C&B Ratio, the Compensation Committee exercised discretion downward and determined not to use the entire accrual.  As a result, the payout was decreased to just over $35.5 million.

Actual Accrual Rate vs. Target and Previous Year
	2019	2018
Target accrual rate	12.98%	12.57%
Adjusted (actual) accrual rate	12.35%	12.52%
Payout (in thousands)	$35,513	$31,740

50	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Non-Qualified Deferred Cash Plan – 2019 Contributions

The Company offers a voluntary non-qualified deferred cash plan that allows U.S.-based NEOs and other select participants to defer all or part of their cash bonus.  For the cash bonus paid in 2019 for 2018 performance, our CFO was the only NEO to participate in this plan.  He deferred 75% of his $850,000 cash incentive bonus paid in 2019, or $637,500.

Changes to the Employee Cash Incentive Plan – 2020

For purposes of funding the cash incentive pool for the 2020 performance year, the Company set the accrual rate slightly lower than in the previous year.   The Compensation Committee considered expected headcount, market trends and forecasted operating margins, among other factors, in approving the accrual rate and incorporated the impact of the LiquidityEdge acquisition on those metrics. The table below shows the accrual rates for 2020 as compared to 2019:

Employee Cash Incentive Plan Accrual Rate - 2020
Level of Adjusted Operating Income	2020 Budgeted Accrual Rate	2019 Budgeted Accrual Rate	2019 Adjusted Accrual Rate
Funding Rate	12.63%	12.98%	12.35%

Starting with performance year 2020, 50% of the target cash incentive for our executive officers will be directly linked to the Company’s Adjusted Operating Income results and 50% will be based on the executive’s delivery against individual goals and key strategic initiatives for the Company.  The Compensation Committee believes that tying 50% of our executive officers’ target cash incentive to the Company’s Adjusted Operating Income is an appropriate percentage for performance year 2020 because it is the Company’s first year using this methodology.  The Compensation Committee intends to review the percentage linked to this measure in future years.

Long-term Incentives – Annual and Special Equity-based Awards

We grant equity awards to our NEO’s annually as part of our on-going compensation program. In addition, special equity awards have traditionally been granted to our NEOs at the time of hire (“new hire” awards), and, for the CEO, upon renewal of his employment agreement.

Annual Equity Awards

We grant annual equity awards on January 15 using the average closing price of our Common Stock for the ten consecutive trading days leading up to and including the date of grant. This helps to ensure that the timing of any award and the setting of the exercise price of a stock option will not be subject to manipulation.  It also reduces the impact of any significant short-term swings in stock price.  All annual equity awards vest over a minimum of three years, and the first vesting date is at least one year from the date of grant.

The value of the annual equity awarded to each NEO is considered by the Compensation Committee in determining TDC for each NEO. The amount awarded is based upon market data, the Company’s desire for our NEOs to maintain appropriate upside leverage in our annual incentive program while managing risk, stock ownership guidelines, and our desire to retain our NEOs.

2020 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS

SEC rules require that we report all equity granted during the applicable reporting year in our executive compensation tables (see Executive Compensation below).  As such, we are providing an overview of all equity awards granted in January 2019 for 2018 performance.  However, in calculating TDC for performance year 2019, we used the value of equity granted in January 2020 in recognition of performance during 2019.  Accordingly, we have also included an overview of equity awards granted in 2020.

Flex Share Program

Annual equity awards are made pursuant to our “Flex Share” program that permits our NEOs to have input into the form of their equity compensation, subject to a general framework and limitations imposed by the Compensation Committee. The Flex Share program allows the Company to deliver more individualized awards with greater perceived value to the NEOs without incurring additional expense to the Company.

For the awards granted in 2019, each annual equity award had a minimum requirement of 30% in the form of performance awards (40% for the CEO), with a maximum amount of 50% of the annual equity award allowed to be in the form of performance shares. Of the remainder of the annual award, 50% was awarded in the form of RSUs. NEOs then had the option to receive the other 50% in RSUs or stock options.  For the awards granted in January 2019, stock options were granted at a ratio of one RSU to 3.63 stock options, based upon the relative accounting cost of each award component on the award date.

RSUs and stock options vest in three equal annual installments beginning a year after grant.  Performance shares settle in the first quarter after the completion of the performance year, but vest in two equal annual installments on the second and third anniversaries of the grant.

RSU settlement may be deferred at the NEO’s election, which provides an added benefit of allowing the NEO to maintain additional upside leverage in our shares of Common Stock through delayed taxation. Generally, deferring RSUs has no impact on an RSU’s vesting schedule, except that the initial vesting date for an RSU deferred in the year of grant must occur at least 13 months after the grant date in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

In response to stockholder feedback, 50% of the annual equity awards granted to our NEOs in January 2020 (as a result of 2019 performance) were granted as performance shares with a three-year performance period.   The performance share awards will vest at the end of the three-year performance period.  NEOs still have the choice of all RSUs or a combination of RSUs and stock options for the remaining 50% of their award, which is time-based and vests in equal installments on the first three anniversaries of the grant.  The ratio of stock options to RSUs granted was 4.02 stock options to one RSU, based upon the relative accounting cost of each award component on the award date.

52	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2019 Annual Equity Awards for 2018 Performance

The following chart shows the annual equity awards granted to our NEOs in January 2019 to reward their performance in 2018 and the value of any special multi-year awards included in their TDC for 2018 (see Special Multi-Year and Other Special Equity-based Awards below).

Equity Awarded in January 2019
	Grant Value Jan 2019	Annualized Portion of Previously Granted Special Multi- Year Awards	Total
	($ in thousands)
Richard M. McVey, CEO	2,743	1,967	4,710
Christopher R. Concannon, President	—	—	—
Antonio L. DeLise, CFO	390	360	750
Kevin McPherson, Head of Sales	350	500	850
Nicholas Themelis, CIO	425	600	1,025

The annual equity value received by the NEOs was determined after (i) setting a target TDC for each NEO, (ii) subtracting out the base salary already paid and the targeted cash incentive, and (iii) subtracting the annualized value of their respective special multi-year grants (See Special Multi-Year and other Equity Awards below).

As a result of their elections under the Flex Share Program, the NEOs were granted the following awards as part of their annual equity award in January 2019:

Annual Equity Award - Share Election - January 2019
	Total Value Granted	Percentage Allocated as RSUs	RSUs Granted on Jan 15, 2019	Deferred	Percentage Allocated as Performance Shares	Performance Shares Granted on Jan 15, 2019
	($ in thousands)
Richard M. McVey, CEO	$2,743	60%	7,757	Yes	40%	5,171
Christopher R. Concannon, President	—
Antonio L. DeLise, CFO	$390	70%	1,287	No	30%	551
Kevin McPherson, Head of Sales	$350	70%	1,113	No	30%	495
Nicholas Themelis, CIO	$425	70%	1,402	No	30%	601

2020 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS

2019 Performance Share Metrics and Payout

The performance share awards granted in 2019 were designed to result in a 100% payout if the Company achieved targeted Performance Share Adjusted Operating Income. “Performance Share Adjusted Operating Income” means operating income excluding performance share expense and certain extraordinary, special, unusual or non-recurring expenses. This target range was set in the first quarter of 2019 for the 2019 performance year.  The target range was set above the actual results achieved for performance year 2018.  The performance share awards provided for a maximum payout of 150% of the Target award if the high-end of the target range was exceeded by at least 10% and the award would result in no payout if the Company did not achieve at least 80% of the low-end of the target range. Our actual Performance Share Adjusted Operating Income for 2019 was $253.7 million, which resulted in a payout of 138.1%.  The payout percentage was calculated in January 2020 after the end of the 2019 performance year.  The table below shows the Performance Share Adjusted Operating Income goals and corresponding payout results:

Performance Share Metrics and Achievement - January 2019 Awards
2019 Performance Share Adjusted Operating Income Goal	Performance Share Payout
Below $188.574 million	0.0%
$188.574 million (80%)	50.0%
Target of $225.717 to $235.717 million	100.0%
Actual of $253.688 million	138.1%

In addition to Performance Share Adjusted Operating Income, the performance share awards granted in 2019 also took into account the Company’s composite market share for 2019.  In the event that the Company exceeded the designated composite market share thresholds, the payout of the performance shares could be increased up to (but not above) the 100% payout level.   Composite market share growth targets were set in the first quarter of 2019 for the 2019 performance year based on our budget.

2019 Market Share Thresholds
Target	Additional Percentage Points Earned
At or below 2018 Actual	0%
0.5%	+12.5%
1.0%	+25%
1.5%	+37.5%
2.0% or more	+50%

In order for the payout of the performance shares to be increased, however, the Company’s Adjusted Operating Income must have been at least $188.6 million. As stated above, for 2019, the Company exceeded its Adjusted Operating Income goal, and therefore there was no increase in payout attributed to the Company’s composite market share.

54	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The table below shows the adjustment to the performance shares upon settlement:

January 2019 Performance Share Awards - Granted and Settled
	Performance Shares Granted in 2019	Value on the Date of Grant (1)	Settlement of Performance Shares in 2020	Value of Grant on Date of Settlement (2)
	(in units)	($ in thousands)	(in units)	($ in thousands)
Richard M. McVey, CEO	5,171	1,090	7,142	2,514
Christopher R. Concannon, President	—	—	—	—
Antonio L. DeLise, CFO	551	116	761	268
Kevin McPherson, Head of Sales	495	104	684	241
Nicholas Themelis, CIO	601	127	830	292

(1)	Based on the closing price on January 15, 2019 (Grant Date) of $210.88
(2)	Based on the closing price on January 29, 2019 (Settlement Date) of $352.04

2020 Annual Equity Awards for 2019 Performance

In recognition of their performance for 2019 and the performance of the Company, the NEOs were granted the following annual equity awards in January 2020:

Annual Equity Award - Share Election - January 2020
	Total Value Granted	Percentage Allocated as RSUs	RSUs Granted on Jan 15, 2020	Deferred	Percentage Allocated as Stock Options	Stock Options Granted on Jan 15, 2020	Percentage Allocated as Performance Shares (1)	Performance Shares Granted on Jan 15, 2020
	($ in thousands)
Richard M. McVey, CEO	$3,450	25%	2,324	Yes	25%	9,342	50%	4,647
Christopher R. Concannon, President (2)	$2,250	50%	3,031	No	—	—	50%	3,031
Antonio L. DeLise, CFO	$550	50%	741	No	—	—	50%	741
Kevin McPherson, Head of Sales	$600	50%	808	No	—	—	50%	808
Nicholas Themelis, CIO	$700	50%	943	No	—	—	50%	943

(1)	Fifty percent of the annual award value granted was granted in the form of performance shares with a three-year measurement period, as described below.
(2)

In connection with his hire, the Company agreed to award the President an equity award for performance year 2019 of no less than $1.5MM.   As a result of his performance and contributions (as outlined above in Individual Performance), his equity performance award was $2.25MM.

The following chart shows the annual equity awards granted to our NEOs in January 2020 for performance in 2019 and the value of any previously granted special multi-year awards included in their TDC for 2019.  As with all special multi-year awards granted by the Company, a portion of the award is attributed to TDC in future years and reduces the annual awards on a dollar-for-dollar basis.

2020 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS

Equity Value Attributed to Year-End 2019 Compensation
	Grant Value	Annualized Portion of Multi-Year Awards
	Jan-20	Previous Multi- Year Award	2018 Multi- Year Award	Total Equity Value
	($ in thousands)
Richard M. McVey, CEO (1)	3,450	1,600	2,200	7,250
Christopher R. Concannon, President (2)	2,250	1,000	—	3,250
Antonio L. DeLise, CFO (3)	550	360	—	910
Kevin McPherson, Head of Sales (3)	600	500	—	1,100
Nicholas Themelis, CIO (3)	700	600	—	1,300

(1)

$1.6 million represents the annual value of the multi-year performance award granted in January 2015; $2,200 represents the value of a new multi-year performance retention award granted in November 2018 (see Use of Multi-Year Awards below)

(2)

$1 million represents the annual value of the multi-year performance award granted in January 2019 in connection with the President’s hire and the replacement of deferred equity awards that were forfeited by the President when he resigned from his previous employer.

(3)	Multi-year awards were granted in January 2016 and annual attribution began with 2015 year-end compensation.

As described above, in response to the feedback we received from our stockholders, the 2020 annual equity awards have the following features:

•	Fifty percent of the NEOs’ annual equity award was granted in the form of performance shares;
•

The performance share metrics (operating margin and market share) are different than the metric used for the Company’s cash incentive plan (Adjusted Operating Income), and each of the performance share metrics will have an equal weighting in determining performance;

•	The performance shares have a three-year measurement period; and
•	The performance shares will vest on the third-year anniversary of the grant.

56	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Special Multi-Year and Other Equity-based Awards

Special awards are not a regular part of the Company’s compensation program for existing NEOs. In alignment with the feedback we received from our stockholders, we expect that the use of special multi-year and other special equity awards will be limited to circumstances such as the hiring of new executives or the retention of key executives.

We believe that, in certain circumstances, delivering an appropriate portion of an executive’s equity as a multi-year performance-based equity award can be an effective method of providing an executive with a significant additional incentive to create long-term value for stockholders, while potentially reducing the accounting expense incurred by the Company over a multi-year period to the extent that our Common Stock price increases. We believe that performance multi-year awards create wealth creation and significant retention opportunities for our NEOs through both the number of shares earned and the potential of an increase in stock price without creating excessive risk within the compensation framework.  In all cases, multi-year awards granted by the Company have been attributed to four or more years of future compensation and reduce the annual compensation awarded to the NEOs for those years of attribution.  Importantly, these awards act as dollar for dollar offset against future equity awards.

The Company has granted special multi-year equity awards in the past for the following reasons:

•	The vesting schedule requires the executive to hold the shares for a longer period of time, thereby increasing the retention value of the award;
•	Multi-year awards save significant amounts of accounting expense when our stock price increases (when compared to same-sized annual awards);
•	They provide additional incentive for participants because more shares are awarded at the time of grant than could be awarded in future years if the price of the Company’s stock increases; and
•	They further align the executive’s interests with the interests of our stockholders.

CEO Awards

CEO – 2015 Performance Award

In January 2015, our CEO was awarded a special performance-based multi-year equity award in connection with the execution of a new employment agreement.  The award was comprised of two separate performance components: (i) $6 million in performance shares, and (ii) $2 million in premium priced stock options (“Premium Options”).   All performance targets for the three tranches of this award were met on or before March 2016.  Notwithstanding that the performance targets were met in 2016, 50% of the shares delivered to the CEO in settlement of the performance shares did not vest until January 15, 2019 and the remainder did not vest until January 15, 2020.

The Premium Options vested in three tranches as follows:

Premium Options
Vesting Date	Options Vested
January 15, 2018	39,933
January 15, 2019	39,972
January 15, 2020	40,076

The expiration date for all of the Premium Options is July 15, 2020.

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COMPENSATION DISCUSSION AND ANALYSIS

CEO – 2018 Performance Award

In November 2018, the Compensation Committee determined it was desirable to extend the CEO’s employment agreement for an additional five-year term in order to secure his employment.  Consistent with past practice, the Company awarded him a special five-year performance award (“2018 Performance Award”) with an aggregate $11 million grant date fair value to incentivize and reward future stock price appreciation.  The CEO was entering the final year of his then-current employment agreement and the Compensation Committee noted that a significant portion of the CEO’s January 2015 award would vest in January 2019.  The Compensation Committee considered the following factors in granting the award:

•

Multi-Year Award History: The Compensation Committee considered its prior special multi-year awards to the CEO in 2011 and 2015 to have been a success as measured by the Company’s financial results and stock performance in the years following the grant.

•

Design:  The Compensation Committee designed the 2018 Performance Award such that the aggregate $11 million grant date fair value of the Award will be spread over five years of annual compensation and will reduce the amount of the variable pay, including equity, that the CEO will receive for each of those performance years by $2.2 million on a dollar for dollar basis (the first and last years are partial year attributions).  For example, for 2018, the Committee deducted $1.6 million from the CEO’s annual equity award to reflect the attribution of the previous multi-year award granted to the CEO in January 2015, as well as $367,000 to reflect the attribution of the 2018 Performance Award for a partial year (Nov – Dec 2018).  For 2019, $1.6 million and $2.2 million of the CEO’s compensation was attributed to his 2015 and 2018 performance awards, respectively, and his annual incentive opportunity for January 2020 was reduced by this amount.

•

Performance-Based Nature of Award:  The award was designed to be 100% performance based, entirely premium priced, and included a minimum consecutive number of trading days (20) before a stock price target can be satisfied. The premium priced performance targets were set at 125% and 135% of MarketAxess’ closing stock price on the grant date. At the time the 2018 Performance Award was made in November 2018, the Company’s stock price was $206.22, which was 7% lower than its all-time high of $222.28. With stock price hurdles at $257.78 and $278.40, the hurdles were set well above our stock’s then all-time high.

•

Value Creation for Stockholders: Given the award’s premium pricing and the Company’s approximate valuation of $7.76 billion on the grant date, the award structure requires the Company’s market capitalization to increase by $1.94 billion before the CEO could satisfy the 125% hurdle and $2.7 billion before he could satisfy the 135% hurdle. The Compensation Committee viewed these goals as providing significant value to stockholders before the CEO could realize any award value.

•

Five-year Cliff Vesting: All stock options and performance shares earned pursuant to the 2018 Performance Award are subject to five-year cliff vesting.  Specifically, the shares must maintain their value until 2023 for the CEO to receive the targeted (or greater) amounts.  The CEO cannot dispose of either options or performance shares prior to the vesting date (November 8, 2023) to capitalize on any increase in the stock price, short term or otherwise.  Likewise, in the event of a stock price decline, the CEO has no ability to sell the shares prior to November 2023.  Finally, the CEO must remain as an employee or director throughout the vesting period, except in the event of certain involuntary terminations.

•

Short Option Term:  The premium priced stock options were designed to be highly performance oriented, as (i) they have only a five and half year term, and (ii) they must be exercised within six months of the vesting date in November 2023 or they will be forfeited.  The purpose of this shortened term is intentional and multi-fold, to: (i) increase the award’s leverage, (ii) reduce stockholder dilution, and (iii) require relatively stronger annual price appreciation in order to realize value.

58	2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The 2018 Performance Award was issued with a grant date fair value of $11 million. The chart below shows how the grant value is spread over a 5-year attribution period:

2018 Multi-Year Performance Award
	Value	Attribution
	($ in thousands)
Total Award Value	11,000	—
Year-End 2018 (2 months)		367
Each Year-End 2019 – 2022		2,200
Year-End 2023 (10 months)		1,833

As discussed above, the 2018 Performance Award is contingent both upon the Company meeting certain stock price thresholds, as well as tenure requirements specific to the CEO.  The performance thresholds are as follows:

2018 Multi-Year Performance Award Structure
	Value	Tranche	Target	Target Share Price or Strike Price	Number of Units
	($ in thousands)			(in $)
Performance Shares	2,750	1	125% of FMV	257.78	17,942
Performance Shares	2,750	2	135% of FMV	278.40	19,800
Stock Options	2,750	3	125% of FMV	257.78	69,113
Stock Options	2,750	4	135% of FMV	278.40	79,411

The fair market value on the date of grant of the 2018 Performance Award was the closing price of the Company’s Common Stock of $206.22 (“FMV”). In order for the CEO to satisfy the stock price thresholds, the Company had to achieve an average price per share of common stock at 125% of FMV for the first tranche and 135% of FMV for the second tranche, calculated over twenty consecutive trading days (rounded to the nearest cent), during the performance period.  Although the performance period ran from November 8, 2018 through November 8, 2023, the performance targets for the two tranches were met on or before May 17, 2019.  Notwithstanding that the performance targets were met in 2019, 100% of the shares delivered to the CEO in settlement of the performance shares will not vest until November 8, 2023.

The stock options were granted with a strike price of 125% of FMV (third tranche) and 135% of FMV (fourth tranche).  As premium priced stock options, these awards will provide value to the CEO only to the extent that the strike price is exceeded by the Company's share price on the date of exercise.  The stock options vest and are fully exercisable on November 8, 2023.  The term of both stock options ends on May 8, 2024.

The number of units for all tranches of these awards were determined by an outside advisor hired to run a Monte Carlo simulation.

As discussed above, these awards act as dollar for dollar offset against future equity awards.    The chart below shows the amounts that will be deducted from the CEO’s annual awards each year:

2020 Proxy Statement	59

COMPENSATION DISCUSSION AND ANALYSIS

CEO - Annual Grant Value Offset
Attribution Years	2015 Performance Award Value	2018 Performance Award Value	Total Offset to Annual Award
	($ in thousands)
Each Year 2015 – 2017	$1,600	$—	$1,600
2018	$1,600	$367	$1,967
2019	$1,600	$2,200	$3,800

President and COO Award

In connection with Mr. Concannon’s hire as President and Chief Operating Officer in January 2019, he was granted a special award of $11.75 million in equity (i) to replace the 2018 year-end equity compensation he forfeited from his prior employer in order to commence employment with the Company, (ii) to replace the unvested deferred compensation he forfeited from his prior employer, and (iii) as a sign-on award with the Company (the “President’s Award”).

The equity was structured as follows and awarded for the following reasons:

Award Type	Value	Vesting	Multi-Year Attribution	Rationale
Restricted Stock Units	$5 million	3 equal installments on the first three anniversaries of the grant date	N/A	Off-set unvested, forfeited equity compensation from previous employer
Restricted Stock Units	$1 million	Cliff vesting on the third anniversary from the grant date	N/A	In lieu of 2018 cash bonus payment from previous employer, in combination with a one-time 2019 special year-end cash incentive payment
Performance Equity	$5 million	Cliff vesting on the fifth anniversary from the grant date	Reduces future annual equity awards due to President by $1 million for each of compensation years 2019 through 2023	Off-set unvested, forfeited equity compensation from previous employer
Performance Equity	$.75 million	Cliff vesting on the fifth anniversary from the grant date	N/A	In lieu of 2018 cash bonus payment from previous employer, in combination with a one-time 2019 special year-end cash incentive payment

As shown in the table above, $5 million of the grant value is spread over a 5-year attribution period, thereby reducing the annual incentive to which the President may otherwise be entitled by $1 million each year.

The performance portion of the President’s Award was structured similarly to the CEO’s 2018 Performance Award. The President’s Award consisted of a grant of: (i) stock options with a grant date value of $2.875 million as determined by an independent third party, and (ii) performance shares with a grant date value of $2.875 million as determined by an independent third party.   The performance of the President’s Award is contingent both

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upon the Company meeting certain stock price thresholds, as well as tenure requirements specific to the President.

The fair market value on the date of grant of the President’s Award was the closing price of the Company’s Common Stock of $218.30 (“PA FMV”). In order for the President to satisfy the stock price thresholds, the Company had to achieve an average price per share of common stock at 125% of PA FMV for the first tranche and 135% of PA FMV for the second tranche, calculated over twenty consecutive trading days (rounded to the nearest cent), during the performance period.  Although the performance period ran from January 22, 2019 through January 22, 2024, the performance targets for the two tranches were met on or before June 10, 2019.  Notwithstanding that the performance targets were met in 2019, 100% of the shares delivered to the President in settlement of the performance shares will not vest until January 22, 2024.

2019 Multi-Year Performance Award Structure
	Value	Tranche	Target	Target Share Price or Strike Price	Number of Units
	($ in thousands)			(in $)
Performance Shares	1,437.5	1	125% of PA FMV	272.88	8,969
Performance Shares	1,437.5	2	135% of PA FMV	294.71	9,945
Stock Options	1,437.5	3	125% of PA FMV	272.88	35,679
Stock Options	1,437.5	4	135% of PA FMV	294.71	41,189

The stock options were granted with a strike price of 125% of PA FMV (third tranche) and 135% of PA FMV (fourth tranche).  As premium priced stock options, these awards will provide value to the President only to the extent that the strike price is exceeded by the Company's share price on the date of exercise.  The stock options vest and are fully exercisable on January 22, 2024.  The term of both stock options ends on July 22, 2024.

Other NEO Special Multi-Year Awards

On January 22, 2016, our CFO, Head of Sales, and CIO were granted multi-year awards valued at $1.8 million, $2.5 million and $3.0 million, respectively, as of that date (“NEO Multi-Year Awards”). The NEO Multi-Year Awards were comprised of three components as follows:

•	40% of the award value was granted in the form of performance shares,
•	30% of the value was granted in the form of time-based RSUs, and
•	30% of the value was granted in at-the-money stock options, as shown below.

The NEO Multi-Year Awards were granted to provide additional performance incentives and promote the retention of these key executives. The performance element was designed to ensure that the NEO’s interests are aligned with those of our stockholders, while the time-vested RSUs provide retention value. In contrast to our annual grants, which generally vest in 3 equal annual installments, 50% of the NEO Multi-Year Awards vested on January 31, 2020 and 50% is scheduled to vest on January 31, 2021, the 5th anniversary of the grant date.

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COMPENSATION DISCUSSION AND ANALYSIS

The total and annualized value, as well as the number of units received are summarized below:

Value of the NEO Multi-year Awards and Units Granted
		Annual Grant Value	Total Units Granted			Total Units Earned as of Year-End 2020
	Total Grant Value	(Performance Years 2015 - 2019)	Performance Shares	RSUs	Stock Options	Performance Shares
	($ in thousands)	($ in thousands)
Antonio L. DeLise, CFO	1,800	360	6,933	5,200	16,120	7,382
Kevin McPherson, Head of Sales	3,000	600	9,629	7,222	22,388	10,253
Nicholas Themelis, CIO	2,500	500	11,555	8,666	26,865	12,304

The exercise price of the stock options received by our CFO, Head of Sales, and CIO is $103.30, the closing price of the Company’s Common Stock on the date of award.

The performance shares are earned based on achieving aggregate operating income targets (as measured under GAAP) over three-year and four-year measurement periods ending December 31, 2018 and December 31, 2019. To achieve 100% of the target shares, certain aggregate operating income targets within a target range must be met. The level of performance and the corresponding level of payment are as follows:

Aggregate Operating Income
Level	Three-Year Cumulative	Four-Year Cumulative	Payout Percent
	($ in millions)	($ in millions)
Threshold	527.9	740.2	50%
Target Range – Low	589.6	852.2	100%
Target Range – High	611.2	892.4	100%
Actual Performance through Dec 31, 2019	619.9		106.48%
Outperform	644.6	955.4	125%
Maximum	691.0	1,045.0	150%

Based on the four-year measurement period results, the payout percent increased to 106.48% (up from 106.1% at the end of the three-year measurement period), and the performance shares settled as follows after the conclusion of the 2019 performance year:

	Original Shares	Adjusted Shares at Year-End 2020
Antonio L. DeLise, CFO	6,933	7,382
Kevin McPherson, Head of Sales	9,629	10,253
Nicholas Themelis, CIO	11,555	12,304

The NEO Multi-Year Awards cover a five-year period. Accordingly, one-fifth of the grant date value of the NEO Multi-Year Award was attributed to our CFO’s, Head of Sales’, and CIO’s compensation for performance years 2015 through 2019 and their annual incentive awards were reduced by the same amount

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Total Direct Compensation (TDC)

Our compensation decisions for year-end 2019 were a balance between the Company’s record financial results for the 11th consecutive year and its performance in light of its peers, individual performance, market data, and the impact and value of any long-term retention incentives previously awarded to each NEO.  A summary of each NEO’s 2019 TDC and relevant market data considered by the Compensation Committee can be found below:

2019 Compensation Decisions and Market Data
	Base Salary		Cash Incentive / Bonus	Total Cash
	Actual	Market Positioning	Actual	Actual	Market Positioning
	($ in thousands)		($ in thousands)	($ in thousands)
Richard M. McVey, CEO	500	At 25th	—	500	Below 25th
Christopher R. Concannon, President	500	Above Median	1,500	2,000	At 75th
Antonio L. DeLise, CFO	300	Below 25th	875	1,175	At 75th
Kevin McPherson, Head of Sales	300	Below 25th	1,100	1,400	Above 75th
Nicholas Themelis, CIO	300	Below 25th	1,200	1,500	Above 75th

	Annual Equity Value Granted (1)	Residual Multi-Year Value (2)	TDC 2019	Market Positioning	TDC 2018	TDC Change
	($ in thousands)	($ in thousands)	($ in thousands)		($ in thousands)	2019 vs. 2018
Richard M. McVey, CEO	3,450	3,800	7,750	Above Median	7,100	9%
Christopher R. Concannon, President	2,250	1,000	5,250	Above Median	—	—
Antonio L. DeLise, CFO	550	360	2,085	Above Median	1,900	10%
Kevin McPherson, Head of Sales	600	500	2,500	Above Median	2,250	11%
Nicholas Themelis, CIO	700	600	2,800	Above Median	2,500	12%

(1)	Represents an annual equity award granted on January 15, 2020 for 2019 performance
(2)	See discussion regarding special multi-year awards above

Additional Compensation Information

Common Stock Ownership Guidelines

We believe that equity-based awards are an important factor in aligning the long-term financial interest of our NEOs and our stockholders. As such, we maintain stock ownership guidelines for our NEOs. Generally, under the guidelines, our CEO is required to own not less than a number of shares of Common Stock equal in value to ten times his base salary using a price of $340.67 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ending March 31, 2020.  At his current base salary of $500,000, our CEO’s required ownership level is not less than 14,677 shares.  Additionally, effective April 2016, for the remainder of the time our CEO holds this title and for the twelve months thereafter, he will be required to maintain beneficial ownership of at least 50% of the shares that he received as equity compensation as of the date of the guideline or thereafter. All of his vested and unvested restricted shares, vested and unvested restricted stock units, settled performance shares, and shares deferred under a non-qualified deferred

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COMPENSATION DISCUSSION AND ANALYSIS

compensation arrangement will be counted for the post-termination holding requirement; vested and unvested stock options are excluded from the requirement.

Except for the President, the Company’s other NEOs are required to own not less than three times their base salary as in effect on such date. The President is required to own not less than five times his base salary.  At their current base salaries, the President’s required ownership is not less than 7,338 shares and the CFO’s, Head of Sales’, and CIO’s required ownership is not less than 2,642 shares.  New NEOs will be subject to the same guidelines and will be required to be in compliance within five years of becoming an NEO. Under our ownership guidelines, shares purchased and held beneficially, vested and unvested RSUs and restricted shares and settled performance shares count toward the minimum ownership requirement. Vested and unvested options and unsettled performance shares are not counted toward the ownership requirement. Compliance with the Common Stock ownership guidelines is reviewed by our Board’s Nominating and Corporate Governance Committee every year or more often at the discretion of the Board or Nominating and Corporate Governance Committee. All of our NEOs are currently in compliance with the guidelines.

NEO Stock Ownership Requirements
	Requirement	Current Holdings
Richard M. McVey, CEO	10x	648x
Christopher R. Concannon, President	5x	31x
Antonio L. DeLise, CFO	3x	41x
Kevin McPherson, Sales	3x	90x
Nicholas Themelis, CIO	3x	44x

Incentive Compensation Clawback

The Board is dedicated to maintaining and enhancing a culture focused on integrity and accountability which discourages conduct detrimental to the Company’s sustainable growth. Each of our incentive plans therefore contain a clawback provision that allows the Company to recoup all or part of the year-end incentive compensation paid to NEOs in the event of a misstatement of financial results (whether through mistake or wrongdoing) discovered within 12 months of December 31st of the respective performance year.  The clawback provisions apply to all cash and equity incentive awards for our NEOs.   In addition, the CEO’s and President’s employment agreements provide the Company with the right to recapture all compensation paid, whether in the form of cash, Common Stock or any other form of property, to the extent required by the Dodd-Frank Act and the Remuneration Code published by the U.K. Financial Conduct Authority.

Prohibition of Employee and Director Hedging and Pledging

The Company’s anti-hedging and pledging policy applies to all Company "insiders" including directors, employees (including officers), consultants, representatives or independent contractors or other persons in a special relationship with the Company who know material nonpublic information about the Company, and certain persons related to such insiders. The policy prohibits these individuals from engaging in any hedging transaction with respect to Company securities or transactions of a speculative nature at any time.  Hedging includes the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) and other transactions designed to hedge or offset, or that have the effect of hedging or offsetting, any decrease in the market value of Company securities or limit the ability to profit from an increase in the value of Company securities.  All insiders are prohibited from short-selling Company securities or engaging in transactions involving Company-based derivative securities (which include options, warrants, stock appreciation rights or similar rights whose value is derived from the value of Company securities).  This prohibition includes, but is not limited to, trading in Company-based put and call option contracts, transacting in

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straddles, and similar transactions. These individuals are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

Other Benefits

We provide our NEOs with the same benefits offered to all other employees. The cost of these benefits constitutes a small percentage of each NEO’s total compensation. In the U.S. and the U.K., key benefits include paid vacation, premiums paid for group life insurance and disability policies, employer contributions to the NEO’s retirement account, and the payment of all or some of the NEO’s healthcare premiums in fiscal year 2019. We review these other benefits on an annual basis and make adjustments as warranted based on competitive practices and our performance. Comparable benefits are offered to employees in other geographic locations in which we operate

Severance and Change in Control Arrangements

In hiring and retaining executive level talent, the Compensation Committee believes that providing the executive with a level of security in the event of an involuntary termination of employment or in the event of a change in control is an important and competitive part of the executive’s compensation package. We entered into employment agreements with the CEO and President that provide for severance payments and benefits in the event of the termination of their employment under certain circumstances. In addition, the terms of our annual equity grant award agreements with the CEO and President include accelerated vesting of their equity awards in the event of termination of their employment under certain circumstances or upon a change in control of the Company.

While the CEO’s and President’s employment agreements are designed to protect them in the event of a change in control, they do not provide for “single-trigger” protection, nor does the Company provide any 280G protection or “gross-up” for excise taxes that may be imposed under Code Section 4999. The agreement does provide that if any payments or benefits paid or provided to him would be subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless they would, on a net after-tax basis, receive less compensation than if the payment were not so reduced.

The other NEOs are entitled to severance payments and benefits in the event of termination of their employment under certain circumstances pursuant to the terms of the MarketAxess Severance Pay Plan (as amended effective November 21, 2016).

See below under Executive Compensation — Potential termination or change in control payments and benefits for additional information regarding these arrangements, payments and benefits.

Impact of Tax and Accounting

As a general matter, the Compensation Committee reviews and considers the tax and accounting implications of using the various forms of compensation employed by the Company.

When determining the size of grants to our NEOs and other employees under the Company’s Equity Incentive Plan, the Compensation Committee examines the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options, restricted stock, RSUs, performance shares and other share-based payments result in an accounting charge for the Company. The accounting charge is equal to the fair value of the instruments being issued. For restricted stock, RSUs and performance shares, the cost is equal to the fair value of the Common Stock on the date of grant times the number of shares or units granted. For stock options, the cost is equal to the fair value determined using an option pricing model. This expense is recognized over the requisite service or performance period.

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COMPENSATION DISCUSSION AND ANALYSIS

Code Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) generally prohibited any publicly-held corporation from taking a Federal income tax deduction for compensation paid in excess of $1 million in any taxable year to certain executive officers and certain other individuals. Exceptions to this rule had historically included qualified performance-based compensation. However, this performance-based exception from the deduction limit has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our U.S. named executive officers in excess of $1 million is not deductible unless it qualifies for the limited transition relief applicable to certain arrangements in place as of November 2, 2017.   While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. There can be no assurance that any compensation will in fact be deductible.

66	2020 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the
Board of Directors:
Steven L. Begleiter — Chair
Nancy Altobello
Richard L. Prager
John Steinhardt

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EXECUTIVE COMPENSATION

Summary compensation table

The following table sets forth all compensation received during fiscal years 2017, 2018 and 2019 by our (i) Chief Executive Officer, (ii) President and Chief Operating Officer, (iii) Chief Financial Officer, (iv) Global Head of Sales and (v) Chief Information Officer. These executives are referred to as our “named executive officers” or “NEOs” elsewhere in this Proxy Statement.

2019 Summary Compensation Table
Name and Principal Position	Year	Salary($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(3)(4)	Non- Equity Incentive Plan Compensation ($)(5)	All Other Compen-sation ($)(6)	Total ($)
Richard M. McVey	2019	500,000	—	2,715,708	—	—	7,000	3,222,708
Chief Executive Officer	2018	500,000	1,890,000	7,590,245	6,399,840	—	7,000	16,625,183
	2017	500,000	—	2,266,198	982,681	1,890,000	7,000	5,862,636
Christopher Concannon	2019	473,717	1,500,000	8,986,309	2,875,003		7,000	13,842,029
President and Chief Operating Officer
Antonio L. DeLise	2019	300,000	875,000	386,473	—	—	7,000	1,568,473
Chief Financial Officer	2018	300,000	850,000	337,809	—	—	7,000	1,507,328
	2017	300,000	800,000	232,218	113,080	800,000	7,000	1,471,371
Kevin McPherson	2019	300,000	1,100,000	346,942	—	—	7,000	1,753,942
Global Head of Sales	2018	300,000	1,100,000	347,762	—	—	7,000	1,769,824
	2017	300,000	—	152,009	—	1,175,000	7,000	1,667,737
Nicholas Themelis	2019	300,000	1,200,000	411,128	—	—	7,000	1,918,128
Chief Information Officer	2018	300,000	1,175,000	472,087	—	—	7,000	1,976,325
	2017	300,000	—	354,025	153,525	1,250,000	7,000	2,103,621

(1)	Mr. Concannon’s salary represented a partial year of service for 2019.

(2)    For performance years 2019 and 2018, represents amounts earned under the Annual Cash Incentive Plan.  Prior to the elimination of Section 162(m), the NEOs were paid under separate incentive plans.   As explained in the CD&A and as determined by the Compensation Committee, Mr. McVey received additional equity in lieu of a cash incentive for performance year 2019 which is reflected in the Stock Awards column.

(3)    The amounts represent the aggregate grant date fair value of stock and option awards granted by the Company in 2017, 2018 and 2019, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation and certain assumptions made, see Note 10 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 18, 2020. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual amounts, if any, that will be realized by the named executive officers. The amounts reported for stock awards in 2017, 2018 and 2019 include performance shares.  For 2019, the reported fair value of the performance shares is $1,079,912, $115,071, $103,376 and $125,513 for Messrs. McVey, DeLise, McPherson, and Themelis, respectively.  The fair value of the performance shares is reported based on achievement of 100% of the target performance goals, which represents the probable outcome of the performance goals.  If the Company achieves the maximum performance goals, then the fair value of the performance shares granted in 2019 would be $1,619,867, $172,606, $155,064, and $188,269 for Messrs. McVey, DeLise, McPherson, and Themelis, respectively.

(4)   In November 2018, in connection with an extension of his employment agreement, Mr. McVey was awarded an equity grant that consists of performance shares and performance-based stock options with an aggregate fair value of $11,000,000.  The performance criteria for this award was met, in full, in 2019.  The award remains subject to time-based vesting conditions and will vest in full in November 2023.  In January 2019, Mr. Concannon was awarded a hire-on equity grant that consists of performance shares and performance-based stock options with an aggregate fair value of $5,750,000.  The performance criteria for this award was met, in full, in 2019.  The award remains subject to time-based vesting conditions and will vest in full in January 2024.

(5)    These amounts represent amounts earned prior to 2019 under the Company’s incentive plan that was compliant with Rule 162(m) with respect to Messrs. McVey, McPherson and Themelis.  This plan was discontinued with the passage of the Tax Cuts and Jobs Acts of 2017.

(6)    These amounts represent employer matching contributions to the Company’s 401(k) defined contribution plan of $7,000 to each NEO for each year reported.

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EXECUTIVE COMPENSATION

Grants of plan-based awards

The following table summarizes the grants of performance shares, performance awards, restricted stock units and stock options we made to the named executive officers in 2019, as well as potential payouts pursuant to certain performance-based compensation arrangements. There can be no assurance that the grant date fair value of stock awards will ever be realized.

2019 Grants of Plan-Based Awards Table
				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Approval Date	Grant Date		Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($ / Sh)	Awards ($) (1)
Richard M. McVey	1/14/2019	1/15/2019		—	—	—	7,757	—	—	1,635,796
	1/14/2019	1/15/2019	(2)	2,586	5,171	7,757	—	—	—	1,079,912

Christopher R. Concannon	1/4/2019	1/22/2019	(3)	—	—	—	8,969	—	—	1,437,500
	1/4/2019	1/22/2019	(3)	—	—	—	9,945	—	—	1,437,500
	1/4/2019	1/22/2019	(4)	—	—	—	23,329	—	—	5,092,721
	1/4/2019	1/22/2019	(4)	—	—	—	4,666	—	—	1,018,588
	1/4/2019	1/22/2019	(5)	—	—	—	—	35,679	273	1,437,500
	1/4/2019	1/22/2019	(5)	—	—	—	—	41,189	295	1,437,500

Antonio L. DeLise	1/14/2019	1/15/2019		—	—	—	1,287	—	—	271,403
	1/14/2019	1/15/2019	(2)	276	551	827	—	—	—	115,071

Kevin McPherson	1/14/2019	1/15/2019		—	—	—	1,155	—	—	243,566
	1/14/2019	1/15/2019	(2)	248	495	743	—	—	—	103,376

Nicholas Themelis	1/14/2019	1/15/2019		—	—	—	1,402	—	—	285,615
	1/14/2019	1/15/2019	(2)	301	601	902	—	—	—	125,513

(1)

The value of a restricted stock unit is based on the fair value of such award, computed in accordance with FASB ASC Topic 718. The value of a performance share is based on the fair value of such award assuming 100% of target, computed in accordance with FASB ASC Topic 718.  For further information on how we account for stock-based compensation, see Note 10 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

(2)

Reflects the number of performance shares that would vest based on the level of achievement by the Company of Performance Share Adjusted Operating Income targets for the 2019 calendar year performance period. For each performance share earned, a participant would be awarded an equal number of shares of restricted stock that would vest and cease to be restricted stock in equal 50% installments on each of the second and third anniversaries of the date of grant of the applicable performance share, subject to the participant’s continued service.   For 2019, the pay-out achievement of the performance shares was 138% of target for all NEOs.

(3)

On January 22, 2019, Mr. Concannon received a performance share award.  The fair market value (“FMV”) on the date of grant was the closing price of the Company’s Common Stock of $238.97. To earn the Performance Shares, the Company must achieve an average price per share of common stock at 125% of FMV for the first tranche of 8,969 shares and 135% of FMV for the second tranche of 9,945 shares, calculated over twenty consecutive trading days (rounded to the nearest cent), during the performance period, which runs from January 22, 2019 through January 22, 2024. The performance was achieved in 2019.  The award will vest in January 2024.

(4)    On January 22, 2019, Mr. Concannon received 23,329 restricted stock units that vest in three annual installments on the first three anniversaries of the grant date, subject to Mr. Concannon’s continued employment with the Company through each vesting date, and 4,666 restricted stock units which will vest on the third anniversary of the grant date, subject Mr. Concannon’s continued employment with the Company through such vesting date

(5)

On January 22, 2019, Mr. Concannon received performance-based stock options.  The Stock Options were granted with a strike price of 125% of FMV and 135% of FMV.  As premium priced stock options, these awards provide value to Mr. Concannon only to the extent that the strike price is exceeded by the Company's share price on the date of exercise.  The Stock Options vest and are fully exercisable on January 22, 2024.  The term of both Stock Options expires on July 22, 2024.

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EXECUTIVE COMPENSATION

Outstanding equity awards at fiscal year-end

The following table summarizes unexercised stock options, shares of restricted stock and restricted stock units that had not vested, and related information for each of our named executive officers, as of December 31, 2019. The market value of restricted stock awards and restricted stock units is based on the closing price of the Company’s Common Stock on December 31, 2019 of $379.11.

Outstanding Equity Awards - Year End 2019
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard M. McVey	26,779		21.56	1/19/2021
	77,639		88.25	7/15/2020
	27,020		101.77	1/15/2022
	16,425		156.85	1/15/2023
	5,452		203.72	1/15/2024
		40,076	88.25	7/15/2020
		8,090	156.85	1/15/2023
		10,585	203.72	1/15/2024
		69,113	257.78	5/8/2024
		79,411	278.40	5/8/2024
					(3)	58,329	22,113,107
					(4)	2,589	981,516
					(4)	2,054	778,692
					(5)	5,891	2,233,337
					(5)	2,916	1,105,485
					(6)	37,742	14,308,370
					(8)	7,757	2,940,756
					(9)			7,142	2,707,604
Christopher R. Concannon		35,679	272.88	7/22/2024
		41,189	294.71	7/22/2024
					(10)	27,995	10,613,184
					(11)	18,914	7,170,487
Antonio L. DeLise	1,890		156.85	1/15/2023
		16,120	103.30	1/22/2022
		931	156.85	1/15/2023
					(4)	241	91,366
					(4)	237	89,849
					(5)	582	220,642
					(5)	714	270,685
					(5)	5,200	1,971,372
					(7)	7,382	2,798,590
					(8)	1,287	487,915
					(9)			761	288,503
Kevin McPherson		22,388	103.30	1/22/2022
					(4)	106	40,186
					(4)	209	79,234
					(5)	599	227,087
					(5)	735	278,646
					(5)	7,222	2,737,932
					(7)	10,253	3,887,015
					(8)	1,155	437,872
					(9)			684	259,311
Nicholas Themelis	2,566		156.85	1/15/2023
		26,865	103.30	1/22/2022
		1,264	156.85	1/15/2023
					(4)	405	153,540
					(4)	321	121,694
					(5)	930	352,572
					(5)	921	349,160
					(5)	8,666	3,285,367
					(7)	12,304	4,664,569
					(8)	1,402	531,512
					(9)			830	314,661

(1)

40,076 stock options granted to Mr. McVey vested on January 15, 2020 and 8,090 stock options vested on January 31, 2020. Of the 10,585 stock options granted to Mr. McVey, 50% vested on January 31, 2020 and the remainder will vest on January 31, 2021.  69,113 and 79,411 stock options granted to Mr. McVey will vest in full on November 8, 2023. 5,679 and 41,189 stock options granted to Mr.

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Concannon will vest in full on January 22, 2024. 16,120 stock options for Mr. DeLise, 22,388 options for Mr. McPherson, and 26,865 stock options for Mr. Themelis vested 50% on January 31, 2020, with the remainder vesting on January 31, 2021.  8,090 stock options for Mr. McVey, 931 stock options for Mr. DeLise and 1,264 stock options for Mr. Themelis vested on January 31, 2020.  The stock options will also vest and become exercisable in the event of certain terminations of their employment. See Executive Compensation — Potential termination or change in control payments and benefits for additional information.

(2)

Each share of restricted stock and each restricted stock unit represents one share of the Company’s Common Stock that is subject to forfeiture if the applicable vesting requirements are not met. Generally, vesting is subject to the NEOs continued employment through the vesting date, except that shares of restricted stock and restricted stock units will vest in the event of certain terminations of employment and, in certain circumstances, may vest upon a change in control. See Executive Compensation — Potential termination or change in control payments and benefits for additional information.

(3)	The shares vested on January 15, 2020.
(4)	These restricted shares and restricted stock units fully vested on January 31, 2020.
(5)	50% vested on January 31, 2020 and the remainder will vest on January 31, 2021.
(6)

37,742 shares for Mr. McVey outstanding as of December 31, 2019 represent 100% of the target unearned performance shares awarded on November 8, 2018.  The shares were settled as the applicable performance goals were met.   The shares will vest in full on November 8, 2023.

(7)

7,382 shares for Mr. DeLise, 10,253 shares for Mr. McPherson and 12,304 shares for Mr. Themelis outstanding as of December 31, 2019 represent 106.48% of their target unearned performance shares awarded on January 22, 2016 that settled in January 2019. 50% of the settled shares vested on January 31, 2020 and the remainder will vest on January 31, 2021.

(8)

For Mr. McVey, 2,637 RSUs vested on February 15, 2020 and 50% of the remainder will vest on each of January 31, 2021 and 2022.  For Mr. DeLise, 437 RSUs vested on January 31, 2020 and 50% of the remainder will vest on each of January 31, 2021 and 2022.  For Mr. McPherson, 392 RSUs vested on January 31, 2020 and 50% of the remainder will vest on each of January 31, 2021 and 2022.  For Mr. Themelis, 476 RSUs vested on January 31, 2020 and 50% of the remainder will vest on each of January 31, 2021 and 2022.

(9)

The 7,142 shares for Mr. McVey, 761 shares for Mr. DeLise, 684 shares for Mr. McPherson and 830 shares for Mr. Themelis outstanding as of December 31, 2019 represent 138% of the target performance shares awarded on January 15, 2019 and reflect earned share amounts that settled in January 2020.  The settled share amount will vest in two equal installments each on January 31, 2021 and 2022.

(10)	7,931 shares for Mr. Concannon vested on January 22, 2020. 7,699 shares will vest on January 22, 2021 and 7,699 shares plus an additional award of 4,666 shares will vest on January 22, 2022.
(11)

18,914 shares for Mr. Concannon outstanding as of December 31, 2019 represent 100% of the target unearned performance shares awarded on January 22, 2019.  The shares were settled as the applicable performance goals were met.   The shares will vest in full on January 22, 2024.

Option exercises and stock vested

The following table summarizes each exercise of stock options, each vesting of restricted stock and related information for each of our named executive officers on an aggregated basis during 2019.

2019 Option Exercises and Stock Vesting
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Richard M. McVey	87,248	27,783,840	98,643	19,500,059
Christopher R. Concannon	—	—	—	—
Antonio L. DeLise	—	—	1,060	227,656
Kevin McPherson	—	—	693	148,836
Nicholas Themelis	—	—	2,924	627,987

(1)	Value realized represents the market value on the date of exercise in excess of the exercise price.
(2)	Value realized represents the market value on the date of vesting.

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Nonqualified deferred compensation

All U.S.-based NEOs were eligible to elect to defer the settlement of the RSUs awarded in whole or in part (see Long-term incentives — Annual and Special Equity-based Awards above).  The following table sets forth information with respect to vested RSUs held by Messrs. McVey and DeLise as of December 31, 2019, for which they have elected to defer the delivery of the underlying shares until the earlier of (i) separation of service (within the meaning of Code Section 409A), subject to the six-month delay required under Code Section 409A, (ii) a change of control of the Company and (iii) the calendar year in which the applicable anniversary following vesting occurs:

Deferral Elections
Name	Award / Deferral Date	Amount Deferred (#)	Re-deferral Date	Deferral Period (Years)
Richard M. McVey	1/14/2011	67,961	12/01/2015	10
	1/19/2011	119,565	12/01/2015	10
	1/13/2012	48,616	N/A (1)	5
	1/15/2013	44,882	N/A (1)	7
	1/15/2014	26,067	11/18/2019	separation of service
	1/15/2015	25,084	N/A (1)	5
	1/15/2016	9,033	—	5
	1/15/2017	6,222	—	separation of service
	1/15/2018	4,418	—	3
	1/15/2019	7,757	—	separation of service
	1/15/2020	2,324	—	separation of service
Antonio L. DeLise	1/13/2012	16,260	10/18/2016	10
	1/15/2014	3,028	N/A (2)	5
	1/15/2015	2,763	N/A (2)	4

(1)

Mr. McVey did not elect to re-defer his January 2012 RSU award.   In each of February 2018 and January 2019, he took receipt of 16,205 shares underlying the previously deferred RSUs, and in January 2020, he took receipt of 16,206 underlying shares.  Mr. McVey did not elect to re-defer his January 2013 and January 2015 RSU awards.   He will begin to take receipt of the underlying shares in February 2021.

(2)	Mr. DeLise did not elect to re-defer his January 15, 2014 and 2015 RSU awards. He began to take receipt of the shares underlying the RSUs in February 2020.

In addition, for Mr. DeLise, the table below includes $656,250 of the cash bonus paid to Mr. DeLise for performance for 2019 that he voluntarily deferred under our non-qualified deferred cash plan.

2019 Non-qualified Deferred Compensation Table
Name	Executive Contributions in Last Fiscal Year ($)(1)(2)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(3)(4)	Aggregate Withdrawals / Distributions ($ )	Aggregate Balance at Last Fiscal Year- End ($)(5)
Richard M. McVey	1,446,602	—	52,773,859	3,417,310	129,476,098
Antonio L. DeLise	656,250	—	4,479,719	—	14,621,213
Kevin McPherson	—	—	—	—	—
Nicholas Themelis	—	—	—	—	—

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(1)

For Mr. McVey, reflects the market value of the Common Stock underlying 5,034 RSUs that vested on January 31, 2019 and 1,502 RSUs that vested on February 15, 2019 based on the closing price of our Common Stock on such dates of $214.77 and $229.51, respectively. In addition, it includes the value of amounts accrued and unpaid under dividend equivalent rights in 2016 through 2018 as of such vesting dates.  The dividend equivalents are equal in amount to the ordinary cash dividends paid to the holders of our Common Stock in 2016 through 2018 and will be paid when the applicable RSU vests.

(2)

For Mr. DeLise, his 2019 contribution consist of $656,250 that he elected to defer under the voluntary non-qualified deferred cash plan, which is a portion of the cash bonus of $875,000 reported in the Summary Compensation Table for 2019

(3)

Aggregate Earnings with respect to vested and undelivered RSUs includes changes in the market value of the shares of Common Stock underlying the RSUs based on the difference of the closing price of our Common Stock on December 31, 2019 of $379.11 and the closing price of our Common Stock on the date of vesting, as well as the value of amounts accrued under a dividend equivalent right in 2019 that were unpaid as of December 31, 2019. Additionally, Aggregate Earnings include the difference in value of shares of Common Stock underlying the RSUs deferred by Mr. DeLise in 2012, 2014 and 2015 and by Mr. McVey in 2011, 2013, 2014, 2015, 2016, 2017, and 2018 at Fiscal Year End 2019 versus Fiscal Year End 2018, as well as the value of accrued but unpaid dividend equivalents. These amounts are not included in the Summary Compensation table because plan earnings were not preferential or above market.

(4)	Earnings of $541,863 were added to Mr. DeLise’s Aggregate Earnings for 2019 representing the returns he incurred through the non-qualified deferred cash plan.
(5)

The vested and undelivered RSUs were previously reported in the “Stock Awards” column of the Summary Compensation Table for fiscal years 2016, 2017, and 2018, in accordance with SEC rules. The value of the Aggregate Balance at Last Fiscal Year End for the RSUs was determined by adding all Executive Contributions for Fiscal Year-End 2019 to any Aggregate Earnings for Fiscal Year 2019 and the Aggregate Balance at Last Fiscal Year-End as previously reported for year-end 2018 ($78,672,947 for McVey and $9,485,244 for Mr. DeLise).

Employment agreements and severance arrangements with our named executive officers

Richard M. McVey Employment Agreement

Effective November 8, 2018, Mr. McVey and the Company entered into an amendment to his employment agreement (the “CEO Employment Agreement”) providing for an initial term ending on January 15, 2025 with successive one-year automatic renewals unless either party elects not to extend the term at least 90 days prior to the last day of the term.

The CEO Employment Agreement provides that Mr. McVey will be employed by us as Chief Executive Officer and Chairman of the Board of Directors, and his employment may be terminated by him or by the Company at any time. Mr. McVey’s annual base salary under the CEO Employment Agreement is a minimum of $500,000 per year.

Under the CEO Employment Agreement, Mr. McVey is eligible to receive an annual bonus in accordance with the Company’s annual performance incentive plan as is in effect from time to time and is entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with other senior management of the Company.

The CEO Employment Agreement provides for severance payments and benefits (subject to Mr. McVey’s execution of a waiver and general release) if Mr. McVey’s employment is terminated under various conditions. See below under Executive Compensation — potential termination or change in control payments and benefits for a description of such payments and benefits.

The Company does not provide tax reimbursements to executives in the event of a Change of Control.  The CEO Employment Agreement provides that if any payments or benefits paid or provided to him would be subject to, or result in, the imposition of the excise tax imposed by Section 4999 of the Code, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless he would, on a net after-tax basis, receive less compensation than if the payment were not so reduced.  The CEO Employment Agreement further provides that any award gains and annual incentive awards

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received by Mr. McVey are subject to potential claw-back under policies adopted by the Company to comply with applicable law, rules or other regulatory requirements.

For purposes of the CEO Employment Agreement, “Cause” generally means Mr. McVey’s:

•	willful misconduct or gross negligence in the performance of his duties;
•	conviction of, or plea of guilty or nolo contendere to, a crime relating to us or any of our affiliates, or any felony; or
•	material breach of his employment agreement or any other material written agreement with us.

For purposes of the CEO Employment Agreement, “Good Reason” generally means:

•

Mr. McVey’s no longer holding the title of Chief Executive Officer, or the failure of the Board to nominate him as a director or, once elected to the Board, the failure of the Board to elect him as Chairman;

•

a material diminution in his duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with his then-current position (other than as a result of his ceasing to be a director);

•	our material breach of his employment agreement;
•	a relocation of his principal place of business of more than 50 miles; or
•

our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under his employment agreement.

For purposes of the CEO Employment Agreement, “Change in Control” generally means:

•	an acquisition representing 50% or more of the combined voting power of our then outstanding securities;
•

a change in the majority of the members of our Board during any two-year period, unless such members are approved by two-thirds of the Board members who were members at the beginning of such period or members whose nominations were so approved;

•

our merger or consolidation, other than (a) a transaction resulting in our voting securities outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of such surviving entity immediately after such transaction or (b) a transaction effected to implement a recapitalization (or similar transaction) in which no person acquires more than 50% of the combined voting power of our then outstanding securities; or

•

our stockholders’ approval of a plan of complete liquidation or the consummation of the sale or disposition of all or substantially all of our assets other than (a) the sale or disposition of all or substantially all of our assets to a beneficial owner of 50% or more of the combined voting power of our outstanding voting securities at the time of the sale or (b) pursuant to a spinoff type transaction of such assets to our stockholders.

Christopher Concannon Employment Agreement

On January 7, 2019, the Company entered into an employment letter agreement (the “President Employment Agreement”) with Christopher Concannon, pursuant to which Mr. Concannon became the Company’s President and Chief Operating Officer.

The President Employment Agreement provides that Mr. Concannon will be employed by the Company as the President and Chief Operating Officer for an initial five-year term with successive one-year automatic renewals unless either party elects not to extend the term at least 90 days prior to the last day of the term. Under the

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President Employment Agreement, Mr. Concannon’s minimum annual base salary is $500,000 per year and he is eligible to receive an annual bonus in accordance with the Company’s annual performance incentive plan as in effect from time to time and annual equity grants on terms and conditions determined by the Compensation Committee of the Board in its sole discretion (provided that the annual cash incentive for the 2019 calendar year will be no less than $1.5 million; and provided further, that the annual equity award for the 2019 calendar year, to be awarded in 2020, will be in an amount equal to no less than $1.5 million as of the award date, subject to Mr. Concannon’s continued employment on the grant date). The President Employment Agreement also entitled Mr. Concannon to receive certain equity awards (i) to replace the 2018 year-end equity compensation he forfeited from his prior employer in order to commence employment with the Company, (ii) to replace the unvested deferred compensation he forfeited from his prior employer, and (iii) as a sign-on award with the Company, which were granted in January 2019.

The President Employment Agreement provides that Mr. Concannon’s employment may be terminated by him or by the Company at any time. The President Employment Agreement provides for severance payments and benefits (subject to Mr. Concannon’s execution of a waiver and general release) if Mr. Concannon’s employment is terminated under various conditions. See below under Executive Compensation — potential termination or change in control payments and benefits for a description of such payments and benefits.

For purposes of the President Employment Agreement, the terms “Cause Event”, “Change in Control”, and “Good Reason” generally have the same meaning as defined in the CEO Employment Agreement, except that Good Reason refers to Mr. Concannon no longer holding the title of President.

The President Employment Agreement provides that if any payments or benefits paid or provided to Mr. Concannon would be subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless Mr. Concannon would, on a net after-tax basis, receive less compensation than if the payment were not so reduced. The President Employment Agreement further provides that any award gains and annual incentive awards received by Mr. Concannon will be subject to potential claw-back under policies adopted by the Company to comply with applicable law, rules or other regulatory requirements.

In connection with entering into the President Employment Agreement, Mr. Concannon also executed a Proprietary Information and Non-Competition Agreement and the Company’s standard form of Indemnification Agreement.

Severance Pay Plan

Messrs. DeLise, McPherson and Themelis do not have employment agreements with us but are entitled to severance payments and benefits under the Company’s Severance Pay Plan (the “Severance Plan”) in the event their employment is terminated by us for any reason other than a termination for Cause. Effective November 2016, we amended our Severance Plan to provide certain executives, excluding the CEO but including our CFO, Head of Sales and CIO (“Participating Executives”), with enhanced benefits for a qualifying termination.  The amended provision provides the Participating Executives with 52 weeks of continued base salary and healthcare coverage. In addition, they will receive a severance payment equal to one time the average of the annual full-year cash bonuses received by each respective participant for the three prior years.  In consideration of eligibility, the Participating Executives agreed to provide us with not less than three months’ prior written notice in the event of a voluntary termination.

“Cause” is generally defined in the Severance Plan as (i) an employee’s act or omission resulting or intended to result in personal gain at our expense; (ii) an employee’s misconduct; (iii) performance of duties by an employee

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EXECUTIVE COMPENSATION

in a manner we deem to be materially unsatisfactory; (iv) “cause” (or words of like import) as defined in an agreement between us and the employee; or (v) an employee’s improper disclosure of proprietary or confidential information or trade secrets, or intellectual property that we are under a duty to protect.

The Company does not provide tax reimbursement to executives in the event of a Change of Control.

Proprietary Information and Non-Competition Agreements

Each of our U.S. – based NEOs has entered into, and is subject to the terms of, a Proprietary Information and Non-Competition Agreement with us that contains, among other things, (i) certain provisions prohibiting disclosure of our confidential information without our prior written consent, (ii) certain non-competition provisions that restrict their engaging in certain activities that are competitive with us during their employment and for one year thereafter for the CEO, and President and six months thereafter for the CFO, Head of Sales and CIO, and (iii) certain non-solicitation provisions that restrict their recruiting, soliciting or hiring our non-clerical employees or consultants, or soliciting any person or entity to terminate, cease, reduce or diminish their relationship with us, during their employment and for two years thereafter.

Potential termination or change in control payments and benefits

Messrs. McVey and Concannon are entitled to certain payments and benefits pursuant to their employment agreements and other agreements entered into between us and him upon a termination of his employment in certain circumstances or in the event of a change in control of the Company. Messrs. DeLise, McPherson, and Themelis do not have employment agreements with us but are entitled to severance payments and benefits under the Severance Plan and pursuant to certain equity grants.

The following tables estimate the payments we would be obligated to make to each of our NEOs as a result of his termination or resignation under the circumstances shown or because of a change in control, in each case assuming such event had occurred on December 31, 2019. We have calculated these estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances. The table excludes (i) compensation amounts accrued through December 31, 2019 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) vested account balances under our 401(k) Plan that are generally available to all of our salaried employees. Where applicable, the information in the table uses a price per share for our Common Stock of $379.11, the closing price on December 31, 2019. In addition, where applicable, the amounts listed for bonuses reflect the average of the actual amounts paid to the NEOs in the year following each of the performance years 2016 through 2018, since the hypothetical termination or Change in Control date is the last day of the fiscal year.

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Payments and Benefits for Richard M. McVey, CEO
	Base Salary (1) ($)	Cash Bonus (2) ($)	Health Benefits (3) ($)	Restricted Stock Acceleration (4) ($)	Performance Share Acceleration (5) ($)	Restricted Stock Unit Acceleration (6) ($)	Stock Option Acceleration (7) ($)	Total ($)
Termination Without Cause or for Good Reason Outside a Change in Control Protection Period (“CCPP")	1,000,000	3,920,000	33,746	19,818,165	—	—	14,933,126	39,705,037
Termination i) Without Cause, ii) for Good Reason, and iii) for RSUs only due to Death or by the Company due to Disability, during a CCPP, but prior to a Change in Control	1,000,000	3,920,000	33,746	38,028,903	2,707,604	—	18,587,713	64,277,966
Termination i) Without Cause, ii) for Good Reason, and iii) for RSUs only due to Death or by the Company due to Disability, upon or within 24 months following a Change in Control	1,000,000	3,920,000	33,746	39,636,330	2,707,604	1,884,177	18,587,713	67,769,570
Award is not continued, assumed or has no new rights substituted upon a Change in Control (no termination)	—	—	—	39,636,330	2,707,604	1,884,177	—	44,228,111
Termination for Cause or Without Good Reason	—	—	—	—	—	—	—	—
Death, or by the Company due to Disability, outside of CCPP	500,000	1,960,000	22,497	39,636,330	2,707,604	2,412,466	15,847,027	63,085,924

(1)

The CEO Employment Agreement provides that Mr. McVey will receive continued payment of his base salary for 24 months following termination if (i) his employment is terminated outside of a Change in Control Protection Period (as defined below) for any reason other than his death, his voluntary resignation without Good Reason (including due to his providing a notice of non-extension of the term of the agreement at least 90 days prior to the end of the term (a “Non-Extension Notice”)), due to our providing a Non-Extension Notice, or by us as a result of his having a disability or for Cause (an “Enhanced Non-Change in Control Termination”), or (ii) he resigns for Good Reason or his employment is terminated for any reason other than his resignation without Good Reason (including due to his providing a Non-Extension Notice), or by us for Cause, in any case, within three months prior to a “change in control event” within the meaning of Section 409A of the Code, or within 18 months after a Change in Control as defined in the agreement (such period a “Change in Control Protection Period” or “CCPP” and any such termination a “Change in Control Termination”).

The CEO Employment Agreement provides that Mr. McVey will receive continued payment of his base salary for 12 months following termination if his employment is terminated outside of a Change in Control Protection Period due to his death, due to our providing a Non-Extension Notice, or by us as a result of his having a disability (a “Standard Non-Change in Control Termination”).

(2)

The CEO Employment Agreement provides that Mr. McVey will receive an amount equal to two times his average annual cash bonus for the three years prior to termination (payable in 24 equal monthly installments) in the event of an Enhanced Non-Change in Control Termination or a Change in Control Termination.

The CEO Employment Agreement provides that Mr. McVey will receive an amount equal to his average annual cash bonus for the three years prior to termination (payable in 12 equal monthly installments) in the event of a Standard Non-Change in Control Termination.

(3)

The CEO Employment Agreement provides that we will pay the cost of continuation health coverage for up to 18 months (the maximum currently allowed under COBRA) following an Enhanced Non-Change in Control Termination or a Change in Control Termination. and 12 months following a Standard Non-Change in Control Termination.  In both cases, the payments may be made through COBRA.

(4)	Pursuant to the annual Performance Share Agreements between us and Mr. McVey dated January 15, 2017 and January 2018 and the special award dated January 15, 2015:
•	all unvested shares of restricted stock granted to Mr. McVey upon settlement of his performance shares (the “McVey Settlement Shares”) will fully vest upon his death or disability
•	in the event of a termination of employment without Cause or for Good Reason, 50% of the unvested McVey Settlement Shares will fully vest; and
•

in the event of a Change in Control within three months following Mr. McVey’s resignation for Good Reason, a termination without Cause within 24 months following a Change in Control, or if prior to a Change in Control it is determined that the McVey Settlement Shares will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans, all unvested McVey Settlement Shares will fully.

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(5)	Pursuant to the CEO Annual Award between us and Mr. McVey dated January 15, 2019:
•

in the event of termination of employment due to death or disability prior to the settlement dates (which occurred in the first fiscal quarter of 2020) (the “Settlement Dates”), under the CEO Annual Award, he would have been entitled to receive 50% of the shares of restricted stock that he would have received had he been employed on the Settlement Date, based on the actual achievement of the performance goal, which shares would have been fully vested on the Settlement; and

•

the Compensation Committee has discretion to determine the treatment of the performance shares upon a Change in Control occurring prior to the Settlement Date based on the likely level of achievement of the performance goal on the Settlement Date. For the purposes of the table above, we have assumed that the Compensation Committee would have granted Mr. McVey the number of shares of restricted stock that would have become fully vested upon a Change in Control based on actual performance.

Pursuant to the Performance Share Agreement between us and Mr. McVey dated November 8, 2018 that settled in 2019:

•

all unvested shares granted to Mr. McVey upon settlement of his performance shares will fully vest upon his death or disability if such event occurs within 12 months prior to achieving the target performance level;

•

in the event of a termination of employment without Cause or for Good Reason other than during a Change in Control period, 50% of the unvested Settlement Shares will vest if such an event occurs within 12 months prior to achieving the target performance level; and

•

in the event of a termination of employment without Cause or for Good Reason during a Change in Control period or if the shares are not continued, assumed or new rights are not given, all unvested Settlement Shares will fully vest.

(6)

If, prior to a Change in Control, the Compensation Committee determines that the restricted stock units granted to Mr. McVey under the Restricted Stock Unit Agreements between us and him dated January 15, 2017 and January 15, 2018 will not be continued, assumed or have new rights substituted therefore, all unvested restricted stock units will fully vest upon the Change in Control. If such awards do not vest upon a Change in Control, then in the event of a termination of employment without Cause upon or within 24 months of a Change in Control, 100% of the restricted stock units granted to Mr. McVey will vest. 50% of the unvested shares of restricted stock units will vest upon his death or disability.

(7)	Pursuant to the Stock Option Agreements between us and Mr. McVey dated January 15, 2017 and 2018:
•	in the event of termination of employment due to death or disability, 50% of the unvested portion of the option will become fully vested and exercisable;
•	in the event of termination of employment other than voluntary termination or termination for cause, the unvested portions of the options will become fully vested and exercisable.

Pursuant to the Stock Option Agreements between us and Mr. McVey dated November 8, 2018;

•	29,705 options will become fully vested and exercisable in the event of a termination without cause or for good reason;
•	in the event of death or disability, 50% of the unvested portion of the option will become fully vested and exercisable.

Payments and Benefits for Christopher R. Concannon, President & COO
	Base Salary (1) ($)	Cash Bonus (2) ($)	Health Benefits (3) ($)	Restricted Stock Acceleration (4) ($)	Performance Share Acceleration (5) ($)	Restricted Stock Unit Acceleration (6) ($)	Stock Option Acceleration (7) ($)	Total ($)
Termination Without Cause or for Good Reason Outside a Change in Control Protection Period (“CCPP")	1,000,000	4,500,000	33,746	3,585,243	—	10,613,184	7,266,532	26,998,705
Termination i) Without Cause, ii) for Good Reason, and iii) for RSUs only due to Death or by the Company due to Disability, upon or within 24 months following a Change in Control	1,000,000	4,500,000	33,746	7,170,487	—	10,613,184	7,266,532	30,583,949
Award is not continued, assumed or has no new rights substituted upon a Change in Control (no termination)	—	—	—	7,170,487	—	10,613,184	—	17,783,671
Termination for Cause or Without Good Reason	—	—	—	—	—	—	—	—
Death, or by the Company due to Disability, outside of CCPP	500,000	3,000,000	22,497	7,170,487	—	10,613,184	3,633,266	24,939,434

(1)

The President Employment Agreement provides that Mr. Concannon will receive continued payment of his base salary for 24 months following termination if (i) his employment is terminated outside of a Change in Control Protection Period (as defined below) for any reason other than his death, his voluntary resignation without Good Reason (including due to his providing a notice of non-extension of

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EXECUTIVE COMPENSATION

the term of the agreement at least 90 days prior to the end of the term (a “Non-Extension Notice”)), due to our providing a Non-Extension Notice, or by us as a result of his having a disability or for Cause (an “Enhanced Non-Change in Control Termination”), or (ii) he resigns for Good Reason or his employment is terminated for any reason other than his resignation without Good Reason (including due to his providing a Non-Extension Notice), or by us for Cause, in any case, within three months prior to a “change in control event” within the meaning of Section 409A of the Code, or within 18 months after a Change in Control as defined in the agreement (such period a “Change in Control Protection Period” or “CCPP” and any such termination a “Change in Control Termination”).

The President Employment Agreement provides that Mr. Concannon will receive continued payment of his base salary for 12 months following termination if his employment is terminated outside of a Change in Control Protection Period due to his death, due to our providing a Non-Extension Notice, or by us as a result of his having a disability (a “Standard Non-Change in Control Termination”).

(2)

The President Employment Agreement provides that Mr. Concannon will receive an amount equal to two times his average annual cash bonus for the three years prior to termination (payable in 24 equal monthly installments) in the event of an Enhanced Non-Change in Control Termination or a Change in Control Termination.   In the event he has earned less than three years of annual cash bonuses, either a target cash bonus incentive will be used or the average of the bonuses already paid.

The President Employment Agreement provides that Mr. Concannon will receive an amount equal to his average annual cash bonus for the three years prior to termination (payable in 12 equal monthly installments) in the event of a Standard Non-Change in Control Termination.

(3)

The President Employment Agreement provides that we will pay the cost of continuation health coverage for up to 18 months (the maximum currently allowed under COBRA) following an Enhanced Non-Change in Control Termination or a Change in Control Termination. and 12 months following a Standard Non-Change in Control Termination.  In both cases, the payments may be made through COBRA.

(4)	Pursuant to the annual Performance Share Agreement between us and Mr. Concannon dated January 22, 2019:
•	all unvested shares of restricted stock granted to Mr. Concannon upon settlement of his performance shares (the “Concannon Settlement Shares”) will fully vest upon his death or disability
•	in the event of a termination of employment without Cause or for Good Reason, 50% of the unvested Concannon Settlement Shares will fully vest; and
•

in the event of a Change in Control within three months following Mr. Concannon’s resignation for Good Reason, a termination without Cause within 24 months following a Change in Control, or if prior to a Change in Control it is determined that the Concannon Settlement Shares will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans, all unvested Concannon Settlement Shares will fully.

(5)	All performance shares granted to Mr. Concannon settled prior to December 31, 2019.
(6)

If, prior to a Change in Control, the Compensation Committee determines that the restricted stock units granted to Mr. Concannon under the Restricted Stock Unit Agreements between us and him dated January 22, 2019 will not be continued, assumed or have new rights substituted therefore, all unvested restricted stock units will fully vest upon the Change in Control. If such awards do not vest upon a Change in Control, then in the event of a termination of employment without Cause upon or within 24 months of a Change in Control, 100% of the restricted stock units granted to Mr. Concannon will vest. 50% of the unvested shares of restricted stock units will vest upon his death or disability.

(7)

Pursuant the Stock Option Agreements between us and Mr. Concannon dated January 22, 2019, all options will become fully vested and exercisable in the event of a termination without cause or for good reason, and in the event of death or disability, 50% of the unvested portion of the option will become fully vested and exercisable.

Payments and Benefits for Antonio L. DeLise, CFO
	Base Salary (1) ($)	Cash Bonus (2) ($)	Health Benefits (3) ($)	Restricted Stock Acceleration (4) ($)	Performance Share Acceleration (5)(6) ($)	Restricted Stock Unit Acceleration (7) ($)	Stock Option Acceleration (8) ($)	Total ($)
Termination Without Cause	300,000	850,000	22,497	1,399,295	—	492,843	4,446,057	7,510,692
Termination Without Cause within 24 months following a Change in Control	300,000	850,000	22,497	3,110,598	288,503	1,834,134	4,652,981	11,058,713
Award is not continued, assumed or has no new rights substituted upon a Change in Control	—	—	—	3,110,598	288,503	1,834,134	4,652,981	9,886,216
Termination for Cause or Without Good Reason	—	—	—	—	—	—	—	—
Death/Disability	150,000	425,000	11,249	2,954,594	144,251	1,409,910	2,326,491	7,421,495

(1)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. DeLise is entitled to 52 weeks of continued base salary upon a termination of his employment without Cause and 26 weeks of continued base salary in the event of death or disability.

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EXECUTIVE COMPENSATION

(2)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. DeLise is entitled to an amount equal to one times his average annual cash bonus for the three years prior to termination (payable as soon as practical) in the event of a termination of his employment Without Cause and 0.5 times his average annual cash bonus for the three years prior to termination in the event of death or disability.

(3)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. DeLise is entitled to 52 weeks of continued healthcare coverage upon a termination of his employment without Cause.

(4)	Pursuant to the Performance Share Agreements between us and Mr. DeLise dated January 15, 2017 and January 15, 2018:
•	50% of the unvested shares of restricted stock granted to Mr. DeLise upon settlement of his performance shares (the “DeLise Settlement Shares”) will fully vest upon his death or disability; and
•

in the event of a termination without Cause within 24 months following a Change in Control, or if prior to a Change in Control it is determined that the DeLise Settlement Shares will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans, all unvested DeLise Settlement Shares will fully vest. The table above assumes that the DeLise Settlement Shares would have become fully vested upon a Change in Control.

(5)

Pursuant to the Performance Award Agreement between us and Mr. DeLise dated January 15, 2019, in the event of termination of employment due to death or disability prior to the settlement date (which occurred in the first fiscal quarter of 2020) (the “Settlement Date”), then, on the Settlement Date, he would have been entitled to receive 50% of the shares of restricted stock that he would have actually received had he been employed on the Settlement Date. In addition, in the event of a Change in Control occurring prior to the Settlement Date, the Compensation Committee had discretion to determine the treatment of the performance shares based on the likely level of achievement of the performance goal on the Settlement Date. For the purposes of the table above, we have assumed that the Compensation Committee would have granted Mr. DeLise the actual number of shares of restricted stock that would have become fully vested upon a Change in Control based on actual performance.

(6)

If prior to a Change in Control, the Compensation Committee determines that the performance shares granted to Mr. DeLise under the Performance Award Agreement dated January 22, 2016 will not be continued, assumed or have new rights substituted therefore, all unvested shares will fully vest upon the Change in Control. If such awards do not vest upon a Change in Control, then in the event of a termination of employment without Cause upon or within 24 months of a Change in Control, all unvested shares will fully vest.  In the event of a termination without cause, 50% of the award will vest.  In the event of termination of employment due to death or disability, all unvested shares will vest.  For purposes of the table above, we have assumed that the Compensation Committee granted Mr. DeLise the settled amount of shares of restricted stock.

(7)

If prior to a Change in Control, the Compensation Committee determines that the restricted stock units granted to Mr. DeLise under the Restricted Stock Unit Agreements between us and him dated each of January 15, 2017, 2018, and 2019 will not be continued, assumed or have new rights substituted therefore or in the event of a termination of employment without Cause upon or within 24 months of a Change of Control, all unvested restricted stock units will fully vest upon the Change in Control as will 50% of his January 22, 2016 grant. Twenty-five percent of the unvested restricted stock units from the January 22, 2016 grant will vest in the event of a termination without cause.  Fifty percent of the unvested shares of restricted stock units will vest upon his death or disability.

(8)

All unvested stock options pursuant to the Stock Option Agreement between Mr. DeLise and us dated January 22, 2016 will vest in the event of a termination without Cause or if the shares will not be continued, assumed or have new rights substituted in the event of a Change in Control.  Fifty percent of the unvested stock options will vest upon his death or disability as will 50% percent of the unvested stock options from his agreement dated January 15, 2017.

Payments and Benefits for Kevin McPherson, Sales
	Base Salary (1) ($)	Cash Bonus (2) ($)	Health Benefits (3) ($)	Restricted Stock Acceleration (4) ($)	Performance Share Acceleration (5)(6) ($)	Restricted Stock Unit Acceleration (7) ($)	Stock Option Acceleration (8) ($)	Total ($)
Termination Without Cause	300,000	1,191,667	22,497	1,943,507	—	684,483	6,174,834	10,316,988
Termination Without Cause within 24 months following a Change in Control	300,000	1,191,667	22,497	4,154,287	259,311	2,164,718	6,174,834	14,267,314
Award is not continued, assumed or has no new rights substituted upon a Change in Control	—	—	—	4,154,287	259,311	2,164,718	6,174,834	12,753,150
Termination for Cause or Without Good Reason	—	—	—	—	—	—	—	—
Death/Disability	150,000	595,833	11,249	4,020,651	129,656	1,766,842	3,087,417	9,761,648

(1)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. McPherson is entitled to 52 weeks of continued base salary upon a termination of his employment without Cause and 26 weeks of continued base salary in the event of death or disability.

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(2)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. McPherson is entitled to an amount equal to one times his average annual cash bonus for the three years prior to termination (payable as soon as practical) in the event of a termination of his employment without Cause and 0.5 times his average annual cash bonus for the three years prior to termination in the event of death or disability.

(3)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. McPherson is entitled to 52 weeks of continued healthcare coverage upon a termination of his employment without Cause.

(4)	Pursuant to the Performance Share Agreement between us and Mr. McPherson dated January 15, 2017 and January 15, 2018:
•	50% of the unvested shares of restricted stock granted to Mr. McPherson upon settlement of his performance shares (the “McPherson Settlement Shares”) will fully vest upon his death or disability; and
•

in the event of a termination without Cause within 24 months following a Change in Control, or if prior to a Change in Control it is determined that the McPherson Settlement Shares will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans, all unvested McPherson Settlement Shares will fully vest. The table above assumes that the McPherson Settlement Shares would have become fully vested upon a Change in Control.

(5)

Pursuant to the Performance Award Agreement between us and Mr. McPherson dated January 15, 2019, in the event of termination of employment due to death or disability prior to the settlement date (which occurred in the first fiscal quarter of 2020) (the “Settlement Date”), then, on the Settlement Date, he would have been entitled to receive 50% of the shares of restricted stock that he would have actually received had he been employed on the Settlement Date.  In addition, in the event of a Change in Control occurring prior to the Settlement Date, the Compensation Committee had discretion to determine the treatment of the performance shares based on the likely level of achievement of the performance goal on the Settlement Date. For the purposes of the table above, we have assumed that the Compensation Committee would have granted Mr. McPherson the actual number of shares of restricted stock that would have become fully vested upon a Change in Control based on actual performance.

(6)

If prior to a Change in Control, the Compensation Committee determines that the performance shares granted to Mr. McPherson under the Performance Award Agreement dated January 22, 2016 will not be continued, assumed or have new rights substituted therefore, all unvested shares will fully vest upon the Change in Control. If such awards do not vest upon a Change in Control, then in the event of a termination of employment without Cause upon or within 24 months of a Change in Control, all unvested shares will fully vest.  In the event of a termination without cause, 50% of the award will vest.  In the event of termination of employment due to death or disability, all unvested shares will vest.  For purposes of the table above, we have assumed that the Compensation Committee granted Mr. McPherson the settled amount of shares of restricted stock.

(7)

If prior to a Change in Control, the Compensation Committee determines that the restricted stock units granted to Mr. McPherson under the Restricted Stock Unit Agreements between us and him dated each of January 15 2017, 2018, and 2019 will not be continued, assumed or have new rights substituted therefore or in the event of a termination of employment without Cause upon or within 24 months of a Change of Control, all unvested restricted stock units will fully vest upon the Change in Control as will 50% of his January 22, 2016 grant. Twenty-five percent of the unvested restricted stock units from the January 22, 2016 grant will vest in the event of a termination without cause.  Fifty percent of the unvested shares of restricted stock units will vest upon his death or disability.

(8)

All unvested stock options pursuant to the Stock Option Agreement between Mr. McPherson and us dated January 22, 2016 will vest in the event of a termination without Cause or if the shares will not be continued, assumed or have new rights substituted in the event of a Change in Control.  Fifty percent of the unvested stock options will vest upon his death or disability.

Payments and Benefits for Nicholas Themelis, CIO
	Base Salary (1) ($)	Cash Bonus (2) ($)	Health Benefits (3) ($)	Restricted Stock Acceleration (4) ($)	Performance Share Acceleration (5)(6) ($)	Restricted Stock Unit Acceleration (7) ($)	Stock Option Acceleration (8) ($)	Total ($)
Termination Without Cause	300,000	1,275,000	22,497	2,332,285	—	821,342	7,409,636	12,160,760
Termination Without Cause within 24 months following a Change in Control	300,000	1,275,000	22,497	5,170,681	314,661	2,645,050	7,690,572	17,418,461
Award is not continued, assumed or has no new rights substituted upon a Change in Control	—	—	—	5,170,681	314,661	2,645,050	7,690,572	15,820,964
Termination for Cause or Without Good Reason	—	—	—	—	—	—	—	—
Death/Disability	150,000	637,500	11,249	4,917,625	157,331	2,143,867	3,845,286	11,862,858

(1)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. Themelis is entitled to 52 weeks of continued base salary upon a termination of his employment without Cause and 26 weeks of continued base salary in the event of death or disability.

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EXECUTIVE COMPENSATION

(2)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. Themelis is entitled to an amount equal to one times his average annual cash bonus for the three years prior to termination (payable as soon as practical) in the event of a termination of his employment without Cause and 0.5 times his average annual cash bonus for the three years prior to termination in the event of death or disability.

(3)

In accordance with the Severance Plan and subject to his execution of a separation agreement and release, as a Participating Executive, Mr. Themelis is entitled to 52 weeks of continued healthcare coverage upon a termination of his employment without Cause.

(4)	Pursuant to the Performance Share Agreements between us and Mr. Themelis dated January 15, 2017 and January 15, 2018:
•	50% of the unvested shares of restricted stock granted to Mr. Themelis upon settlement of his performance shares (the “Themelis Settlement Shares”) will fully vest upon his death or disability; and
•

in the event of a termination without Cause within 24 months following a Change in Control, or if prior to a Change in Control it is determined that the Themelis Settlement Shares will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans, all unvested Themelis Settlement Shares will fully vest. The table above assumes that the Themelis Settlement Shares would have become fully vested upon a Change in Control.

(5)

Pursuant to the Performance Award Agreement between us and Mr. Themelis dated January 15, 2019, in the event of termination of employment due to death or disability prior to the settlement date (which occurred in the first fiscal quarter of 2020) (the “Settlement Date”), then, on the Settlement Date, he would have been entitled to receive 50% of the shares of restricted stock that he would have actually received had he been employed on the Settlement Date. In addition, in the event of a Change in Control occurring prior to the Settlement Date, the Compensation Committee had discretion to determine the treatment of the performance shares based on the likely level of achievement of the performance goal on the Settlement Date. For the purposes of the table above, we have assumed that the Compensation Committee would have granted Mr. Themelis the actual number of shares of restricted stock that would have become fully vested upon a Change in Control based on actual performance.

(6)

If prior to a Change in Control, the Compensation Committee determines that the performance shares granted to Mr. Themelis under the Performance Award Agreement dated January 22, 2016 will not be continued, assumed or have new rights substituted therefore, all unvested shares will fully vest upon the Change in Control. If such awards do not vest upon a Change in Control, then in the event of a termination of employment without Cause upon or within 24 months of a Change in Control, all unvested shares will fully vest.  In the event of a termination without cause, 50% of the award will vest.  In the event of termination of employment due to death or disability, all unvested shares will vest.  For purposes of the table above, we have assumed that the Compensation Committee granted Mr. Themelis the settled amount of shares of restricted stock.

(7)

If prior to a Change in Control, the Compensation Committee determines that the restricted stock units granted to Mr. Themelis under the Restricted Stock Unit Agreements between us and him dated each of January 15, 2017, 2018, and 2019 will not be continued, assumed or have new rights substituted therefore or in the event of a termination of employment without Cause upon or within 24 months of a Change of Control, all unvested restricted stock units will fully vest upon the Change in Control as will 50% of his January 22, 2016 grant. Twenty-five percent of the unvested restricted stock units from the January 22, 2016 grant will vest in the event of a termination without cause.  Fifty percent of the unvested shares of restricted stock units will vest upon his death or disability.

(8)

All unvested stock options pursuant to the Stock Option Agreement between Mr. Themelis and us dated January 22, 2016 will vest in the event of a termination without Cause or if the shares will not be continued, assumed or have new rights substituted in the event of a Change in Control.  Fifty percent of the unvested stock options will vest upon his death or disability as will 50% of the unvested stock options from his agreement dated January 15, 2017.

Compensation Committee interlocks and insider participation

The Compensation Committee is composed of three independent directors. No member of the Compensation Committee is, or was during 2019, a current or former officer or employee of the Company or any of its subsidiaries. Additionally, during 2019, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

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PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Act), the Company is providing its stockholders the opportunity to cast an advisory vote to approve the compensation of its named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation. We will include an advisory vote on executive compensation on an annual basis at least until the next shareholder advisory vote on the frequency of such votes.

As described in detail in the Compensation Discussion and Analysis above, the Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. The primary objectives of the program are to:

•	align and reward Company and individual performance and decision-making with long-term stockholder value creation;
•	attract, reward and retain high caliber executives;
•	motivate high performance from our NEOs by offering greater incentives for superior performance and reduced awards for underperformance;
•	discourage imprudent risk taking by avoiding undue emphasis on any one metric or short-term goal; and
•	be transparent and fair to both our NEOs and our stockholders.

The Company seeks to accomplish these goals in a manner that is aligned with the long-term interests of the Company’s stockholders. The Company believes that its named executive officer compensation program achieves this goal with its emphasis on long-term equity awards and performance-based compensation, in addition to short-term (annual) incentive awards, which has enabled the Company to successfully motivate and reward its named executive officers. The Company believes that its ability to retain its current high-performing team of seasoned executive officers is critical to its continuing financial success and that its focus on the long-term interests of its named executive officers aligns with the interests of its stockholders.

We urge stockholders to read the letter from the Compensation Committee found on page 29 which describes in the Compensation Committee’s responsiveness to our shareholders’ concerns about our executive compensation program.  For more information about our executive compensation program, its continued evolution, and the ongoing link between pay and performance, please read the Compensation Discussion and Analysis this Proxy Statement.  For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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CEO PAY RATIO

The Company’s compensation and benefits philosophy and the overall structure of our compensation and benefits programs are broadly consistent across the global organization, notwithstanding regional nuances.  Our goal is to ensure that the compensation and benefits program of each employee reflects his or her specific role, responsibilities and contributions and is competitive for the employee’s location based on the market data provided by our compensation consultants.

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, our Company is required to calculate and disclose the total compensation paid to its median employee, as well as the ratio of the total compensation paid to such median employee as compared to the total compensation paid to the Company’s CEO.  The Company believes that the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Measurement Date

We identified the median employee using our employee population on October 1, 2019. This employee population does not include approximately 12 employees of Liquidity Edge LLC, which we acquired on November 1, 2019.

Consistently Applied Compensation Measure (CACM)

Under the relevant rules, we were required to identify our median employee by use of a consistently applied compensation measure (“CACM”).  We chose a CACM that closely approximates the annual total direct compensation of our employees and corresponds to how we disclose our CEO’s compensation in the Summary Compensation Table (“Calculation”).   In our Calculation, we included:

•	Base salary, annualized for any partial year employees;
•	Cash bonus paid in 2020 for 2019 results;
•	Other payments including, but not limited to, severance payments, overtime and allowances;
•	Value of equity awards granted in 2019, computed in accordance with FASB ASC Topic 718;
•	Value of dividends and dividend equivalents accrued on unvested equity in 2019; and
•	Company’s contribution to a pension or retirement plan, including, but not limited to, a 401(k) defined contribution plan in the U.S.

We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis.

De Minimus Exception

We did not include employees from the following countries as they represented, in aggregate, less than 5% of our employee population:

•	Brazil – 4 employees
•	France – 1 employee
•	Hong Kong – 7 employees
•	Singapore – 6 employees
•	The Netherlands – 4 employees

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CEO PAY RATIO

Methodology and Pay Ratio Outcome

Using the above CACM and excluding the employees in the countries referenced above, we identified the median employee.  Our median employee compensation was $140,455 according to the Calculation.  Based on the Calculation, the CEO’s compensation in 2019 was $3,844,232 and the median employee pay ratio was 27:1.

This pay ratio information is being provided solely for compliance purposes.  Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

2020 Proxy Statement	85

PROPOSAL 4 - APPROVAL OF THE ADOPTION OF THE MARKETAXESS HOLDINGS INC. 2020 EQUITY INCENTIVE PLAN

Under this Proposal No. 4, the Board is recommending that our stockholders approve the MarketAxess Holdings Inc. 2020 Equity Incentive Plan (“2020 Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on April 21, 2020. The 2020 Plan is intended to replace our stockholder-approved 2012 Incentive Plan, as amended (the “2012 Plan”), and to implement, among other things, an increase of 2,500,000 new shares available for awards under the 2020 Plan.

If the 2020 Plan is approved by our stockholders, it will become effective as of the date of the Annual Meeting and no additional awards will be granted under the 2012 Plan. In the event that our stockholders do not approve this proposal, the 2020 Plan will not become effective, the 2012 Plan will continue to be effective in accordance with its terms and the Company will continue to grant awards under the 2012 Plan until there are no longer any shares available for grant.  No awards have been or will be made under the 2020 Plan prior to its approval by stockholders at the Annual Meeting.

As described in the Compensation Discussion and Analysis above, the Compensation Committee of the Board of Directors has long maintained a strong pay- for-performance philosophy designed to, among other things: align and reward Company and individual performance and decision-making with long-term stockholder value creation; attract, reward and retain high caliber executives; and motivate high performance from our NEOs by offering greater incentives for superior performance and reduced awards for underperformance. The Compensation Committee believes that there is a strong link between our business strategy, the performance metrics in our annual and long-term incentive programs and the business results that drive stockholder value.  To achieve our objectives, the Compensation Committee seeks to ensure that compensation is competitive and that a significant portion of pay is performance-based, with the majority of total pay being tied to performance and the only fixed compensation paid being base salary.  If the 2020 Plan is approved, the Company will be able to continue to  provide equity awards as part of its compensation program, which is necessary to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company and to ensure that compensation is competitive and has a direct link with performance.  Moreover, awarding equity compensation aligns the interests of our NEOs with the interests of our stockholders and creates incentives to achieve annual corporate targets and longer term company objectives.  The details and design elements of the 2020 Plan are set forth in “Summary of the 2020 Plan” below.

Providing equity and equity-based awards aligns employee compensation interests with the investment interests of our stockholders, and reduces cash compensation expense, permitting cash to be reinvested in our business or returned to our stockholders.  Approval of the 2020 Plan will allow MarketAxess to continue to provide equity and equity-based awards to recruit and compensate its officers and other key employees beyond the time at which the shares reserved under the 2012 Plan would be depleted.

We are requesting approval of 2,500,000 shares for awards under the 2020 Plan.  The new share request is incremental to the shares that remain available for grant under the 2012 Plan as of June 10, 2020 (being the effective date of the 2020 Plan) which will become available for grants of awards under the 2020 Plan.  We refer to the aggregate number of shares available for awards under the 2020 Plan as the “share reserve.”  The share reserve will be reduced by one share for each share subject to an award under the 2020 Plan.  In determining the number of shares to request under the 2020 Plan, we evaluated our share availability under the 2012 Plan, recent share usage, our historical annual equity award grant rate, our historical forfeiture rate and our estimates

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PROPOSAL 4 APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN

of the number of shares needed to attract new executive hires. We expect that the share reserve will allow us to continue to appropriately grant equity awards at reasonable and desirable levels for the term of the 2020 Plan; however, other than the annual grants to our non-employee directors, the amount of future awards is not currently known and will depend on various factors that cannot be predicted, including, but not limited to, the price of our shares on future grant dates, the volatility of the stock and the types of awards that will be granted.

Best market practices

The 2020 Plan has been designed consistent with the qualitative standards of proxy advisory firms and equity plan best practices.  As a result, the 2020 Plan:

•	provides that no award may vest earlier than the first anniversary of the date on which the award is granted, subject to certain exceptions as described below;
•	does not provide for automatic acceleration of vesting of equity awards upon a change in control of the Company, also known as a “single-trigger acceleration;”
•

provides that all stock options and stock appreciation rights have an exercise price equal to at least the fair market value of our common shares on the date the stock option or stock appreciation right is granted, except in certain situations in which we are assuming options or stock appreciation rights granted by another company that we are acquiring;

•	does not permit the repricing of awards granted under the 2020 Plan, or the cancellation of “underwater” stock options in exchange for cash or other awards, unless approved by stockholders;
•

provides that (i) no dividends or dividend equivalent rights will be paid or provided with respect to awards other than restricted stock and stock awards, and (ii) dividend equivalents accrued with respect to awards of restricted stock, restricted stock units and share awards, if any, may not be paid before the date such awards have vested;

•	provides for meaningful limits on annual awards to non-employee directors;
•

provides that shares of Common Stock that are withheld from an award of stock options or stock appreciation rights in payment of the exercise, base or purchase price or taxes, or are not issued or delivered as a result of the net settlement of a stock option or share-settled stock appreciation right, or are repurchased by the Company on the open market with the proceeds of a stock option, will not be returned to the 2020 Plan nor be available for future awards under the 2020 Plan;

•	does not contain an annual “evergreen provision,” and therefore stockholder approval is required to increase the maximum number of shares that may be issued under the 2020 Plan; and
•	does not provide for any tax gross-ups.

Other key plan provisions

•	The 2020 Plan has a ten-year term;
•

The 2020 Plan provides for the following types of equity awards: stock options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock awards, restricted stock units and stock awards;

•	2,500,000 shares will be newly authorized for issuance pursuant to awards under the 2020 Plan;
•	Shares that remain available for grant under the 2012 Plan as of June 10, 2020 may also be granted under the 2020 Plan;

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•	Any shares subject to outstanding awards under the 2012 Plan that are forfeited, cancelled or otherwise expire will roll over into the share reserve of the 2020 Plan;
•	The share reserve will be reduced by one share for each share subject to an award under the 2020 Plan;
•	The 2020 Plan will be administered by the Compensation Committee, or such other committee, or the full Board, as determined by the Board.

In addition, the 2020 Plan provides flexibility for design of performance-based awards following the repeal of the exemption for performance-based compensation under Section 162(m). The Compensation Committee aims to continue to retain flexibility to design compensation programs that are in the long-term best interests of MarketAxess and our stockholders, with deductibility of compensation being only one of a range of considerations taken into account.

Key stockholder considerations

Stockholders should consider the following in determining whether to approve the 2020 Plan:

•

Our burn rate is reasonable.  As detailed in the table below, our three-year average unadjusted burn rate, which we define as the number of shares subject to time-based equity awards granted and performance-based equity awards earned in a fiscal year divided by the weighted average common shares outstanding for that fiscal year is 0.60%.

Fiscal Year	Options Granted	Full-Value Shares Granted	Total Granted (full-value shares unadjusted)*	Weighted Average # of Common Shares Outstanding	Burn Rate (unadjusted)
2019	82,474	205,795	288,269	37,083,439	0.78%
2018	168,217	67,273	235,490	36,958,000	0.64%
2017	54,838	82,856	137,694	36,864,000	0.37%

* Total Granted = Options + (Adjusted Full-Value Shares)

•

Dilution.  Dilution is commonly measured by “overhang,” which generally refers to the amount of total potential dilution to current stockholders that could result from future issuance of the shares reserved under an equity compensation plan.  The following table sets forth certain information as of December 31, 2019, unless otherwise noted, with respect to the Company’s equity compensation plans:

Stock Options/SARs Outstanding	550,591
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$175.16
Weighted-Average Remaining Term of Outstanding Stock Options/SARS	2.8 years
Total Stock-Settled Full-Value Awards Outstanding	707,094
Remaining shares available for grant under the 2012 Plan*	93,946
Additional shares being requested under the 2020 Plan	2,500,000
Basic common shares outstanding as of December 31, 2019	37,935,984

* For reference purposes, the remaining shares available for grant under the 2012 Plan is denoted as of fiscal year end. The number of shares to be rolled-over into the 2020 Plan will be equal to the actual number of

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shares which remain available for grant under the 2012 Plan as of the effective date of the 2020 Plan. Upon shareholder approval of the 2020 Plan, no further awards will be made under the 2012 Plan.

The total fully-diluted overhang as of December 31, 2019 would be 9.21%. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of December 31, 2019. Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.

•

Clawbacks. Awards granted under the 2020 Plan may be subject to recoupment in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recoupment of erroneously awarded compensation). Awards may also be subject to recoupment under the terms of the 2020 Plan for a period of one (1) year after the settlement of an award under the 2020 Plan or may be subject to clawback as described above in “Incentive Compensation Clawback” in the Compensation Discussion and Analysis.

Summary of the 2020 Plan

The principal features of the 2020 Plan are summarized below.  The summary does not purport to be a complete statement of the terms of the 2020 Plan and is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which is attached as an Appendix to this Proxy Statement.

Purpose

The purpose of the 2020 Plan is to align the interests of eligible participants with our stockholders by providing incentive compensation tied to MarketAxess’s performance.  The intent of the 2020 Plan is to advance MarketAxess’s interests and increase stockholder value by attracting, retaining and motivating key personnel.

Administration

Pursuant to its terms, the 2020 Plan may be administered by the Compensation Committee of the Board, such other committee of the Board appointed by the Board to administer the Plan or the Board, as determined by the Board (such administrator of the 2020 Plan, the “Committee”). The Committee has the power and discretion necessary to administer the 2020 Plan, with such powers including, but not limited to, the authority to select persons to participate in the 2020 Plan, determine the form and substance of awards under the 2020 Plan, determine the conditions and restrictions, if any, subject to which such awards will be made, modify the terms of awards, accelerate the vesting of awards, and make determinations regarding a participant’s termination of employment or service for purposes of an award.  The Committee’s determinations, interpretations and actions under the 2020 Plan are binding on the Company, the participants in the 2020 Plan and all other parties.  It is anticipated that the 2020 Plan will be administered by our Compensation Committee, which solely consists of independent directors, as appointed by the Board from time to time.  The Compensation Committee may delegate authority to a committee of executives in respect of awards to MarketAxess associates who are not our NEOs or subject to Section 16 under the Exchange Act, as permitted under the 2020 Plan and under applicable law.

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Eligibility

Any employee, officer, non-employee director, consultant or other personal service provider to the Company or any of its subsidiaries or affiliates can participate in the 2020 Plan, at the Committee’s discretion.  In its determination of eligible participants, the Committee may consider any and all factors it considers relevant or appropriate, and designation of a participant in any year does not require the Committee to designate that person to receive an award in any other year.  As of the record date, approximately 541 employees, 7 officers, 10 non-employee directors, and 35 consultants or other personal service providers are eligible to participate in the Plan.

Awards

The types of awards available under the 2020 Plan include stock options (both incentive and non-qualified), stock appreciation rights, restricted stock awards, restricted stock units, and stock awards.  All awards granted to participants under the 2020 Plan will be represented by an award agreement. Awards granted under the 2020 Plan shall vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) awards substituted or assumed in connection with corporate transactions, (ii) awards to non-employee directors that vest on the earlier of the first anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, (iii) shares of Common Stock delivered in lieu of fully vested cash obligations, and (iv) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the share reserve, as adjusted in connection with corporate events or transactions; provided, further, that the Committee may in its discretion provide for accelerated exercisability or vesting of any award, including, without limitation, in cases of retirement, death, disability or a Change in Control, under an award agreement, or otherwise.

Stock Options

A stock option grant entitles a participant to purchase a specified number of shares of Common Stock of the Company during a specified term (with a maximum term of 10 years) at an exercise price that will not be less than the fair market value of a Share as of the date of grant.

Subject to the minimum vesting requirements described above, the Committee will determine the requirements for vesting and exercisability of the stock options, which may be based on the continued employment or service of the participant with the Company for a specified time period, upon the attainment of performance goals or both.  The stock options may terminate prior to the end of the term or vesting date upon termination of employment or service (or for any other reason), as determined by the Committee.  No dividends or dividend‑equivalent rights will be paid or granted with respect to stock options.  Unless approved by the Company’s stockholders, the Committee may not take any action with respect to a stock option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements of the stock exchange on which shares of Common Stock are listed, or that would result in the cancellation of “underwater” stock options in exchange for cash or other awards.

Stock options granted under the 2020 Plan are either non-qualified stock options or incentive stock options (with incentive stock options intended to meet the applicable requirements under the Code).  Stock options are nontransferable except in limited circumstances.

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Stock Appreciation Rights

A stock appreciation right (“SAR”) granted under the 2020 Plan will give the participant a right to receive, upon exercise or other payment of the SAR, an amount in cash, shares of Common Stock or a combination of both equal to the excess of (a) the fair market value of a Share on the date of exercise over (b) the base price of the SAR that the Committee specified on the date of the grant.  The base price of a SAR will not be less than the fair market value of a Share as of the date of grant.  The right of exercise in connection with a SAR may be made by the participant or automatically upon a specified date or event.  SARs are nontransferable, except in limited circumstances.

Subject to the minimum vesting requirements described above, the Committee will determine the requirements for vesting and exercisability of the SARs, which may be based on the continued employment or service of the participant with the Company for a specified time period or upon the attainment of specific performance goals.  The SARs may be terminated prior to the end of the term (with a maximum term of 10 years) upon termination of employment or service, as determined by the Committee.  No dividends or dividend equivalent rights will be paid or granted with respect to SARs.  Unless approved by the Company’s stockholders, the Committee may not take any action with respect to a SAR that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements of the stock exchange on which shares of Common Stock are listed, or that would result in the cancellation of “underwater” SARs in exchange for cash or other awards.

Restricted Stock Awards

A restricted stock award is a grant of a specified number of shares of Common Stock to a participant, which restrictions will lapse upon the terms that the Committee determines at the time of grant.  Subject to the minimum vesting requirements described above, the Committee will determine the requirements for the lapse of the restrictions for the restricted stock awards, which may be based on the continued employment or service of the participant with the Company over a specified time period, upon the attainment of performance goals, or both.

The participant will have the rights of a stockholder with respect to the shares granted under a restricted stock award, including the right to vote the shares and receive all dividends and other distributions with respect thereto, unless the Committee determines otherwise to the extent permitted under applicable law.  If a participant has the right to receive dividends paid with respect to a restricted stock award, such dividends shall not be paid to the participant until the underlying award vests.  Any shares granted under a restricted stock award are nontransferable, except in limited circumstances.  A participant may make an election under Section 83(b) of the Code for tax planning purposes.

Restricted Stock Units

A restricted stock unit granted under the 2020 Plan will give the participant a right to receive, upon vesting and settlement of the restricted stock units (commonly known as RSUs), one Share per vested unit or an amount per vested unit equal to the fair market value of one Share as of the date of determination, or a combination thereof, at the discretion of the Committee.  The Committee may grant RSUs together with dividend equivalent rights (which will not be paid until the award vests), and the holder of any RSUs will not have any rights as a stockholder, such as dividend or voting rights, until the shares of Common Stock underlying the RSUs are delivered.

Subject to the minimum vesting requirements described above, the Committee will determine the requirements for vesting and payment of the RSUs, which may be based on the continued employment or service of the participant with the Company for a specified time period and also upon the attainment of specific performance

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goals.  RSUs will be forfeited if the vesting requirements are not satisfied.  RSUs are nontransferable, except in limited circumstances.

Stock Awards

Stock awards may be granted to eligible participants under the 2020 Plan and consist of an award of shares of Common Stock.  A stock award may be granted for past employment or service, in lieu of bonus or other cash compensation, as director’s compensation or any other purpose as determined by the Committee.  Subject to the minimum vesting requirements described above, the Committee will determine the requirements for the vesting and payment of the stock award, with the possibility that awards may be made with no vesting requirements.  Upon receipt of the stock award, the participant will have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote and receive dividends (which will not be paid until the award vests).

Performance-Based Compensation

All types of awards granted under the 2020 Plan may be granted with vesting, payment, lapse of restrictions and/or exercisability requirements that are subject to the attainment of specific performance goals.  The Committee may adjust performance goals, or the manner of measurement thereof, as it deems appropriate.  Performance goals to which an award is subject may include any of the following, or any other performance goal determined in the Committee’s sole discretion: (1) enterprise value or value creation targets of the Company; (2) income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; (3) cash flow including, but not limited to, from operations or free cash flow; (4) bank debt or other long-term or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); (5) net sales, revenues, net income or earnings before income tax or other exclusions of the Company; (6) operating margin; return on operating revenue or return on operating profit; (7) return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets; (8) market capitalization, fair market value of the shares of the Common Stock, franchise value (net of debt), economic value added; (9) total stockholder return or growth in total stockholder return (with or without dividend reinvestment); (10) proprietary investment results; (11) estimated market share (whether based on FINRA TRACE volume or otherwise); (12) expense management/control or reduction (including without limitation, compensation and benefits expense); (13) customer satisfaction; (14) technological improvements/implementation, new product innovation; (15) collections and recoveries; (16) property/asset purchases; (17) litigation and regulatory resolution/implementation goals; (18) leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); (19) risk management/implementation; (20) development and implementation of strategic plans and/or organizational restructuring goals; (21) development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals; (22) employee satisfaction or staff development; (23) formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or to enhance its customer base; or (24) completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company.

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Plan Amendments or Termination

The Board may amend, modify, suspend or terminate the 2020 Plan, provided that if such amendment, modification, suspension or termination materially and adversely affects any award, the Company must obtain the affected participant’s consent.  Certain amendments or modifications of the 2020 Plan may also be subject to the approval of our stockholders as required by SEC and NASDAQ rules or applicable law.

Termination of Service

Awards under the 2020 Plan may be subject to reduction, cancellation or forfeiture upon termination of service or failure to meet applicable performance conditions or other vesting terms.

Under the 2020 Plan, unless an award agreement provides otherwise, if a participant’s employment or service is terminated for cause, or if after termination the Committee determines that the participant engaged in an act that falls within the definition of cause, or if after termination the participant engages in conduct that violates any continuing obligation of the participant with respect to the Company, the Company may cancel, forfeit and/or recoup any or all of that participant’s outstanding awards. In addition, if the Committee makes the determination above, the Company may suspend the participant’s right to exercise any stock option or stock appreciation right, receive any payment or vest in any award pending a determination of whether the act falls within the definition of cause (as defined in the 2020 Plan).  If a participant voluntarily terminates employment or service in anticipation of an involuntary termination for cause, that shall be deemed a termination for cause.

The Company has the right to recoup any gain realized by the participant from the exercise, vesting or payment of any award if, within one year after such exercise, vesting or payment, the participant is terminated for cause, the Committee determines the participant is subject to recoupment due to a clawback policy or if after the participant’s termination the Committee determines that the participant engaged in an act that falls within the definition of cause or materially violated any continuing obligation of the participant with respect to the Company.

Change in Control

Under the 2020 Plan, in the event of a change in control of the Company, as defined in the 2020 Plan, all outstanding awards shall either be (a) continued or assumed by the surviving company or its parent, or (b) substituted by the surviving company or its parent for awards, with substantially similar terms (with appropriate adjustments to the type of consideration payable upon settlement, including conversion into the right to receive securities, cash or a combination of both, and with appropriate adjustment of performance conditions or deemed achievement of such conditions (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, unless otherwise provided in an award agreement).

Only to the extent that outstanding awards are not continued, assumed or substituted upon or following a change in control, the Committee may, but is not obligated to, make adjustments to the terms and conditions of outstanding awards, including without limitation (i) acceleration of exercisability, vesting and/or payment immediately prior to, upon or following such event, (ii) upon written notice, provided that any outstanding stock option and stock appreciation right must be exercised during a period of time immediately prior to such event or other period (contingent upon the consummation of such event), and at the end of such period, such stock options and stock appreciation rights shall terminate to the extent not so exercised, and (iii) cancellation of all or any portion of outstanding awards for fair value (in the form of cash, shares, other property or any combination of such consideration), less any applicable exercise or base price.

Notwithstanding the foregoing, if a participant’s employment or service is terminated upon or within twenty four (24) months following a change in control by the Company without cause or upon such other circumstances as determined by the Committee, the unvested portion (if any) of all outstanding awards held by the participant will

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immediately vest (and, to the extent applicable, become exercisable) and be paid in full upon such termination, with any performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, unless otherwise provided in an award agreement.

Assumption of Awards in Connection with an Acquisition

The Committee may assume or substitute any previously granted awards of an employee, director or consultant of another corporation who becomes eligible by reason of a corporate transaction.  The terms of the assumed award may vary from the terms and conditions otherwise required by the 2020 Plan if the Committee deems it necessary.  The assumed awards will not reduce the total number of shares available for awards under the 2020 Plan.

Shares Available

2,500,000 shares of Common Stock are available for awards under the 2020 Plan.

In addition, awards may also be made under the 2020 Plan with respect to shares that, as of June 10, 2020, remain available for grant under the 2012 Plan, which was previously approved by our stockholders.  We refer to the aggregate number of shares available for awards under the 2020 Plan as the “share reserve.”  Upon the effective date of the 2020 Plan, no further awards will be granted under the 2012 Plan.  Within the share reserve, a total of 1,000,000 shares of Common Stock are available for awards of incentive stock options.

If any award granted under the 2020 Plan or the 2012 Plan is cancelled, expired, forfeited, surrendered, settled by delivery of fewer shares than the number underlying the award (including as a result of withholding of shares of Common Stock in payment of taxes relating to restricted stock, restricted stock units or stock awards), or otherwise terminated without delivery of the shares to the participant, then such shares will be returned to the 2020 Plan and be available for future awards under the 2020 Plan.  However, shares that are withheld from an award of stock options or stock appreciation rights in payment of the exercise, base or purchase price or taxes, or not issued or delivered as a result of the net settlement of an outstanding stock option or share-settled stock appreciation right, or repurchased by the Company on the open market with the proceeds of a stock option, will not be returned to the 2020 Plan nor be available for future awards under the 2020 Plan.

The share reserve will be reduced by one share for each Share subject to an award.  If a Share that was subject to an award is returned to the share reserve, the share reserve will be credited with one share.

Adjustments

In the event of any recapitalization, reclassification, share dividend, extraordinary cash dividend, stock split, reverse stock split, merger, reorganization, consolidation, combination, spin-off or other similar corporate event or transaction affecting the shares of Common Stock of the Company, the Committee will make equitable adjustments to (i) the number and kind of shares or other securities available for awards and covered by outstanding awards, (ii) the exercise, base or purchase price, or other value determinations of outstanding awards, and/or (iii) any other terms of an award affected by the corporate event.

Award Limits

A non-employee director may not be granted during a calendar year awards that have a fair value that, when added to all other cash compensation received in respect of service as a member of the Board that year, exceeds $600,000.  The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board.

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Tax consequences

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonqualified Stock Options

Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income equal to the amount by which the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Appreciation Rights

In general, no taxable income is reportable when SARs are granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any cash or shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code,

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to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired.

Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Committee or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Stock Awards

A participant acquiring unrestricted shares generally will recognize ordinary income equal to the fair market value of the shares on the grant date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of unrestricted shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the shares are granted, will be taxed as capital gain or loss.

Section 409A

Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Certain types of awards granted under the 2020 Plan may be subject to the requirements of Section 409A. It is intended that the 2020 Plan and all awards comply with, or be exempt from, the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the 2020 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our chief executive officer, chief financial officer and the other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these covered employees, including awards that MarketAxess grants pursuant to the 2020 Plan, whether performance-based or otherwise, will be subject to the $1 million annual deduction limitation. Because of the elimination of the performance-based compensation exemption, it is possible that all or a portion of the compensation paid to covered employees in the form of equity grants under the 2020 Plan may not be deductible by the Company, to the extent that the annual deduction limitation is exceeded.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE 2020 PLAN.  IT DOES NOT PURPORT TO BE

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COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

New plan benefits

The issuance of any awards under the 2020 Plan will be at the discretion of the Compensation Committee or the Board.  In addition, the benefit of any awards granted under the 2020 Plan will depend on a number of factors, including the fair market value of Company shares on future dates, and actual Company performance against performance goals established with respect to performance awards, among other things.  Therefore, other than the annual grants to our non-employee directors, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.  For information regarding awards granted to our NEOs under the 2012 Plan during the 2019 fiscal year, please refer to the “Summary compensation table” and these related tables under “Executive Compensation”: “Grants of plan-based awards”, “Outstanding equity awards at fiscal year end” and “Options exercises and stock vested”.

The following table shows the anticipated amount of the annual equity grants in June for non-employee directors, as a group. The information that otherwise would have been required to be included in the table below for each of the Company’s NEOs, for all of the Company’s current executive officers as a group, and for all of the Company’s employees (including all current officers who are not executive officers), as a group, respectively, is zero, due to any future awards to such individuals and groups being not determinable, as described above.

Name and Position or Group	Dollar Value of Restricted Stock ($)(1)	Number of Shares of Restricted Stock(1)
Non-Executive Director Group	1,150,000	2,981

(1) The annual restricted stock award to be granted to each of the ten non-employee directors in June 2020 will cover that number of shares equal to $115,000 divided by the average of the closing price of our Common Stock for the ten trading days up to and including the grant date.  Beginning with the restricted stock awards to non-employee directors granted in 2020, such awards shall be granted promptly after the annual stockholder meeting and vest on May 31st of the following year.  For purposes of estimating the number of shares to be subject to these restricted stock awards during 2020, the April 13, 2020 closing price per share of our Common Stock of $385.79 has been used.

Equity compensation plan information

The following table provides information regarding shares outstanding and available for issuance under our 2012 Incentive Plan as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

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PROPOSAL 4 APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN

Equity compensation plan approved by security holders	550,591	$175.16	93,946
Equity compensation plans not approved by security holders	—	—	—
Total	550,591	$175.16	93,946

(1) The total number of securities reported includes the maximum number of common shares, 19,356, that may be issued under performance share awards granted under our 2012 Incentive Plan. The nature of the awards is more particularly described in the Compensation Discussion and Analysis section of this proxy statement. The weighted-average exercise price in column (b) does not take these performance share awards into account. Based on historical data from 2015 through 2019, our best estimate of the number of common shares that will be issued under the performance share award grants is approximately 15,330.

Additional information

For further discussion of our compensation program and the long-term incentive awards granted under our incentive plans, see the Compensation Discussion and Analysis and the discussion of “Long-Term Incentives - Annual and Special Equity-based Awards” therein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN.

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General Information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company, to be used at our Annual Meeting scheduled for Wednesday, June 10, 2020, at 10:00 a.m., Eastern Daylight Time, via live audio webcast at www.virtualshareholdermeeting.com/MKTX2020.

Holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 37,504,756 shares entitled to be voted.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders and other participants at the Annual Meeting, the Annual Meeting will be held in virtual format only. You will not be able to attend the Annual Meeting physically, however you may vote and submit questions while attending the Annual Meeting online via the live audio webcast. It is our intention to resume in-person or hybrid in-person/virtual Annual Meetings in the future under normal circumstances.

To participate in the Annual Meeting, you must have your 16-digit control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card.  You will be able to submit questions during the meeting by typing in your question in the “ask a question” box on the meeting page. Should you require technical assistance, support will be available by dialing 800-586-1548 (U.S.) or 303-562-9288 (International) during the meeting. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

We encourage you to vote your shares, either by voting online during the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote via the Internet or telephone or execute the attached paper proxy card, the individuals designated will vote your shares according to your instructions. If any matter other than the Proposals listed in the Notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner that the Board may recommend or, in the absence of such recommendation, in the manner they perceive to be in the best interests of the Company.

If you indicate when voting via the Internet that you wish to vote as recommended by the Board or if you execute the enclosed paper proxy card but do not give instructions, your proxy will be voted as follows: (1) FOR the election of the nominees for director named herein, (2) FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020, (3) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, (4) FOR the approval of the adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan, and (5) in accordance with the best judgment of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, see the information under the heading Voting — Broker authority to vote.

Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting), as well as how you can revoke a proxy, is contained in this Proxy Statement under the headings Solicitation of Proxies and Voting.

We are furnishing proxy materials to our stockholders primarily via the Internet. On April 29, 2020, we expect to mail beneficial owners of our Common Stock a Notice of Internet Availability containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. The Notice of Internet Availability also instructs you on how to vote via the Internet. Other stockholders, in accordance with their prior

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OTHER INFORMATION

requests, received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting form. The proxy card includes instructions on how to vote via the telephone. All beneficial owners will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report, on the website referred to in the Notice of Internet Availability.

Internet distribution of our proxy materials is designed to provide our stockholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Our Proxy Statement and 2019 Annual Report to Stockholders are available at https://materials.proxyvote.com/57060D

Solicitation of Proxies

General

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal. In addition, with respect to Proposal 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more of the nominees.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of a Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

Voting

Stockholders entitled to vote and shares outstanding

Each stockholder is entitled to one vote for each share of Common Stock held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, 37,504,756 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

How to vote

Submitting a proxy via mail, the Internet or telephone

You may vote by calling the toll-free telephone number listed on the proxy card or visiting the website address listed on the Notice or the proxy card. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the Notice

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before your proxy will be accepted. In addition to the instructions that appear on the Notice, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted by telephone or via the Internet must be received by 11:59 p.m., EDT, on June 9, 2020 in order for them to be counted at the Annual Meeting.

If you are a stockholder of record, or otherwise received a printed copy of the proxy materials, in addition to the methods described above, you may also submit your proxy with voting instructions by mail by following the instructions set forth on the proxy card included with the proxy materials. Specifically, if you are a stockholder of record on the Record Date, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card.

Voting your shares online at the Annual Meeting

For Shares Directly Registered in the Name of the Stockholder: You may vote online at the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2020; however, we encourage you to vote by proxy card or the Internet even if you plan to attend the online meeting. If you plan to attend the online Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

For Shares Registered in the Name of a Brokerage Firm or Bank: If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Common Stock voted prior to or during the online meeting, or contact your broker, bank or other nominee for such information.

Revoking a proxy

A proxy that was submitted via the Internet or by telephone may be revoked at any time before it is exercised by (1) executing a later-dated proxy card via the Internet or by telephone or (2) attending the Annual Meeting and voting online.

A proxy that was submitted by mail may be revoked at any time before it is exercised by (1) giving written notice revoking the proxy to our General Counsel and Corporate Secretary at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001, (2) subsequently sending another proxy bearing a later date or (3) attending the Annual Meeting and voting online.

If your shares are registered in the name of a brokerage firm or bank, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote online at the meeting.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet, by telephone or by mail.

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OTHER INFORMATION

Broker authority to vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal.

Quorum

A quorum is required for the conduct of business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting on the Record Date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we will be forced to reconvene the Annual Meeting at a later date.

Votes necessary to approve each proposal

Election of Directors. Our Bylaws include a majority voting standard for the election of directors in uncontested elections, which are generally defined as elections in which the number of nominees does not exceed the number of directors to be elected at the meeting. In the election of directors (Proposal 1), you may either vote “FOR,” “AGAINST” or “ABSTAIN” as to each nominee. Cumulative voting is not permitted. Under the majority voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a candidate for director exceeds the number of votes cast “AGAINST” that candidate for director. Brokers do not have discretionary authority to vote for directors. Abstentions and broker non-votes will not count as a vote cast “FOR” or “AGAINST” a nominee’s election and thus will have no effect in determining whether a director nominee has received a majority of the votes cast.

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Other Items. For each of the other proposals listed in the Notice of Annual Meeting of Stockholders (Proposals 2, 3, and 4), if a quorum is present, the proposals will be decided by the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy. Abstentions will be counted as shares present having voting power on these proposals and will have the same effect as votes against. Brokers have discretionary authority to vote on Proposal 2, the ratification of the appointment of PwC. Therefore, there will be no broker non-votes on Proposal 2. Brokers do not have discretionary authority to vote on Proposals 3 (Say-on-Pay) and 4 (approval of the adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan), therefore, broker non-votes will not be counted as shares present having voting power on Proposals 3 and 4 and will have no effect on the vote for these proposals.

Availability of Certain Documents

Householding of Annual Meeting materials

The Company and some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our Proxy Statement is sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.marketaxess.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the year ended December 31, 2019, without charge to any stockholder upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000.

Other matters

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

Stockholder proposals for 2021 Annual Meeting

In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2021 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices in New York, New York, on or before December 30, 2020. In addition, under the Company’s bylaws, any proposal for consideration at the 2021 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on November 30, 2020 and the close of business on December 30, 2020 and is otherwise in compliance with the requirements set forth in the Company’s bylaws.

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APPENDIX:  2020 INCENTIVE PLAN

MARKETAXESS HOLDINGS INC.

2020 EQUITY INCENTIVE PLAN

1.Purpose.

The purpose of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing incentive compensation opportunities tied to the performance of the Company and its Common Stock.  The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth below:

“Affiliate” means any Person directly or indirectly controlling, controlled by, or under common control with such other Person.

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, or Stock Award granted under the Plan.

“Award Agreement” means a notice or an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 15.2 hereof.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning set forth in Section 13.2 hereof.

“Change in Control” has the meaning set forth in Section 11.4 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of no fewer than two members of the Board who are appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the Company’s common stock, par value $0.003 per share.

“Company” means MarketAxess Holdings Inc., a Delaware corporation or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.

“Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant’s termination of Service, a disability described in Treasury Regulations Section 1.409A-3(i)(4)(i)(A). A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

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“Effective Date” has the meaning set forth in Section 17.1 hereof.

“Eligible Person” means any Person who is an officer, employee, Non-Employee Director, or any natural person who is a consultant or other personal service provider of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Fair Market Value” means, as applied to a specific date, the price of a share of Common Stock that is based on the opening, closing, actual, high, low or average selling prices of a share of Common Stock reported on any established stock exchange or national market system including without limitation the New York Stock Exchange and the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise or unless otherwise specified in an Award Agreement, Fair Market Value shall be deemed to be equal to the closing price of a share of Common Stock on the date as of which Fair Market Value is to be determined, or if shares of Common Stock are not publicly traded on such date, as of the most recent date on which shares of Common Stock were publicly traded.  Notwithstanding the foregoing, if the Common Stock is not traded on any established stock exchange or national market system, the Fair Market Value means the price of a share of Common Stock as established by the Committee acting in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Person” means an individual, corporation, partnership, association, trust, unincorporated organization, limited liability company or other legal entity.  All references to Person shall include an individual Person or a group (as defined in Rule 13d-5 under the Exchange Act) of Persons.

“Plan” means the MarketAxess Holdings Inc. 2020 Equity Incentive Plan as set forth herein, effective as of the Effective Date and as may be amended from time to time, as provided herein, and includes any sub-plan or appendix that may be created and approved by the Board to allow Eligible Persons of Subsidiaries to participate in the Plan.

“Prior Plan” means the MarketAxess Holdings Inc. 2012 Incentive Plan, as amended from time to time.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a Non-Employee Director, consultant or other service provider with the Company or any Subsidiary, as applicable.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Awards” means a grant of shares of Common Stock to an Eligible Person under Section 10 hereof.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other Affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such Affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

“Treasury Regulations” means regulations promulgated by the United States Treasury Department.

3.Administration.

3.1Committee Members.  The Plan shall be administered by the Committee.  To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed and (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act.  Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  The Board may exercise all powers of the Committee hereunder and may directly administer the Plan.  Neither the Company nor any member of the Board or Committee shall be liable for any action or determination made in good faith by the Board or Committee with respect to the Plan or any Award thereunder.

3.2Committee Authority.  The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change in Control or upon termination of Service of a Participant under certain circumstances (including, without limitation, upon retirement)) and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by

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APPENDIX:  2020 INCENTIVE PLAN

Eligible Persons who are foreign nationals or employed outside of the United States.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such Persons are similarly situated.  The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of a Subsidiary or such attorneys, consultants, accountants or other advisors as it may select.  All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3Delegation of Authority.  The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine.  In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act.  The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan.  In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose.  Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4.Shares Subject to the Plan.

4.1Number of Shares Reserved.  Subject to adjustment as provided in Section 4.2 and Section 4.4 hereof, the total number of shares of Common Stock that are available for issuance under the Plan (the “Share Reserve”) shall equal 2,500,000, plus the number of shares of Common Stock that remain available for grant under the Prior Plan as of the Effective Date.  Within the Share Reserve, the total number of shares of Common Stock available for issuance as Incentive Stock Options shall equal 1,000,000.  Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided, however, that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.  Upon the Effective Date of this Plan, no further awards will be granted under the Prior Plan.

4.2Share Replenishment.  Following the Effective Date, to the extent that an Award granted under this Plan or the Prior Plan is canceled, expired, forfeited, surrendered, settled by delivery of fewer shares of Common Stock than the number underlying the Award (including, without limitation, as a result of withholding of shares of Common Stock in payment of taxes relating to a Full-Value Award (as defined below) under this Plan or the Prior Plan), as applicable, or otherwise terminated without delivery of the shares of Common Stock to the Participant under the Plan or the Prior Plan, the shares of Common Stock retained by or returned to the Company will (i) not be deemed to have been delivered under the Plan or the Prior Plan, as applicable, (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company.  Notwithstanding the foregoing, shares of Common Stock that are (x) withheld from any Stock Option or Stock Appreciation Right in payment of the exercise, base or purchase price or taxes relating to such an Award, (y) not issued or delivered as a result of the net settlement of any Stock Option or any share-settled Stock Appreciation Right, or (z) repurchased by the Company on the open market with the proceeds of an Option, will be deemed to have been delivered under the Plan and will not be available for future Awards under the Plan.  “Full-Value Award” means any Restricted Stock Award, Award of Restricted Stock Units or Stock Award.

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APPENDIX:  2020 INCENTIVE PLAN

4.3Awards Granted to Non-Employee Directors.  No Non-Employee Director may be granted, during any calendar year, Awards having a fair value (determined on the date of grant) that, when added to all cash compensation paid to the Non-Employee Director in respect of the Non-Employee Director’s service as a member of the Board for such calendar year, exceeds $600,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

4.4Adjustments.  If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other corporate event or transaction or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Section 4.1 hereof, (ii) the number and kind of shares of Common Stock, units or other securities or rights subject to then outstanding Awards, (iii) the exercise, base or purchase price for each share or unit or other security or right subject to then outstanding Awards, (iv) other value determinations applicable to the Plan and/or outstanding Awards, and/or (v) any other terms of an Award that are affected by the event.  Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code, unless otherwise determined by the Committee.

5.Eligibility and Awards.

5.1Designation of Participants.  Any Eligible Person may be selected by the Committee to receive an Award and become a Participant.  The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan.  In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.  Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year.

5.2Determination of Awards.  The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof.  An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

5.3Award Agreements.  Each Award granted to an Eligible Person shall be represented by an Award Agreement.  The terms of the Award, as determined by the Committee, will be set forth in the applicable Award Agreements as described in Section 15.2 hereof.

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5.4Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substituted or assumed Awards under Section 15.10, (ii) Awards to Non-Employee Directors that vest on the earlier of the first anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, (iii) shares of Common Stock delivered in lieu of fully vested cash obligations, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the Share Reserve, as adjusted pursuant to Section 4.4; and, provided, further, that the foregoing restriction shall not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including, without limitation, in cases of retirement, death, Disability or a Change in Control, under an Award Agreement, or otherwise.

6.Stock Options.

6.1Grant of Stock Options.  A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof.  Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.  All Stock Options granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable.

6.2Exercise Price.  The exercise price per share of a Stock Option (other than a Stock Option substituted or assumed under Section 15.10) shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.  The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3Vesting of Stock Options.  Subject to Section 5.4, the Committee shall, in its discretion, prescribe in an award agreement the time or times at which or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable.  The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4Term of Stock Options.  The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant.  The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise.  A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason.  Subject to compliance with Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised, but not beyond ten (10) years from the Date of Grant.

6.5Stock Option Exercise; Tax Withholding.  Subject to such terms and conditions as specified in an Award Agreement (including applicable vesting requirements), a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax.  Payment of the exercise price may be made: (i) in

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cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee.  In accordance with Section 15.11 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6Limited Transferability of Nonqualified Stock Options.  All Stock Options shall be nontransferable except (i) upon the Participant's death, in accordance with Section 15.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee to the extent also permitted by the general instructions of the Form S-8 registration statement, as may be amended from time to time, in each case as may be approved by the Committee in its discretion at the time of proposed transfer; provided, in each case, that any permitted transfer shall be for no consideration. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time.  Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 15.3 hereof.

6.7Additional Rules for Incentive Stock Options.

(a)Eligibility.  An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)Annual Limits.  No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code.  This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a Nonqualified Stock Option.

(c)Additional Limitations.  In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five (5) years.

(d)Termination of Service.  An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three (3) months following termination of Service of the Participant with the Company and all Subsidiaries (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Subsidiaries due to death

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or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)Other Terms and Conditions; Nontransferability.  Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code.  A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)Disqualifying Dispositions.  If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8Repricing Prohibited.  Subject to the adjustment provisions contained in Section 4.4 hereof and other than in connection with a Change in Control, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award or cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

6.9Dividends and Dividend Equivalent Rights.  Dividends and dividend equivalent rights shall not be paid or provided with respect to Stock Options.

6.10No Rights as Stockholder.  The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

7.Stock Appreciation Rights.

7.1Grant of Stock Appreciation Rights.  Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee.  Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant, or that provides for the automatic exercise or payment of the right upon a specified date or event.  Stock Appreciation Rights shall be non-transferable, except as provided in Section 15.3 hereof.  All Stock Appreciation Rights granted under the Plan are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code, to the extent applicable.

7.2Terms of Share Appreciation Rights.  Subject to Section 5.4, the Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable.  The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited.  A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, however, that the

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maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant.  Subject to compliance with Section 409A of the Code and the provisions of this Section 7.2, the Committee may extend at any time the period in which a Stock Appreciation Right may be exercised, but not beyond ten (10) years from the Date of Grant.  The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason.  The base price of a Stock Appreciation Right shall be determined by the Committee in its discretion; provided, however, that the base price per share shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant (other than with respect to a Stock Appreciation Right substituted or assumed under Section 15.10).

7.3Payment of Stock Appreciation Rights.  A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid.  Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.4Repricing Prohibited.  Subject to the adjustment provisions contained in Section 4.4 hereof and other than in connection with a Change in Control, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

7.5Dividends and Dividend Equivalent Rights.  Dividends and dividend equivalent rights shall not be paid or provided with respect to Stock Appreciation Rights.

8.Restricted Stock Awards.

8.1Grant of Restricted Stock Awards.  A Restricted Stock Award may be granted to any Eligible Person selected by the Committee.  The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2Vesting Requirements.  Subject to Section 5.4, the restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement.  The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Restricted Stock Award are not satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3Transfer Restrictions.  Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 15.3 hereof.  Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company.  The Committee may

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require in an Award Agreement that certificates (if any) representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4Rights as Stockholder.  Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. If a Participant has the right to receive dividends paid with respect to the Restricted Stock Award, such dividends shall be subject to the same vesting terms as the related Restricted Stock Award.

8.5Section 83(b) Election.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code.  The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.Restricted Stock Units.

9.1Grant of Restricted Stock Units.  A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee.  The value of each Restricted Stock Unit is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee.  Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine.  Restricted Stock Units shall be non-transferable, except as provided in Section 15.3 hereof.

9.2Vesting of Restricted Stock Units.  The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement.  The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

9.3Payment of Restricted Stock Units.  Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award.  Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements.  Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.

9.4Dividend Equivalent Rights.  Dividends shall not be paid with respect to Restricted Stock Units.  Dividend equivalent rights may be granted with respect to the Shares subject to Restricted Stock Units to the extent permitted by the Committee and set forth in the applicable Award Agreement; provided that any dividend equivalent rights granted shall be subject to the same vesting terms as the related Restricted Stock Units.

9.5No Rights as Stockholder.  The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

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10.Stock Awards.

10.1Grant of Stock Awards.  A Stock Award may be granted to any Eligible Person selected by the Committee.  A Stock Award may be granted for past Services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee.  The Committee shall determine the terms and conditions of such Awards, and, subject to Section 5.4, such Awards may be made without vesting requirements.  In addition, the Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

10.2Rights as Stockholder.  Subject to the foregoing provisions of this Section 10 and the applicable Award Agreement, upon the issuance of shares of Common Stock under a Stock Award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.  If a Participant has the right to receive dividends paid with respect to the Stock Award, such dividends shall be subject to the same vesting terms as the related Stock Award, if applicable.

11.Change in Control.

11.1Effect on Awards.  Upon the occurrence of a Change in Control, all outstanding Awards shall either (a) be continued or assumed by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent (with such continuation or assumption including conversion into the right to receive securities, cash or a combination of both), or (b) substituted by the surviving company or corporation or its parent of awards (with such substitution including conversion into the right to receive securities, cash or a combination of both), with substantially similar terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards or other relevant factors, and with any applicable performance conditions adjusted pursuant to Section 12 or deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee (with the Award remaining subject only to time vesting), unless otherwise provided in an Award Agreement).

11.2Certain Adjustments.  To the extent that outstanding Awards are not continued, assumed or substituted pursuant to Section 11.1 upon or following a Change in Control, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof):

(a)acceleration of exercisability, vesting and/or payment of outstanding Awards immediately prior to the occurrence of such event or upon or following such event;

(b)upon written notice, providing that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and

(c)cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Common Shares, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, however, that, in the case of Stock Options and Stock Appreciation Rights or similar Awards, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change in Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if there is no such excess, zero; provided, further, that if any

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payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Common Shares in connection with the Change in Control.

11.3Certain Terminations of Service.  Notwithstanding the provisions of Section 11.1, if a Participant’s Service with the Company and its Subsidiaries is terminated upon or within twenty four (24) months following a Change in Control by the Company without Cause or upon such other circumstances as determined by the Committee, the unvested portion (if any) of all outstanding Awards held by the Participant shall immediately vest (and, to the extent applicable, become exercisable) and be paid in full upon such termination, with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee, unless otherwise provided in an Award Agreement.

11.4Definition of Change in Control.  Unless otherwise defined in an Award Agreement or other written agreement approved by the Committee, “Change in Control” means, and shall occur, if:

(a)any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two consecutive years (the “Board Measurement Period”) individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section, or a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the Board Measurement Period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d)the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the

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outstanding voting securities of the Company at the time of the sale or (ii) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change in Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

12.Performance Goals; Adjustment.  The Committee may provide for the performance goals to which an Award is subject, or the manner in which performance will be measured against such performance goals, to be adjusted in such manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgements, settlements, and the effects of accounting or tax law changes.  In addition, with respect to a Participant hired or promoted following the beginning of a performance period, the Committee may determine to prorate the performance goals in respect of such Participant’s Awards for the partial performance period.  Performance goals to which an Award is subject may include any of the following, or any other performance goal determined in the Committee’s sole discretion: (1) enterprise value or value creation targets of the Company; (2) income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; (3) cash flow including, but not limited to, from operations or free cash flow; (4) bank debt or other long-term or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); (5) net sales, revenues, net income or earnings before income tax or other exclusions of the Company; (6) operating margin; return on operating revenue or return on operating profit; (7) return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets; (8) market capitalization, fair market value of the shares of the Common Stock, franchise value (net of debt), economic value added; (9) total stockholder return or growth in total stockholder return (with or without dividend reinvestment); (10) proprietary investment results; (11) estimated market share (whether based on FINRA TRACE volume or otherwise); (12) expense management/control or reduction (including without limitation, compensation and benefits expense); (13) customer satisfaction; (14) technological improvements/implementation, new product innovation; (15) collections and recoveries; (16) property/asset purchases; (17) litigation and regulatory resolution/implementation goals; (18) leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); (19) risk management/implementation; (20) development and implementation of strategic plans and/or organizational restructuring goals; (21) development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals; (22) employee satisfaction or staff development; (23) formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or to enhance its customer base; or (24) completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company.

13.Forfeiture Events.

13.1General.  The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, without limitation, termination of Service for Cause, violation of laws, regulations or material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

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13.2Termination for Cause.

(a)Treatment of Awards.  Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of Service for Cause or (2) after termination, the Participant engages in conduct that violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 13.3 below.  The Company shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs, whether the Participant engaged in an act or omission which would have warranted termination of Service for Cause or engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary.  Any such determination shall be final, conclusive and binding upon all Persons.  In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, the Company may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.

(b)Definition of Cause.  “Cause” means with respect to a Participant’s termination of Service, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant (or where there is such an agreement but it does not define “cause” (or words of like import, which shall include but not be limited to “gross misconduct”)), termination due to a Participant’s (1) failure to substantially perform Participant’s duties or obey lawful directives that continues after receipt of written notice from the Company and a ten (10)-day opportunity to cure; (2) gross misconduct or gross negligence in the performance of Participant’s duties; (3) fraud, embezzlement, theft, or any other act of material dishonesty or misconduct; (4) conviction of, indictment for, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (5) material breach or violation of any agreement with the Company or its Affiliates, any restrictive covenant applicable to Participant, or any Company policy (including, without limitation, with respect to harassment); or (6) other conduct, acts or omissions that, in the good faith judgment of the Company, are likely to materially injure the reputation, business or a business relationship of the Company or any of its Affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant that defines “cause” (or words of like import, which shall include but not be limited to “gross misconduct”), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control occurs under such agreement and then only with regard to a termination thereafter. With respect to a termination of Service for a non-employee director, Cause means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.  Any voluntary termination of Service by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for Cause.

13.3Right of Recapture.

(a)General.  If at any time within one (1) year (or such longer time specified in an Award Agreement or other agreement with a Participant or policy applicable to the Participant) after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which a Stock Award, Restricted Stock Award or Restricted Stock Unit vests, is settled in shares or otherwise becomes payable, or on which income

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otherwise is realized or property is received by a Participant in connection with an Award, (i) a Participant’s Service is terminated for Cause, (ii) the Committee determines in its discretion that the Participant is subject to any recoupment of benefits pursuant to the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time, or (iii) after a Participant’s Service terminates for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of the Participant’s Service for Cause or (2) after a Participant’s termination of Service, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, then, at the sole discretion of the Committee, any gain realized by the Participant from the exercise, vesting, payment, settlement or other realization of income or receipt of property by the Participant in connection with an Award, shall be repaid by the Participant to the Company upon notice from the Company, subject to applicable law.  Such gain shall be determined as of the date or dates on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock.  To the extent not otherwise prohibited by law, the Company shall have the right to offset the amount of such repayment obligation against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).

(b)Accounting Restatement.  If a Participant receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) any compensation recovery, “clawback” or similar policy, as may be in effect from time to time to which such Participant is subject and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”).  By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy, whenever adopted, shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.

14.Transfer, Leave of Absence, Etc.  For purposes of the Plan, except as otherwise determined by the Committee, the following events shall not be deemed a termination of Service: (a) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, a leave of absence where the employee’s right to re-employment is protected either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, a leave of absence for any other purpose approved by the Company or if the Committee otherwise so provides in writing.

15.General Provisions.

15.1Status of Plan.  The Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards.

15.2Award Agreement.  An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or other amounts or securities subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award.  The Award Agreement also may set forth the effect on an Award of a Change in Control and/or a termination of Service under certain circumstances.  The Award Agreement shall be subject to and incorporate, by reference or

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otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan.  The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.  The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.  In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.

15.3No Assignment or Transfer; Beneficiaries.  Except as provided in Section 6.6 hereof or as otherwise provided by the Committee to the extent not prohibited under Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge.  Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as determined under the Company 401(k) retirement plan or other applicable retirement or pension plan.  In lieu of such determination, a Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of the Participant’s death before the Participant receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant’s lifetime. In the absence of a valid designation as provided above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution.  The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.  Any transfer permitted under this Section 15.3 shall be for no consideration.

15.4Deferrals of Payment.  The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right that is intended to satisfy the requirements of Treasury Regulations Section 1.409A-1(b)(5)(i)(A) or (B).  If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

15.5No Right to Employment or Continued Service.  Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or a Participant for any reason or no reason at any time.

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15.6Rights as Stockholder.  A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities.  Except as provided in Section 4.4 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.  The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate.  The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions. Should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

15.7Trading Policy and Other Restrictions.  Transactions involving Awards under the Plan shall be subject to the Company’s insider trading and Regulation FD policy and other restrictions, terms and conditions, to the extent established by the Committee or by applicable law, including any other applicable policies set by the Committee, from time to time.

15.8Section 409A Compliance.  To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code.  In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements; provided, however, that no such action shall adversely affect any outstanding Award without the consent of the affected Participant.  No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.  Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A).  For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments pursuant to this Plan or any Award granted hereunder shall be treated as a right to receive a series of separate and distinct payments.  For the avoidance of doubt, each applicable tranche of Common Shares subject to vesting under any Award shall be considered a right to receive a series of separate and distinct payments.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

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15.9Securities Law Compliance.  No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met.  As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any action that the Company determines is necessary or advisable to meet such requirements.  The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.  The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

15.10Substitution or Assumption of Awards in Corporate Transactions.  The Committee may grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity, in substitution for awards previously granted by such corporation or other entity or otherwise.  The Committee may also assume any previously granted awards of an employee, director, consultant or other service provider of another corporation or entity that becomes an Eligible Person by reason of such corporation transaction.  The terms and conditions of the substituted or assumed awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.  To the extent permitted by applicable law and the listing requirements of the NASDAQ or other exchange or securities market on which the Common Shares are listed, any such substituted or assumed awards shall not reduce the Share Reserve.

15.11Tax Withholding.  The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award.  Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award.  The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value in each case up to the maximum statutory tax rates in the applicable jurisdiction or as the Committee may approve in its discretion (provided that such withholding does not result in adverse tax or accounting consequences to the Company), or similar charge required to be paid or withheld.  The Company shall have the power and the right to require a Participant to remit to the Company the amount necessary to satisfy federal, state, provincial and local taxes, domestic or foreign, required by law or regulation to be withheld, and to deduct or withhold from any shares of Common Stock deliverable under an Award to satisfy such withholding obligation.

15.12Unfunded Plan.  The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement.  Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.  Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

15.13Other Compensation and Benefit Plans.  The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program

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for employees of the Company or any Subsidiary.  The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.14Plan Binding on Transferees.  The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

15.15Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.16Governing Law.  The Plan, all Awards and all Award Agreements, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to the Plan, any Award or Award Agreement, or the negotiation, execution or performance of any such documents or matter related thereto (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with the Plan, any Award or Award Agreement, or as an inducement to enter into any Award Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of Delaware, including its statutes of limitations and repose, but without regard to any borrowing statute that would result in the application of the statute of limitations or repose of any other jurisdiction.

15.17No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.18No Guarantees Regarding Tax Treatment.  Neither the Company nor the Committee make any guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan.  Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a Person with respect thereto.

15.19Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third party administrators of any data of a professional or personal nature for the purposes of administering the Plan.

15.20Awards to Non-U.S. Participants.  To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or Affiliates operates or has employees, Non-Employee Directors or consultants, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws, (ii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 15.20 by the Committee shall be attached to this Plan document as appendices.

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16.Term; Amendment and Termination; Stockholder Approval.

16.1Term.  The Plan shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”).  Subject to Section 16.2 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

16.2Amendment and Termination.  The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.  The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of NASDAQ or other exchange or securities market.  Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

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APPENDIX 1

UK PARTICIPANTS

1.Purpose and Interpretation.

1.1Purpose.  This Appendix 1 contains provisions which modify the Plan in relation to Eligible Persons and Participants who are employed, resident for tax purposes or otherwise subject to tax on employment income in the United Kingdom (“UK Participants”).  For the avoidance of doubt, this Appendix 1 has no application to Eligible Persons or Participants who are not UK Participants.  In the case of any UK Participants who are also employed, and/or subject to tax, in a jurisdiction other than the United Kingdom, this Appendix 1 is without prejudice to any additional obligations such UK Participants may have, or additional requirements to which they may be subject, pursuant to the terms of the Plan (disregarding any modifications made pursuant to this Appendix 1) or any other subplan.

1.2Interpretation.  For the purposes of this Appendix 1:

“Tax Liability” means the total of (i) any income tax and primary class 1 (employees’) National Insurance contributions that the Company or any of its Affiliates is liable to account for (or reasonably believes it is liable to account for) as a result of any Taxable Event and (ii) any secondary class 1 (employer’s) National Insurance contributions that the Company or any of its Affiliates is liable to pay as a result of any Taxable Event and that may be lawfully recovered from the relevant UK Participant.

“Taxable Event” means any event or circumstance that gives rise to a liability for a UK Participant, or the Company or any of its Affiliates, to pay income tax and/or National Insurance contributions in respect of any Award, including (but not limited to) the grant, exercise, satisfaction, release, assignment, cancellation or lapse of such Award and any earmarking, acquisition and/or disposal of shares or other securities underlying such Award.

2.Provisions Applicable to UK Participants.

2.1Amendment to Section 6.5 of the Plan.  Section 6.5 (Stock Option Exercise; Tax Withholding) shall be modified to read as follows:

Subject to such terms and conditions as specified in an Award Agreement (including applicable vesting requirements), a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable Tax Liability.  Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee.  In accordance with Section 15.11 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any Tax Liability (to the extent such Tax Liability is not otherwise collected from the UK Participant through PAYE), payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

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2.2Section 431 Elections.  It shall be a condition to the grant of an Award to any UK Participant that, if so required by the Company or any of its Affiliates, such UK Participant irrevocably agrees to enter into a joint election under section 431(1) of the United Kingdom Income Tax (Earnings and Pensions) Act 2003, in respect of the shares of Common Stock to be issued or transferred in connection with an Award, within 14 days of the acquisition by the UK Participant of those shares.

2.3Amendment to Section 15.11 of the Plan.  Section 15.11 (Tax Withholding) shall be modified to read as follows:

Section 15.11Tax Liabilities.

(a)Tax Withholding.  The Participant shall, to the extent permitted by law, be responsible for payment of any taxes (including, but not limited to, any Tax Liability, in the case of UK Participants) or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award.  Any required withholdings shall (to the extent such withholdings are not otherwise collected from a UK Participant through PAYE) be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award and it shall be a condition of the grant of an Award to any UK Participant that such UK Participant indemnifies the Company and its Affiliates against any Tax Liability.  The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value in each case up to the maximum statutory tax rates in the applicable jurisdiction or as the Committee may approve in its discretion (provided that such withholding does not result in adverse tax or accounting consequences to the Company), or similar charge required to be paid or withheld.  The Company shall have the power and the right to require a Participant to remit to the Company the amount necessary to satisfy federal, national, state, provincial and local taxes, domestic or foreign, required by law or regulation to be withheld, and to deduct or withhold from any shares of Common Stock deliverable under an Award to satisfy such withholding obligation.

(b)Employer’s National Insurance Contributions.  It shall be a condition to the grant of an Award to any UK Participant that such UK Participant acknowledges and agrees that the Company or the UK Participant’s employer (as appropriate) may, to the extent permitted by law, recover the whole or any part of any secondary class 1 (employer’s) National Insurance contributions from the UK Participant and may, to the extent permitted by law, require the UK Participant to elect (using a form approved by HM Revenue & Customs) that the whole or any part of any secondary class 1 (employer’s) National Insurance contributions shall be transferred to the UK Participant.

2.4Amendment to Section 15.18 of the Plan.  Section 15.18 (No Guarantees Regarding Tax Treatment) shall be modified to read as follows:

Neither the Company nor the Committee make any guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan.  Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a Person with respect thereto.  Awards granted under the Plan are not intended to benefit from tax advantaged treatment for United Kingdom tax purposes.

2.5Amendment to Section 15.19 of the Plan.  Section 15.19 (Data Protection) shall be modified to read as follows:

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15.19Data Protection. The implementation and administration of the Plan requires the use of personal data relating to each Eligible Person and Participant. Personal data relating to a Participant/Eligible Person will be used in accordance with the “Staff Privacy Policy” issued by MarketAxess Europe Limited, subject to the additional following information which specifically relates to the Plan and any further equity incentive plans of which Eligible Persons may be notified from time to time and is supplementary to the information provided in the Staff Privacy Policy. The defined terms used below have the meanings given to those terms in Section 2 above or else in the Staff Privacy Policy.

(a)Purposes for using personal data. In connection with the Plan, personal data will be used: (i) to consider the grant of an Award to an Eligible Person: (ii) to grant Awards to a Participant; (iii) for the management and administration of the Plan; and (iv) for such other purposes as are, or become, necessary in connection with the Plan.

(b)Legal bases for the processing of personal data. The legal justification for the processing of the personal data stated below in connection with the purposes stated above are the legitimate interests of MarketAxess Europe Limited and its group companies as well as the legitimate interests of a Participant. The relevant legitimate interests are the attraction, retention and motivation of key personnel.

(c)Relevant types of personal data. The following classes of personal data relating to an Eligible Person will be used for the purposes stated above: (i) name; (ii) SSN or International Tax ID; (iii) date of birth; (iv) work email address; (v) work phone number; (vi) home address; (vii) date of hire; (viii) employing subsidiary; and (ix) work location.

(d)Recipients of your personal data. For the purposes stated above, personal data will be shared between the entity which employs you and MarketAxess Holdings Inc. which is a US corporation. It may also be necessary to share your personal data with other group companies and our professional advisers, in each case for the purposes stated above. Where we need to transfer your personal data to the US, this will be done subject to the safeguards referenced in paragraph 8.3 of the Staff Privacy Policy.

2020 Proxy Statement	A-1-3

MarketAxess®

NYC Headquarters

55 Hudson Yards Floor 15
New York NY 10001 USA

T +1 212 813 6000
marketaxess.com

MARKETAXESS nyc headquarters 55 hudson yards floor new york ny 10001 usa 15 t +1 212 813 6000 marketaxess.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D13099-P31858 For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! MARKETAXESS HOLDINGS INC. 55 HUDSON YARDS 15TH FLOOR NEW YORK, NY 10001 1c. Steven L. Begleiter 1a. Richard M. McVey 1b. Nancy Altobello 1f. Christopher R. Concannon 1d. Stephen P. Casper 1e. Jane Chwick 1j. Emily H. Portney 1k. Richard L. Prager 1g. William F. Cruger 1h. Justin G. Gmelich 1i. Richard G. Ketchum 1l. John Steinhardt NOTE: UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED AND FOR PROPOSALS 2, 3 AND 4, AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW - NO BOXES NEED BE CHECKED. 1. Election of Directors Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. MARKETAXESS HOLDINGS INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2020 Proxy Statement. 4. To approve the adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan. For Against Abstain ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MKTX2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

2020 ANNUAL MEETING OF STOCKHOLDERS OF MARKETAXESS HOLDINGS INC. June 10, 2020 This proxy is solicited by the Board of Directors Please date, sign and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D13100-P31858 MARKETAXESS HOLDINGS INC. The undersigned hereby appoints Richard M. McVey, Antonio L. DeLise and Scott Pintoff, jointly and severally, as proxies and attorneys of the undersigned, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MarketAxess Holdings Inc. to be held on Wednesday, June 10, 2020, via a live webcast at www.virtualshareholdermeeting.com/MKTX2020 or at any postponement or adjournment thereof. You are encouraged to indicate your choices by marking the appropriate boxes, as specified on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side